UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.      )

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COMMUNITY HEALTH SYSTEMS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMMUNITY HEALTH SYSTEMS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 19, 2009

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders of Community Health Systems, Inc. will be held on Tuesday, May 19, 2009 at 8:00 a.m. (Eastern Daylight Time) at The St. Regis Hotel, 5th Avenue at 55th Street, New York, New York 10022, to consider and act upon the following matters:

1. To elect three (3) Class III Directors and one (1) Class II Director;

2. To approve the Community Health Systems, Inc. 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009;

3. To approve the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009;

4. To approve the Community Health Systems, Inc. 2009 Stock Option and Award Plan, adopted as of March 24, 2009;

5. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for our fiscal year ending December 31, 2009; and

6. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The close of business on March 31, 2009, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof.

YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

By Order of the Board of Directors,

Rachel A. Seifert
Senior Vice President, Secretary and
General Counsel

Franklin, Tennessee
April 10, 2009

ANNUAL MEETING OF STOCKHOLDERS
OF
COMMUNITY HEALTH SYSTEMS, INC.

PROXY STATEMENT

Page

Introduction	1
General Information	4
Members of the Board of Directors	10
Proposals Submitted for a Vote of Stockholders	13
Proposal 1 — Election of Class III Directors and Class II Director	13
Proposal 2 — 2000 Stock Option and Award Plan	13
Proposal 3 — 2004 Employee Performance Incentive Plan	21
Proposal 4 — 2009 Stock Option and Award Plan	24
Proposal 5 — Appointment of Independent Registered Public Accounting Firm	30
Security Ownership of Certain Beneficial Owners and Management	31
Compliance With Exchange Act Section 16(a) Beneficial Ownership Reporting	33
Relationships and Certain Transactions between Community Health Systems, Inc. and its Officers, Directors and 5% Beneficial Owners and their Family Members	33
Information About Our Executive Officers	34
Executive Compensation	35
Compensation Discussion and Analysis	35
Summary Compensation Table	48
Grants of Plan-Based Awards	49
Outstanding Equity Awards at Fiscal Year-End	51
Option Exercises and Stock Vested	52
Pension Benefits	52
Nonqualified Deferred Compensation Plan	53
Compensation Committee Report	57
Audit and Compliance Committee Report	58
Miscellaneous	59
Attachments:
Annex A — 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009
Annex B — 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009
Annex C — 2009 Stock Option and Award Plan, adopted as of March 24, 2009

ANNUAL MEETING OF STOCKHOLDERS
OF
COMMUNITY HEALTH SYSTEMS, INC.
4000 Meridian Boulevard
Franklin, Tennessee 37067

PROXY STATEMENT
April 10, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS MEETING TO BE HELD ON MAY 19, 2009: THIS PROXY STATEMENT, PROXY CARD AND THE 2008 ANNUAL REPORT TO STOCKHOLDERS ARE AVAILABLE AT WWW.CHS.NET.

INTRODUCTION

Solicitation

This Proxy Statement, the accompanying proxy card and the Annual Report to Stockholders (with Form 10-K) of Community Health Systems, Inc. (the “Company”) are being mailed on or about April 10, 2009. The Board of Directors of the Company (the “Board” or the “Board of Directors”) is soliciting your proxy to vote your shares at the 2009 Annual Meeting of Stockholders (the “Meeting”). The Board is soliciting your proxy to give all stockholders of record the opportunity to vote on matters that will be presented at the Meeting. This Proxy Statement provides you with information on these matters to assist you in voting your shares.

For simplicity of presentation throughout this Proxy Statement, we refer to employees of our indirect subsidiaries as “employees of the Company,” “our employees” or similar language. Notwithstanding this presentation style, the Company itself does not have any employees.

When and where will the meeting be held?

The meeting will be held on Tuesday, May 19, 2009 at 8 a.m. (Eastern Daylight Time) at The St. Regis Hotel, 5th Avenue at 55th Street, New York, New York 10022.

What is a proxy?

A proxy is your legal designation of another person (the “proxy”) to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the President or the Secretary of the Company the authority to vote your shares in the manner you indicate on your proxy card.

Why did I receive more than one proxy card?

You will receive multiple proxy cards if you hold your shares in different ways (e.g., joint tenancy, trusts, and custodial accounts) or in multiple accounts. If your shares are held by a broker, bank, trustee or other nominee (i.e., in “street name”), you will receive your proxy card or other voting information from your broker, bank, trustee or other nominee, and you should return your proxy card or cards to your broker, bank, trustee or other nominee. You should vote on and sign each proxy card you receive.

Voting Information

Who is qualified to vote?

You are qualified to receive notice of and to vote at the Meeting if you own shares of Common Stock of the Company at the close of business on our record date of Tuesday, March 31, 2009.

How many shares of Common Stock may vote at the Meeting?

As of March 31, 2009, there were 92,458,514 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter presented.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with BNY Mellon Shareholder Services, the Company’s transfer agent, you are a “stockholder of record.” If your shares are held in the name of a brokerage, bank, trust or other nominee as a custodian, you are a “street name” holder.

How do I vote my shares?

If you are a “stockholder of record”, you can vote your proxy by mailing in the enclosed proxy card.

Please refer to the specific instructions set forth on the enclosed proxy card.

If you hold your shares in “street name”, your broker/bank/trustee/nominee will provide you with materials and instructions for voting your shares, which may allow you to use the internet or a toll free telephone number to vote your shares.

Can I vote my shares in person at the Meeting?

If you are a “stockholder of record”, you may vote your shares in person at the Meeting. If you hold your shares in “street name”, you must obtain a proxy from your broker, banker, trustee or nominee, giving you the right to vote the shares at the Meeting.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 —	FOR the election of each of the three nominees for Class III Directors: John A. Clerico, Julia B. North, and Wayne T. Smith, with terms expiring at the 2012 Annual Meeting of Stockholders, and for the one nominee for Class II Director: James S. Ely III, with a term expiring at the 2011 Annual Meeting of Stockholders.

Proposal 2 —	FOR the approval of the Community Health Systems, Inc. 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009.

Proposal 3 —	FOR the approval of the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009.

Proposal 4 —	FOR the approval of the Community Health Systems, Inc. 2009 Stock Option and Award Plan, adopted as of March 24, 2009.

Proposal 5 —	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009.

What are my choices when voting?

Proposal 1 — You may cast your vote in favor of or against electing each of the nominees as Directors or you may abstain from voting for one or all of them.

Proposal 2 — You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares for this proposal.

Proposal 3 — You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares for this proposal.

Proposal 4 — You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares for this proposal.

Proposal 5 — You may cast your vote in favor of or against this proposal, or you may elect to abstain from voting your shares for this proposal.

How would my shares be voted if I do not specify how they should be voted?

If you sign and return your proxy card without indicating how you want your shares to be voted, the President or Secretary will vote your shares as follows:

Proposal 1 —	FOR the election of each of the nominees for Class III Directors with terms expiring at the 2012 Annual Meeting of Stockholders and for the one nominee for Class II Director with a term expiring at the 2011 Annual Meeting of Stockholders.

Proposal 2 —	FOR the approval of the Community Health Systems, Inc. 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009.

Proposal 3 —	FOR the approval of the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009.

Proposal 4 —	FOR the approval of the Community Health Systems, Inc. 2009 Stock Option and Award Plan, adopted as of March 24, 2009.

Proposal 5 —	FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm (independent auditors) for the fiscal year ending December 31, 2009.

How are abstentions and broker non-votes treated?

Abstentions are deemed as “present” at the Meeting, are counted for quorum purposes, and other than for Proposal 1, will have the same effect as a vote against the matter. Broker non-votes, if any, while counted for general quorum purposes, are not deemed to be “present” with respect to any matter and will have no effect on the voting results for that matter. In the case of Proposal 1, an abstention will not be deemed to be a vote cast either for or against any nominee.

Can I change my vote after I have mailed my proxy card?

You may revoke your proxy by doing one of the following:

•	By sending a written notice of revocation to the Secretary of the Company that is received prior to the Meeting, stating that you revoke your proxy;

•	By signing a later-dated proxy card and submitting it so that it is received prior to the Meeting in accordance with the instructions included in the proxy card(s);

•	By attending the Meeting and voting your shares in person; or

•	If you hold your shares in “street name”, your broker/bank/trustee/nominee will provide you with instructions to revoke your proxy.

What vote is required to approve each proposal?

Proposal 1 provides for the election of three (3) Class III Directors and one (1) Class II Director. For each nominee, the affirmative vote of a majority of the votes cast for the election of that nominee is required to elect him or her as a director.

Proposal 2 requires the affirmative vote of a majority of those shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Meeting.

Proposal 3 requires the affirmative vote of a majority of those shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Meeting.

Proposal 4 requires the affirmative vote of a majority of those shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Meeting.

Proposal 5 requires the affirmative vote of a majority of those shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Meeting.

Who will count the votes?

Representatives from BNY Mellon Shareholder Services, our transfer agent, will count the votes and serve as our Inspectors of Election. The Inspectors of Election will be present at the Meeting.

Who pays the cost of proxy solicitation?

The Company pays the costs of soliciting proxies. The Company has engaged Georgeson Inc. to aid in the solicitation of proxies for a fee of approximately $15,000, plus reasonable expenses. Upon request, the Company will reimburse brokers, dealers, banks, trustees or their other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of shares of the Company’s Common Stock. In addition, certain of our directors, officers, and employees of our management company will aid in the solicitation of proxies. These individuals will receive no compensation in addition to their regular compensation.

Is this Proxy Statement the only way that proxies are being solicited?

No. As stated above, in addition to mailing these proxy materials, our proxy solicitor, Georgeson Inc., and certain of our directors, officers or employees may solicit proxies by telephone, e-mail or personal contact. Our directors, officers or employees will not be specifically compensated for doing so.

If you have any further questions about voting your shares or attending the Meeting (including information regarding directions to the Meeting) please call our Secretary and General Counsel, Rachel Seifert, at 615-465-7000.

GENERAL INFORMATION

What is the deadline for submitting stockholder proposals for the 2010 annual meeting of stockholders?

If a stockholder seeks to have a proposal included in our Proxy Statement for the 2010 annual meeting pursuant to the rules under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), the proposal must be submitted by no later than December 11, 2009. Any stockholder proposal (other than pursuant to the rules under the Exchange Act) or director nominations submitted by a stockholder for consideration at our 2010 annual meeting must be received by the Company in the manner and by the deadline set forth under “How can I submit Stockholder Proposals or Nominations for Directors” as set forth later in this Proxy Statement. In general, a director nomination or stockholder proposal, submitted in proper form, must be received no earlier than January 25, 2010, and no later than February 24, 2010.

How may I contact the non-management members of the Board of Directors?

Julia B. North is the Chair of the Governance and Nominating Committee of the Board of Directors. She and any of the other non-management directors may be contacted by any stockholder or other interested party in the following manner:

c/o Community Health Systems
4000 Meridian Boulevard
Franklin, TN 37067
Attention: Rachel A. Seifert
Corporate Secretary
615-465-7000
Investor _ Communications@chs.net

In the alternative, stockholders or other interested parties may communicate with our directors or our corporate compliance officer by accessing the Confidential Disclosure Program established under our Code of Conduct:

Corporate Compliance and Privacy Officer
Community Health Systems
4000 Meridian Boulevard
Franklin, TN 37067
800-495-9510

Generally, all materials that are appropriate director communications will be forwarded to the intended recipient; however, management may simultaneously conduct an investigation of any operational, compliance, or legal matter in accordance with its established policies and procedures. Management reserves the right to reject from this process any material that is harassing, unduly offensive, anonymous or otherwise not credible, or solicits business on behalf of the sender.

How is the Board of Directors organized and what are the standing committees of the Board of Directors?

Our Board of Directors is governed by the Bylaws of the Company and is further guided by the Governance Guidelines for the Board of Directors. In March 2009, the size of our Board of Directors was increased from eight (8) members to nine (9) members, creating a vacancy on the Board. James S. Ely III has been nominated to fill this vacancy. Our Governance Guidelines include independence standards for those directors who are not also members of management. To determine whether our directors and director nominees are independent, the Board evaluates the relationships of our directors and director nominees, as disclosed to us by them, with the Company and the members of the Company’s management, against the Independence Standards of our Governance Guidelines. In making its independence determinations, the Board broadly considers all relevant facts and circumstances, including directors’ and director nominees’ responses to a questionnaire that solicited information about their relationships. The Board also considers relationships between the Company and organizations on which our directors or director nominees serve as directors. The Board determined that our directors and director nominee did not have an indirect material interest in the applicable relationships and the relationships did not and will not impede our directors’ or director nominee’s exercise of independent judgment. After such evaluations, our Board of Directors has affirmatively determined that 100% of the non-management members of our current Board and our Class II Director nominee are independent. These directors and nominee are:

John A. Clerico
John A. Fry
William N. Jennings, M.D.
Harvey Klein, M.D.
Julia B. North
H. Mitchell Watson, Jr.
James S. Ely III (nominee)

Messrs. Wayne Smith and Larry Cash, who are employee-officers of the Company, are not independent.

The non-management members of our Board meet periodically in executive sessions, typically at the end of each regularly scheduled board meeting or at the end of a committee meeting at which a majority of the non-management directors are present, and otherwise as needed. An independent director presides over those sessions and the identity of that director is determined by the subject matter of the meeting. In the absence of a particular committee related subject matter, the Chair of the Governance and Nominating Committee, currently Ms. North, presides at the executive sessions. As a result of adopting this procedure, the Company no longer has a Lead Director. During 2008, the non-management members of our Board met in executive session five (5) times.

Our Board of Directors has three standing committees: Audit and Compliance, Compensation, and Governance and Nominating. Each of these committees is comprised solely of independent directors, and each meets the additional criteria for committee membership as set forth in the applicable committee charter. Each committee operates pursuant to a committee charter. The current composition of our Board’s Committees is as follows:

Audit and Compliance Committee	Compensation Committee	Governance and Nominating Committee

John A. Clerico, Chair John A. Fry H. Mitchell Watson, Jr.	H. Mitchell Watson, Jr., Chair John A. Clerico Julia B. North	Julia B. North, Chair John A. Fry William N. Jennings, M.D. Harvey Klein, M.D.

It is anticipated that Mr. Ely will be appointed to the Audit and Compliance Committee upon his election to the Board of Directors.

How many times did your Board and its committees meet in 2008? What was the attendance by the members? What are the duties of the Board’s committees?

Directors are encouraged to attend our annual meeting of stockholders; all eight (8) of our then serving directors were present at our 2008 annual meeting of stockholders, which was followed immediately by the annual meeting of the Board of Directors.

The Board of Directors is responsible for broad corporate policy and the overall performance of the Company. Members of the Board are kept informed of the Company’s business by various documents sent to them before each meeting and oral reports made to them during these meetings by the Company’s Chairman, President and Chief Executive Officer and other corporate executives. They are advised of actions taken by the various committees of the Board of Directors and are invited to, and frequently do, attend all committee meetings. Directors have access to all our books, records and reports, and members of management are available at all times to answer their questions.

In 2008, the Board of Directors held four (4) regular meetings, one (1) special meeting, and acted one (1) time by written consent. Each director attended at least 75% of the Board meetings and meetings of the Committees of the Boards on which he/she served.

The Audit and Compliance Committee held eight (8) regular meetings during 2008. As set forth in the Committee’s Charter, the Audit and Compliance Committee’s responsibility is to provide advice and counsel to management regarding, and to assist the Board of Directors in, its oversight of, (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; and (iv) the performance of the Company’s internal audit function and its independent registered public accounting firm. The Audit and Compliance Committee report is set forth later in this Proxy Statement.

The Compensation Committee held seven (7) meetings during 2008. The primary purpose of the Compensation Committee is to (i) assist the Board of Directors in discharging its responsibilities relating to compensation of the Company’s executives; (ii) approve awards and grants of equity-based compensation arrangements to directors, employees, and others pursuant to the Community Health Systems, Inc. Amended and Restated 2000 Stock Option and Award Plan; (iii) administer the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan with regard to the employees to whom Section 162(m) of the Internal Revenue Code (the “IRC”) applies; (iv) assist the Board of Directors by making recommendations regarding compensation programs for directors; and (v) produce an annual report on executive compensation for inclusion in the Company’s proxy statement in accordance with applicable rules and regulations under the Exchange Act. The Compensation Committee’s report is set forth later in this Proxy Statement.

As set forth in the Committee’s Charter, the primary responsibilities of the Compensation Committee are to oversee the elements of the compensation arrangements available to the Company’s subsidiaries that are used to compensate the Company’s executive officers, and in particular, the Chief Executive Officer. The Committee also approves the goals and objectives of the Chief Executive Officer and the other executive officers and determines whether targets have been attained in connection with target based compensation awards and equity grants. Pursuant to the Compensation Committee’s Charter, the Committee has authority to engage its own executive compensation consultants and legal advisors. Since 2005, Mercer Human Resources Consulting has served as the independent executive compensation consultant to the Compensation Committee.

The Governance and Nominating Committee met three (3) times during 2008. The primary purpose of the Governance and Nominating Committee is to (i) recommend to the Board of Directors a set of corporate governance guidelines applicable to the Company; (ii) review at least annually the Company’s corporate Governance Guidelines and make any recommended changes, additions or modifications; and (iii) identify individuals qualified to become Board members and to select, or recommend that the Board of Directors select, the director nominees for the next annual meeting of stockholders; and (iv) evaluate the qualification and performance of incumbent directors.

Who are your Audit Committee Financial Experts?

All three of the members of our Audit and Compliance Committee are “audit committee financial experts” as defined by the Exchange Act — John A. Clerico, John A. Fry, and H. Mitchell Watson, Jr. Upon his appointment to the Audit and Compliance Committee, James S. Ely III will also be an “audit committee financial expert”.

Does the Company have a Code of Conduct?

The Company has an internal compliance program, the keystone of which is our Code of Conduct. Our Code of Conduct has been adopted and implemented throughout our organization and is applicable to all members of the Board of Directors, officers, and employees of our subsidiaries. A variation of this Code of Conduct has been in effect at our Company since 1997.

Where can I obtain a copy of your Board of Directors’ organizational documents?

A copy of the current version of our Board of Directors Governance Guidelines, including our Independence Standards, along with current versions of our Code of Conduct, the Board of Directors Governance Guidelines and committees’ charters are posted on the Investor Relations — Corporate Governance section of our internet website — www.chs.net. These items are also available in print to any stockholder who requests them by writing to Community Health Systems, Inc., Investor Relations, at 4000 Meridian Boulevard, Franklin, TN 37067.

How are your Directors compensated?

Our Board of Directors has approved a compensation program for directors who are not members of management (“eligible directors”), which consists of both cash and equity-based compensation. In 2008, eligible directors received an annual stipend of $40,000. The Chair of the Audit and Compliance Committee received an additional annual stipend of $15,000; the Chair of the Compensation Committee received an additional annual stipend of $10,000; the Chair of the Governance and Nominating Committee received an additional stipend of $7,500; and the Chair of the Governance and Nominating Committee also received a Lead Director stipend of $10,000. Eligible directors also received $1,500 for each Board meeting attended and $1,000 for each committee meeting attended. Eligible directors received 6,000 shares of restricted stock upon their initial appointment to the Board and receive 3,000 shares of restricted stock on the first business day after January 1 of each calendar year, provided such director is a director on such date. These awards are made under our Amended and Restated 2000 Stock Option and Award Plan. The restrictions on these shares lapse in equal one-third increments on each of the first three anniversaries of the award date for so long as the eligible director is a member of the Board. If an eligible director’s service as a member of the Board terminates as a result of death or disability, all unvested shares of the restricted stock will vest as of the date of termination. This restricted stock program was originally established in 2002. In addition, our eligible directors received a restricted share grant in February 2005. In July 2007, in connection with the closing of our acquisition of Triad Hospitals, Inc. (“Triad”), each of our eligible directors received a special, one-time grant of 10,000 restricted shares, which restrictions will lapse in equal amounts on the first two (2) anniversary dates of the grant.

In December 2008, with a further modification in February 2009, our Board of Directors amended its compensation program for eligible directors to more closely align it with those of similarly sized companies and to conform to current trends in director compensation. Both the cash portion and the equity portion of the compensation program were amended. The cash portion was amended to eliminate separate fees for Board and committee meetings, and each eligible director is paid a cash stipend of $70,000 per year, payable in quarterly installments. The additional annual stipends for the three committee chairs were retained and adjusted as follows: Audit and Compliance Committee: $15,000; Compensation Committee: $10,000; and Governance and Nominating Committee: $10,000. The annual grant of 3,000 shares of restricted stock was eliminated, and in lieu thereof, each eligible director receives a grant of a number of shares of phantom stock based on the portion of his or her annual compensation that is allocated to equity. Typically, this grant is made at the end of February of each year. For 2009, the value of the award was $130,000, or 7,151 shares of phantom stock, per eligible director. Eligible directors who join our Board of Directors within the first six months of the year will receive the same award as the other eligible directors. However, if an eligible director’s appointment occurs within the last six months of the year, such eligible director will receive no stock-based compensation until the following year. These phantom stock awards vest in equal one-third increments on each of the first three anniversaries of the award date for so long as the director is a member of the Board. If an eligible director’s service as a member of the Board terminates as a result of death, disability or otherwise (other than “for cause”) all unvested shares of the phantom stock awards will vest as of the date of termination. In connection with the other amendments to the 2000 Stock Option and Award Plan, phantom stock awards have been eliminated going forward; future awards to eligible directors will be made in the form of restricted stock units with the same terms and conditions as applicable to the phantom stock awards. All directors are reimbursed for their out-of-pocket expenses arising from attendance at meetings of the Board and its committees.

Management directors did not receive any compensation for their service on the Board.

Director Compensation

The following table summarizes the aggregate fees paid or earned and the value of equity-based awards earned by our non-employee directors in 2008:

	Fees Earned	Restricted
	or Paid in	Stock	Total
Name	Cash ($)	Awards ($) (1)	Compensation ($)

John A. Clerico	73,500	323,872	397,372
Dale F. Frey(2)	20,375	550,618	570,993
John A. Fry	58,500	323,872	382,372
William N. Jennings, MD	36,500	45,321	81,821
Harvey Klein, M.D.	50,500	323,872	374,372
Julia B. North	68,125	323,872	391,997
H. Mitchell Watson, Jr.	69,500	323,872	393,372

(1)	This amount reflects the dollar amount recognized for financial reporting purposes for the year ended December 31, 2008 in accordance with FAS 123(R) for restricted stock awards granted under the 2000 Stock Option and Award Plan and thus may include amounts from awards granted in 2008 or in prior years. Assumptions used in the calculation of these amounts are included in note 2 to the Company’s audited financial statements for the year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2009. The FAS 123(R) amounts will likely vary from the actual amount ultimately realized by the non-management directors. The grant date fair value of awards granted in 2008 was $108,750 for each of Messrs. Clerico, Fry and Watson, Dr. Klein and Ms. North and $220,560 for Dr. Jennings. As of December 31, 2008, the non-management directors had restricted stock awards for the following number of shares; Mr. Clerico, 11,000; Mr. Fry, 11,000; Dr. Jennings, 6,000; Dr. Klein, 11,000; Ms. North, 11,000 and Mr. Watson, 11,000; and the non- management directors had stock option awards for the following number of shares; Mr. Clerico, 20,000; Mr. Fry, 15,000; Dr. Jennings, 0; Dr. Klein, 25,000; Ms. North, 10,000; and Mr. Watson, 15,000.

(2)	Mr. Frey’s Class II Director’s term expired at the 2008 Annual Meeting.

The Governance and Nominating Committee, which is responsible for making non-management director compensation recommendations to the Board of Directors, evaluates the compensation program for the non-management directors not less than every two years.

How are Directors Nominated?

The Governance and Nominating Committee has responsibility for the director nomination process.

The Governance and Nominating Committee believes that the minimum qualifications that must be met by any director nominee, including any Director nominee who is recommended by stockholders, include (i) a reputation for the highest ethical and moral standards, (ii) good judgment, (iii) a positive record of achievement, (iv) if on other boards, an excellent reputation for preparation, attendance, participation, interest and initiative, (v) business knowledge and experience relevant to the Company and (vi) a willingness to devote sufficient time to carrying out his or her duties and responsibilities effectively.

The qualities and skills necessary in a director nominee are governed by the specific needs of the Board at the time the Governance and Nominating Committee determines to add a director to the Board. The specific requirements of the Board will be determined by the Governance and Nominating Committee and will be based on, among other things, the Company’s then existing strategies and business, market, regulatory environments, and the mix of perspectives, experience and competencies then represented by the other Board members. The Governance and Nominating Committee will also take into account the Chairman, President and Chief Executive Officer’s views as to areas in which management desires additional advice and counsel.

When the need to recruit a director arises, the Governance and Nominating Committee will consult the other directors, including the Chairman, President and Chief Executive Officer and, when deemed appropriate, utilize fee-paid third party recruiting firms to identify potential candidates. The candidate evaluation process may include inquiries as to the candidate’s reputation and background, examination of the candidate’s experiences and skills in relation to the Board’s requirements at the time, consideration of the candidate’s independence as measured by the Company’s Independence Standards, and other considerations as the Governance and Nominating Committee deems appropriate at the time. Prior to formal consideration by the Governance and Nominating Committee, any candidate who passes such screening would be interviewed by the Chair of the Governance and Nominating Committee and the Chairman, President and Chief Executive Officer.

The nominees at the Meeting for the three (3) Class III Directors are as follows: John A. Clerico, Julia B. North and Wayne T. Smith. Each of these three are incumbent directors. The nominee at the Meeting for the recently created vacancy for one (1) Class II Director (which vacancy resulted from the increase in the size of the Board of Directors from eight (8) to nine (9) members) is James S. Ely III. The nomination of Mr. Ely followed the above-described process.

How can I submit Stockholder Proposals or Nominations for Directors?

The Governance and Nominating Committee will consider candidate nominees for election as director who are recommended by stockholders and any business that stockholders seek to bring before an annual meeting. For any candidate to be considered by the Governance and Nominating Committee and, if nominated, to be included in the proxy statement, such recommendation must be received by the Secretary at our principal executive offices (Secretary, Community Health Systems, Inc., 4000 Meridian Boulevard, Franklin, TN 37067) not less than 45 or more than 75 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting of stockholders. This same time requirement applies to any business a stockholder seeks to bring before an annual meeting of our stockholders (other than pursuant to the rules under the Exchange Act). However, if the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be delivered no later than the close of business on the later of the 90th day prior to the annual meeting or the 10th day following the day on which the public announcement of the meeting is first made. The Governance and Nominating Committee will conduct the same analysis that it conducts with respect to its director nominees of any director nominations properly submitted by a stockholder and, as a result of that process, will formulate its recommendation to support or oppose that person’s election as a member of the Board of Directors. Please see page 4 under “What is the deadline for submitting stockholder proposals for the 2010 annual meeting of stockholders?” for the deadlines related to the 2010 annual meeting of stockholders.

A stockholder’s notice to the Secretary for director nominee recommendations must set forth as to each proposed nominee (a) the name, age, business address and residence address of the nominee, (b) the principal occupation or employment of the nominee, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the nominee, (d) a statement as to whether the nominee acknowledges the Company’s policy on director resignations following such nominee’s failure to receive the required vote for re-election at any future meeting at which such nominee would face re-election and (e) a statement from the nominee that he or she consents to being named in the proxy statement relating to the stockholders’ meeting at which the election of such nominee would take place and will serve as a director if elected. In addition, a stockholder giving the notice for director nominee recommendations must provide (a) the name and record address of such stockholder, (b) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (c) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nominations are to be made by such stockholder and (d) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee(s) named in its notice.

A stockholder’s notice to the Secretary for any business such stockholder seeks to bring before an annual meeting (other than pursuant to the rules under the Exchange Act) must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address of such stockholder, (c) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

MEMBERS OF THE BOARD OF DIRECTORS

Our certificate of incorporation provides for a classified Board of Directors consisting of three classes. Each class consists, as nearly as possible, of one-third of the total number of directors constituting the entire Board. At each annual meeting of stockholders, successors to the class of directors whose term expires at that Annual Meeting will be elected for a three-year term and until their respective successors are elected and qualified. In March 2009, the Board of Directors increased the size of our Board from eight (8) members to nine (9) members, creating a vacancy on the Board. The Board of Directors created the additional position of a Class II Director to maintain the equal division of the Board among the three classes. The Board of Directors also desired to submit the new nominee to the vote of the stockholders at the earliest possible date. Accordingly, the term of the new nominee will be aligned with the other Class II Directors and will expire at the 2011 annual meeting. A director may only be removed with cause by the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote in the election of directors.

Class III Directors’ terms expire at our 2009 Annual Meeting. Upon the recommendation of the Governance and Nominating Committee, the three (3) persons listed in the table below as Class III Directors are nominated for election to serve as a Class III Director for a term of three (3) years and until their respective successors are elected and qualify, and the one (1) person listed in the table below as a Class II Director is nominated for election to serve as a Class II Director for a period of two (2) years and until his successor is elected and qualifies. Each of the Class III Director nominees are incumbent directors.

Name	Age	Position

John A. Clerico	67	Director (Class III)
Julia B. North	61	Director (Class III)
Wayne T. Smith	63	Chairman of the Board, President, Chief Executive Officer and Director (Class III)
James S. Ely III (nominee)	51	Director (Class II)

John A. Clerico	Director Since 2003
Audit and Compliance Committee Chair
Compensation Committee Member

Since 2000, when Mr. Clerico co-founded ChartMark Investments, Inc., he has served as its chairman and as a registered financial advisor. In October 2008, Mr. Clerico agreed to serve as Executive Chairman and Interim Chief Executive Officer of Global Industries, Ltd for a period of one year. From 1992 to 2000, he served as an Executive Vice President and the Chief Financial Officer and a Director of Praxair, Inc. From 1983 until its spin-off of Praxair, Inc. in 1992, he served as an executive officer in various financial and accounting areas of Union Carbide Corporation. Mr. Clerico currently serves on the Board of Directors of (i) Educational Development Corporation, and on its audit and executive committees; and (ii) Global Industries, Ltd.

Julia B. North	Director Since 2004
Governance and Nominating Committee Chair
Compensation Committee Member

Ms. North is presently retired. Over the course of her career, Ms. North has served in many senior executive positions, including as President of Consumer Services for BellSouth Telecommunications from 1994 to 1997. After leaving BellSouth Telecommunications in 1997, she served as the President and CEO of VSI Enterprises, Inc. until 1999. She currently serves on the Board of Directors of (i) Acuity Brands, Inc., and on its compensation and governance and nominating committees, and (ii) NTELOS Holdings Corp., and on its compensation and governance committees.

Wayne T. Smith	Director Since 1997
Chairman of the Board

Mr. Smith is our Chairman, President and Chief Executive Officer. Mr. Smith joined us in January 1997 as President. In April 1997, we also named him our Chief Executive Officer and a member of the Board of Directors. In February 2001, he was elected Chairman of our Board of Directors. Prior to joining us, Mr. Smith spent 23 years at Humana Inc., most recently as President and Chief Operating Officer, and as a director, from 1993 to mid-1996. He is currently a member of the Board of Directors of (i) Citadel Broadcasting Corporation, and serves on its audit committee and (ii) Praxair, Inc. and serves on its compensation committee (chair). Mr. Smith is a member of the board of directors and a past chairman of the Federation of American Hospitals.

James S. Ely III	Nominee

Mr. Ely is founder (2008) and chief executive officer of Priority Capital Management LLC. From 1995 to 2008, he was a senior banker and managing director in J.P. Morgan’s Syndicated and Leveraged Finance Group, where he was responsible for structuring and arranging syndicated loans and high yield issues in the healthcare, aerospace, defense and other sectors. Mr. Ely’s service with J.P. Morgan’s predecessor institutions commenced in 1987. He is a director of Select Medical Corporation.

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The remaining incumbent directors, whose terms of office have not expired (Class I Directors’ terms will expire in 2010, and Class II Directors’ terms will expire in 2011), are set forth below.

Name	Age	Position

W. Larry Cash	60	Executive Vice President, Chief Financial Officer and Director (Class I)
John A. Fry	48	Director (Class II)
William N. Jennings, M.D.	65	Director (Class II)
Harvey Klein, M.D.	71	Director (Class I)
H. Mitchell Watson, Jr.	71	Director (Class I)

W. Larry Cash	Director Since 2001

Mr. Cash serves as our Executive Vice President and Chief Financial Officer. Prior to joining us, he served as Vice President and Group Chief Financial Officer of Columbia/HCA Healthcare Corporation from September 1996 to August 1997. Prior to Columbia/HCA, Mr. Cash spent 23 years at Humana, Inc., most recently as Senior Vice President of Finance and Operations from 1993 to 1996. He is also a director of Cross Country Healthcare, Inc. and serves on its audit (chair) and compensation committees.

John A. Fry	Director Since 2004
Audit and Compliance Committee Member
Governance and Nominating Committee Member

Mr. Fry presently serves as President of Franklin & Marshall College. From 1995 to 2002, he was Executive Vice President of the University of Pennsylvania and served as the Chief Operating Officer of the University and as a member of the executive committee of the University of Pennsylvania Health System. Mr. Fry is a member of the Board of Trustees of Delaware Investments, with oversight responsibility for all of the portfolios in that mutual fund family.

William N. Jennings, M.D.	Director Since 2008
Governance and Nominating Committee Member

Dr. Jennings is a practicing family medicine physician employed by The Physician Group, which is affiliated with Jewish Hospital and St. Mary’s Healthcare in Louisville, Kentucky. From 1971 until 2005, when the practice was acquired by Jewish Hospital, Dr. Jennings was in private practice with Southend Medical Clinic, PSC, serving as its managing partner.

Harvey Klein, M.D.	Director Since 2001
Governance and Nominating Committee Member

Dr. Klein has been an Attending Physician at the New York Hospital since 1992. Dr. Klein serves as the William S. Paley Professor of Clinical Medicine at Cornell University Medical College, a position he has held since 1992. He also has been a Member of the Board of Overseers of Weill Medical College of Cornell University since 1997. Dr. Klein is a member of the American Board of Internal Medicine and American Board of Internal Medicine, Gastroenterology.

H. Mitchell Watson, Jr.	Director Since 2004
Compensation Committee Chair
Audit and Compliance Committee Member

Mr. Watson is currently retired. From 1982 to 1989, Mr. Watson was a Vice President of IBM, serving from 1982 to 1986 as President, Systems Product Division, and from 1986 to 1989 as Vice President, Marketing. From 1989 to 1992, Mr. Watson was President and Chief Executive Officer of ROLM Company. Mr. Watson is a member of the Board of Directors of Praxair, Inc., and serves on its audit and governance and nominating committees. Mr. Watson is chairman — emeritus of Helen Keller International, the Chairman of the Brevard Music Center, and a Trustee of Union Theological Seminary, New York, New York.

PROPOSALS SUBMITTED FOR A VOTE OF STOCKHOLDERS

PROPOSAL 1 — ELECTION OF CLASS III DIRECTORS AND CLASS II DIRECTOR

Upon the recommendation of the Governance and Nominating Committee, the three (3) persons listed below are nominated for election to serve as Class III Directors for a term of three (3) years and until their respective successors are elected and qualify, and the one (1) person listed below is nominated for election to serve as a Class II Director for a term of two (2) years and until his successor is elected and qualifies.

The nominees for directors are John A. Clerico, Julia B. North, and Wayne T. Smith, each of which is currently serving a term as a Class III Director that expires at the Meeting, and James S. Ely III, who is a nominee as a Class II Director. Each of the nominees has consented to being named as a director nominee in this Proxy Statement and agreed to serve for the three-year or two-year term to which they have been nominated. If any of the nominees are unable to serve or refuse to serve as directors, an event which the Board does not anticipate, the proxies will be voted in favor of such other person(s), if any, as the Board of Directors may designate.

Required Vote

For each director nominee, the affirmative vote of a majority of the votes cast for that nominee is required to elect him or her as a Director. Abstentions and broker non-votes in connection with the election of directors have no effect on such election since directors are elected by a majority of the votes cast at the meeting. If any director nominee does not receive more votes “for” his or her election than “against”, then pursuant to Board of Directors policy, that nominee is required to promptly submit his or her resignation to the Board of Directors. Within ninety (90) days following the certification of the vote, the Governance and Nominating Committee is required to determine whether to accept the director’s resignation and publicly disclose its decision and reasons.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR ELECTION AS A CLASS II OR CLASS III DIRECTOR.

PROPOSAL 2 — APPROVAL OF THE COMMUNITY HEALTH SYSTEMS, INC. 2000 STOCK OPTION AND AWARD PLAN, AMENDED AND RESTATED AS OF MARCH 24, 2009

The Board of Directors proposes that the stockholders approve our 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009.

The Board amended and restated the plan as of March 24, 2009 to increase the number of shares available for options and awards by 3,000,000. Prior to its amendment and restatement, approximately 571,750 shares of our Common Stock were available for issuance under the plan. Accordingly, if this proposal is approved by our stockholders, there would be 3,571,750 shares of our Common Stock available for issuance under the 2000 Stock Option and Award Plan.

The Board of Directors believes that the plan, as amended and restated, is necessary to continue the Company’s effectiveness in attracting, motivating and retaining officers, employees, directors and consultants with appropriate experience, to increase the grantees’ alignment of interest with the stockholders and to ensure the Company’s compliance with the requirements of Section 162(m) of the IRC.

Our Board of Directors adopted the 2000 Stock Option and Award Plan in April 2000, and the stockholders approved it in April 2000, prior to our initial public offering. The plan was amended and restated in February 2003 and approved by our stockholders in May 2003; further amendments and restatements occurred in February 2005 and March 2007, which were approved by our stockholders in May 2005 and May 2007, respectively. The plan provides for the grant of incentive stock options intended to qualify under Section 422 of the IRC and for the grant of stock options which do not so qualify, stock appreciation rights, restricted stock, restricted stock units, performance-based shares or units, and other share awards. The plan is also designed to comply with the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 under the Exchange Act.

The following information is provided as an update to the outstanding award information presented in the Company’s 2008 Annual Report on Form 10-K filed with the SEC on February 27, 2009. As of March 1, 2009, after giving effect to certain vesting, lapsing, grants, and share forfeiture events that occurred immediately prior thereto, the following table reflects the outstanding awards under the 2000 Stock Option and Award Plan:

			Weighted Average
			Remaining
		Weighted Average	Contractual Term
	Shares	Exercise Price	(in Years)

Non-qualified stock options and stock appreciation rights outstanding at March 1, 2009	9,931,162	$29.47	6.2
Full-value awards outstanding at March 1, 2009(1)	2,268,833	n/a	n/a
Common Shares outstanding at March 31, 2009	92,458,514	n/a	n/a
Shares available for grant at March 1, 2009	571,750	n/a	n/a

(1)	Full-value awards may include restricted stock, restricted stock units, performance-based shares or units, and other share awards.

The remaining shares available for grant under the 2000 Stock Option and Award Plan are far less than what will be needed to make awards in February 2010 to the executives and other employees of the Company, consistent with our current compensation philosophy.

The following is a summary of the material terms of the 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009. The summary is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Annex A.

Purpose.

The purpose of the plan is to strengthen the Company and its subsidiaries by providing an incentive to employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s and its subsidiaries’ business enterprises.

Administration.

The plan is administered by the Compensation Committee of our Board of Directors, which consists of three of our independent directors, each of whom has never served as an officer of the Company. Members of the Compensation Committee serve at the pleasure of the Board of Directors until they cease to be directors or until removed by our Board of Directors. The Compensation Committee has the authority under the plan, among other things, to select the individuals to whom awards will be granted, to determine the type, size, purchase price and other terms and conditions of awards, and to construe and interpret the plan and any awards granted under the plan. Furthermore, with respect to options and awards that are not intended to qualify as performance-based compensation under Section 162(m) of the IRC, the Compensation Committee may generally delegate to one or more officers of the Company the authority to grant options or awards and/or to determine the number of shares subject to each such option or award. All decisions and determinations by the Compensation Committee in the exercise of its power are final, binding and conclusive.

Eligible Individuals.

Generally, officers, employees, directors and consultants of the Company or any of our subsidiaries are eligible to participate in the plan. Awards are made to eligible individuals at the discretion of the Compensation Committee and therefore, we cannot determine who will receive a future grant at this time. As of March 31, 2009, there were twenty-two (22) officers, six (6) independent directors, and approximately six-hundred thirty (630) other employees who were eligible to participate in the plan.

Shares Subject to Plan.

Prior to the amendment and restatement of the plan in March 2009, 571,750 shares of our Common Stock remained available for grants under the plan. The Board of Directors amended and restated the plan as of March 24, 2009 to, among other things, increase the number of shares available for such grants by an additional 3,000,000. Thus, subject to the approval of our stockholders, the plan as amended and restated will have available a total of 3,571,750 shares for future grants.

In no event will an eligible individual in any calendar year receive a grant of options or awards that is in the aggregate in respect of more than 1,000,000 shares. In applying these individual limits, awards granted under the 2009 Stock Option and Award Plan will be aggregated with awards granted under this plan. In addition, no more than 30,000 shares may be issued in any calendar year upon the exercise of incentive stock options under the plan. Awards granted after March 30, 2007 and through March 24, 2009 are made in the form of “full value awards” (including restricted stock, restricted stock units, performance-based shares or units, and other share awards), such awards will reduce the number of shares available under the plan by 2.24 shares for each share awarded. For “full value awards” made after March 24, 2009, this ratio will be 1.52 shares for each share awarded. On March 31, 2009, our Common Stock closed at $15.34 per share on the New York Stock Exchange.

Shares subject to awards which expire, are canceled, are forfeited, are settled in cash or otherwise terminate for any reason without having been exercised or without payment having been made in respect of the entire award will again be available for issuance under the plan; with regard to shares that are subject to awards of restricted stock, restricted stock units, performance-based shares or units, and other awards that are granted after March 30, 2007 and through March 24, 2009 as “full value awards,” for each share that is cancelled, forfeited, settled in cash or otherwise terminated, 2.24 shares may again be the subject of options or awards under the plan. For “full value awards” made after March 24, 2009, this ratio will be 1.52 shares for each share awarded. In the event of any increase or reduction in the number of shares, or any change (including a change in value) in the shares or an exchange of shares for a different number or kind of shares of the Company or another corporation, by reason of, among other things, a recapitalization, merger, reorganization, spin-off, split-up, stock dividend or stock split, the Compensation Committee will appropriately adjust the maximum number and class of Common Stock issuable under the plan, the number of shares of Common Stock or other securities which are subject to outstanding awards, and/or the exercise price applicable to any of such outstanding awards.

Types of Awards Available.

Stock Options

The Compensation Committee may grant both nonqualified stock options and incentive stock options within the meaning of Section 422 of the IRC, the terms and conditions of which will be set forth in an option agreement; provided, however, that incentive stock options may only be granted to eligible individuals who are employees of the Company or its subsidiaries. The Compensation Committee has complete discretion in determining the number of shares that are to be subject to options granted under the plan and whether any such options are to be incentive stock options or nonqualified stock options. Options granted prior to 2005 have a ten (10) contractual term, options granted in 2005 through 2007 have an eight (8) year contractual term, and options granted after 2007 have a ten (10) year contractual term.

The exercise price of any option granted under the plan will be determined by the Compensation Committee. However, the exercise price of any option granted under the plan may not be less than the fair market value of a share of our Common Stock on the date of grant. The fair market value of a share of our Common Stock on any date generally will be the closing sales price of a share of such Common Stock as reported by the New York Stock Exchange on that date.

The duration of any option granted under the plan will be determined by the Compensation Committee. Generally, however, no option may be exercised more than ten (10) years from the date of grant; provided, however, that the Compensation Committee may provide that a stock option may, upon the death of the grantee, be exercised for up to one (1) year following the date of death even if such period extends beyond ten (10) years.

The Compensation Committee also has the discretion to determine the vesting schedule of any options granted under the plan and may accelerate the exercisability of any option (or portion of any option) at any time. In the event of a change in control of the Company (as defined in the plan), each option held by the optionee as of the date of the change in control will become immediately and fully vested and exercisable. In addition, the option will remain exercisable for a period of six (6) months after a change in control of the Company, but in no event after the expiration of the stated term of the option.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights either alone or in conjunction with a grant of an option. In conjunction with an option, a stock appreciation right may be granted either at the time of grant of the option or at any time thereafter during the term of the option, and will generally cover the same shares covered by the option and be subject to the same terms and conditions as the related option. In addition, a stock appreciation right granted in conjunction with an option may be exercised at such times and only to the extent that the related option is exercisable. Any exercise of stock appreciation rights will result in a corresponding reduction in the number of shares available under the related option. In the event that the related option is exercised instead, a corresponding reduction in the number of shares available under the stock appreciation right will occur.

Upon exercise of a stock appreciation right which was granted in connection with an option, a grantee will generally receive a payment equal to the excess of the fair market value of a share of our Common Stock on the date of the exercise of the right over the per share exercise price under the related option, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

A stock appreciation right may be granted at any time and, if independent of an option, may be exercised upon such terms and conditions as the Compensation Committee, in its sole discretion, imposes on the stock appreciation right. However, the stock appreciation right may generally not have a duration that exceeds ten (10) years; provided, however, that the Compensation Committee may provide that a stock appreciation right may, upon the death of the grantee, be exercised for up to one (1) year following the date of death even if such period extends beyond ten (10) years.

Upon exercise of a stock appreciation right which was granted independently of an option, the optionee will generally receive a payment equal to the excess of the fair market value of a share of our Common Stock on the date of exercise of the right over the fair market value of our Common Stock on the date of grant, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

Notwithstanding the foregoing, the Compensation Committee may limit the amount payable with respect to a grantee’s stock appreciation right (whether granted in conjunction with an option or not) by including such limit in the agreement evidencing the grant of the stock appreciation right at the time of grant. In addition, in the event of a change in control of the Company, each stock appreciation right held as of the change in control of the Company will become immediately and fully vested and exercisable and remain exercisable for a period of six (6) months after the date of the change in control of the Company, but in no event after the expiration of the stated term of the stock appreciation right.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units may be awarded under the plan, which will be evidenced by a restricted stock or restricted stock unit agreement, as applicable, containing such restrictions, terms and conditions as the Compensation Committee may, in its discretion, determine.

Shares of restricted stock will be issued in the grantee’s name as soon as reasonably practicable after the award is made and after the grantee executes the restricted stock agreement, appropriate blank stock powers and any other agreements or documents which the Compensation Committee requires that the grantee execute as a condition to the issuance of such shares. Generally, restricted shares issued under the plan will be deposited together with the stock powers with an escrow agent (which may be us) designated by the Compensation Committee, and upon delivery of the shares to the escrow agent, the grantee will have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. The Compensation Committee may also grant restricted stock units, each of which represents a right equivalent to one hypothetical share of our Common Stock.

Restrictions on shares and units awarded under the plan will lapse at such time and on such terms and conditions as the Compensation Committee may determine (which may include the occurrence of a change in control of the Company), which restrictions will be set forth in the restricted stock award agreement. The Compensation Committee may impose restrictions on any of the shares of restricted stock that are in addition to the restrictions under applicable federal or state securities laws, and may place a legend on the certificates representing such shares to give appropriate notice of any restrictions.

Upon the lapse of the restrictions on restricted shares or units, the Compensation Committee will cause a stock certificate to be delivered to the grantee with respect to such shares (or in other acceptable form, such as electronic), free of all restrictions under the plan, and, in the case of restricted stock units, such restricted stock units may also be settled in cash at the discretion of the Compensation Committee.

Performance Units and Performance Shares

The Compensation Committee may grant performance units and performance shares subject to the terms and conditions determined by the Compensation Committee in its discretion and set forth in the agreement evidencing the grant.

Performance units represent, upon attaining certain performance goals, a grantee’s right to receive a payment generally equal to (i) the fair market value of a share of our Common Stock determined on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the Compensation Committee or (ii) a percentage (which may be more than 100%) of the amount described in (i) above depending on the level of the performance goal attained. Each agreement evidencing a grant of a performance unit will specify the number of performance units to which it relates, the performance goals which must be satisfied in order for performance units to vest and the performance cycle within which such performance goals must be satisfied.

The Compensation Committee must establish the performance goals to be attained in respect of the performance units, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Compensation Committee deems appropriate. Payment in respect of vested performance units will generally be made as soon as practicable after the last day of the performance cycle to which the award relates.

Payments may be made entirely in shares of our Common Stock valued at fair market value, entirely in cash, or in such combination of shares and cash as the Compensation Committee may determine in its discretion. If the Compensation Committee in its discretion determines to make the payment entirely or partially in restricted shares, the Compensation Committee must determine the extent to which such payment will be in restricted shares and the terms of such shares at the time the performance unit award is granted.

Performance shares are subject to the same terms as described with respect to restricted stock (described above), except that the Compensation Committee will establish the performance goals to be attained in respect of the performance shares, the various percentages of performance shares to be paid out upon attainment, in whole or in part, of the performance goals and such other performance share terms, conditions and restrictions as the Compensation Committee deems appropriate.

Performance objectives established by the Compensation Committee for performance unit or performance share awards may be expressed in terms of (i) earnings per share, (ii) net revenue, (iii) adjusted EBITDA, (iv) share price, (v) pre-tax profits, (vi) net earnings, (vii) return on equity or assets or (viii) any combination of the foregoing. Performance objectives may be in respect of the performance of the Company or any of our subsidiaries or divisions or any combination thereof. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Compensation Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

The agreements evidencing a grant of performance units or performance shares may provide for the treatment of such awards in the event of a change in control of the Company, including provisions for the adjustment of applicable performance objectives.

Other Share-Based Awards

The Compensation Committee may also grant any other share-based award on such terms and conditions as the Compensation Committee may determine in its sole discretion. The Compensation Committee may award shares to participants as additional compensation for service to the Company or any of its subsidiaries or in lieu of cash or other compensation to which participants have become entitled.

Transferability of Options and Awards.

Options and unvested awards, if any, are generally not transferable except by will or under the laws of descent and distribution, and all rights with respect to such options and awards are generally exercisable only by the optionee or grantee during his or her lifetime, except that the Compensation Committee may provide that, in respect of any nonqualified stock option granted to an optionee, the option may be transferred to his or her spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. In addition, the Compensation Committee may permit the nonqualified stock option to be transferred to trusts solely for the benefit of the optionee’s family members and to partnerships in which the family members and/or trusts are the only partners.

A nonqualified stock option or a stock appreciation right may also be transferred pursuant to a domestic relations order. A stock appreciation right granted in conjunction with an option will not be transferable except to the extent that the related option is transferable.

Certain Transactions.

In the event of a liquidation, dissolution, merger or consolidation of the Company, the plan and the options and awards issued under the plan will continue in accordance with the respective terms and any terms set forth in an agreement evidencing the option or award. Notwithstanding the foregoing, following any such transaction, options and awards will be treated as provided in the agreement entered into in connection with the transaction. If not so provided in that agreement, following any such transaction, the optionee or grantee will be entitled to receive in respect of each share of our Common Stock subject to his or her option or award, upon the exercise of any such option or upon the payment or transfer related to any such award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock of the Company was entitled to receive in the transaction in respect of such share. The stock, securities, cash, property, or other consideration will remain subject to all of the conditions, restrictions and performance criteria which were applicable to the option or award prior to the transaction.

Amendment or Termination.

The plan will terminate on March 23, 2019, the day preceding the tenth anniversary of the Board of Directors’ approval of the plan, as amended and restated, and no option or award may be granted after such date. In addition, our Board of Directors may sooner terminate the plan and may amend, modify or suspend the plan at any time or from time to time. However, no amendment, suspension or termination may impair or adversely alter the rights of an optionee or grantee with respect to options or awards granted prior to such action, or deprive an optionee or grantee of any shares which may have been acquired under the plan, unless his or her written consent is obtained. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by our stockholders in accordance with such applicable law, regulation or exchange requirement. In addition, no option or stock appreciation right will be repriced without stockholder approval.

No modification of an agreement evidencing an option or award may adversely alter or impair any rights or obligations under the option or award unless the consent of the optionee or grantee is obtained.

No Additional Rights.

An optionee does not have any rights as a stockholder of the Company with respect to any shares of our Common Stock issuable upon exercise of an option generally until the Company issues and delivers shares (whether or not certificated) to the optionee, a securities broker acting on behalf of the optionee or other nominee of the optionee.

Federal Income Tax Consequences of Options.

The following discussion is a general summary of the principal United States federal income tax consequences under current federal income tax laws relating to stock options granted under the plan. This information is not a definitive explanation of the tax consequences of such awards nor is this summary intended to be exhaustive as it, among other things, does not describe state, local or foreign income tax and other tax consequences.

Generally.

An optionee will not recognize any taxable income upon the grant of a nonqualified option, and the Company will not be entitled to a tax deduction with respect to such grant. Generally, upon exercise of a nonqualified option, the excess of the fair market value of the Company’s Common Stock on the date of exercise over the exercise price will be taxable as ordinary income to the optionee. The Company will generally be entitled to a federal income tax deduction in the amount that the optionee includes in his or her gross income upon exercise and at the same time as he or she recognizes such income, subject to any deduction limitation under Section 162(m) or 280G of the IRC (each of which is discussed below). The optionee’s tax basis for the Common Stock received pursuant to such exercise will equal the sum of the compensation income recognized by the optionee and the exercise price he or she paid. The holding period with respect to such Common Stock will commence upon exercise of the option. The optionee’s subsequent disposition of shares acquired upon the exercise of a nonqualified option will ordinarily result in capital gain or loss, which may be long term or short term, depending on how long he or she holds the shares.

Subject to the discussion below, the optionee will not recognize taxable income at the time of grant or exercise of an incentive stock option, and the Company will not be entitled to a tax deduction with respect to such grant or exercise. However, the exercise of an incentive stock option may result in an alternative minimum tax liability to the optionee.

Generally, if the optionee holds the shares acquired upon the exercise of an incentive stock option for at least one (1) year after the date of exercise and for at least two (2) years after the date of grant of the incentive stock option, upon his or her disposition of the shares, the difference, if any, between the sales price of the shares and the exercise price will be treated as long-term capital gain or loss to the optionee. Generally, upon a sale or other disposition of shares acquired upon the exercise of an incentive stock option within one (1) year after the date of exercise or within two (2) years after the date of grant of the incentive stock option (any such disposition being referred to as a “disqualifying disposition”), any excess of the fair market value of the shares at the time of exercise of the option over the exercise price of such option will constitute ordinary income to the optionee. Subject to any deduction limitation under Section 162(m) or 280G of the IRC, the

Company will be entitled to a deduction equal to the amount of such ordinary income included in the optionee’s gross income. Any excess of the amount realized by the optionee on the disqualifying disposition over the fair market value of the shares on the date of exercise will generally be capital gain and will not be deductible by us. If the sale proceeds from a disqualifying disposition are less than the fair market value of the shares on the date of exercise, the amount of the optionee’s ordinary income will be limited to the gain (if any) realized on the sale.

If the option is exercised through the use of shares of our Common Stock previously owned by the optionee, such exercise generally will not be considered a taxable disposition of the previously owned shares and thus no gain or loss will be recognized by the optionee with respect to the use of such shares upon exercise of the option. The basis and the holding period of such shares (for purposes of determining capital gain) will carry over to a like number of shares acquired upon exercise of the option. In the case of any nonqualified stock option, ordinary income (treated as compensation) will be recognized by the optionee on the additional shares of Common Stock acquired upon exercise of the option and will be equal to the fair market value of such shares on the date of exercise less any additional cash paid. Special rules apply in computing the amount and character of the optionee’s income (or loss) (i) in connection with the exercise of an incentive stock option where the exercise price is paid by the optionee’s delivery of previously owned shares and (ii) in connection with the exercise of a nonqualified stock option if the previously owned shares of Common Stock were acquired by the optionee on the exercise of an incentive stock option and the holding period requirement for these shares is not satisfied at the time they are used to pay the exercise price of the option.

Section 162(m) of the Internal Revenue Code.

Section 162(m) of the IRC generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the Chief Executive Officer or any of the three other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year (other than the Chief Financial Officer) (collectively, the “covered employees”). However, Section 162(m) provides that compensation constituting “qualified performance-based compensation” is not taken into account in determining whether the $1 million threshold is exceeded. Grants of options, stock appreciation rights and performance awards made under the plan can be made in a manner so as to qualify as “qualified performance-based compensation” for purposes of Section 162(m).

Section 280G of the Internal Revenue Code.

Under certain circumstances, the accelerated vesting or exercise of options or other share awards in connection with a change in control of the Company might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the IRC. To the extent that any such event is considered to have occurred under the plan, the optionee would be subject to a 20% excise tax, and we would lose the ability to deduct the excess parachute payment. Under the Amended and Restated Change in Control Severance Agreements entered into on December 31, 2008, between us, Community Health Systems Professional Services Corporation (the employer of each of our officers), and each of our officers, under certain circumstances the excise tax will be grossed up and paid by us.

New Plan Benefits.

Generally, the grant of options and awards under the plan are subject to the discretion of the Compensation Committee and therefore are not determinable at this time.

Required Vote

The affirmative vote of a majority of those shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Meeting is necessary for the approval of the 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMMUNITY HEALTH SYSTEMS, INC. 2000 STOCK OPTION AND AWARD PLAN, AMENDED AND RESTATED AS OF MARCH 24, 2009.

PROPOSAL 3 — APPROVAL OF THE COMMUNITY HEALTH SYSTEMS, INC. 2004 EMPLOYEE PERFORMANCE INCENTIVE PLAN, AMENDED AND RESTATED AS OF MARCH 24, 2009

The Board of Directors proposes that the stockholders approve our 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009.

The incentive plan provides for annual incentive payments to participating employees of the Company based upon the Company’s performance. A central element of the Company’s pay-for-performance philosophy has been to link a significant portion of annual cash compensation to the attainment of the Company’s annual financial objectives. This incentive plan is intended to continue this direct linkage between Company performance and compensation.

The Board of Directors believes that the plan as amended and restated is necessary to continue its effectiveness in attracting, motivating and retaining officers, employees, directors and consultants with appropriate experience, to increase the grantees’ alignment of interest with the stockholders, and to ensure the Company’s compliance with the requirements of Section 162(m) of the IRC. Pursuant to regulations promulgated under Section 162(m) of the IRC, the material terms of the incentive plan must be disclosed to and reapproved by stockholders no later than the stockholders’ meeting occurring in the fifth year after the plan was last approved by stockholders. Since the material terms of the incentive plan were last approved by stockholders in 2004, they must be reapproved at this Meeting so that the Company can continue to comply with the requirements of Section 162(m) with respect to the incentive plan. The material terms that must be disclosed to and approved by the stockholders are (i) the class of employees eligible to receive awards under the plan, (ii) the business criteria on which the performance goals are based, and (iii) a description of the maximum amount of compensation that may be paid to a specific employee during a given year.

The Board amended and restated the 2004 Employee Performance Incentive Plan as of March 24, 2009. The material changes to the plan include (i) provision for deferred bonus awards and (ii) revisions and additions to the performance criteria and objectives on which awards may be based.

The following is a summary of the material terms of the 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009. The summary is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Annex B.

Background.

The incentive plan is intended to comply with the terms of the “qualified performance-based compensation” exclusion in Section 162(m) of the IRC (as described below) with respect to the Company’s Chief Executive Officer and each of the three other most highly compensated executive officers who are employed by the Company on the last day of the taxable year (other than the Chief Financial Officer) (“covered employees”) whose compensation in a given year may be subject to non-deductibility.

Section 162(m) of the IRC generally disallows a federal income tax deduction to a publicly held corporation for compensation paid in excess of $1 million in any taxable year to the covered employees. However, Section 162(m) provides that compensation constituting “qualified performance-based compensation” is not taken into account in determining whether the $1 million threshold is exceeded.

The Company intends to structure awards under the incentive plan so that compensation paid under the incentive plan to our covered employees would constitute “qualified performance-based compensation” eligible for deductibility for tax purposes. To allow the Company to qualify for such deduction, the Company is seeking approval of the material terms of the 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009.

The incentive plan allows for individual awards that may not exceed $10 million in any one-year period. Payments under the incentive plan are made in cash.

Eligible Employees.

Any employee of the Company is eligible to receive an award under the incentive plan. Generally, all of our executive officers participate in the incentive plan and many of our other employees are selected from time-to-time to participate in the incentive plan. In 2008, approximately 1,100 employees participated in the incentive plan.

Plan Administration.

The incentive plan will generally be administered under the supervision of the Board of Directors, the Chief Executive Officer and the Chief Financial Officer of the Company, except as otherwise noted herein. With regard to covered employees, the Compensation Committee of the Board of Directors will administer the incentive plan. The Compensation Committee will at all times be composed entirely of non-employee directors who meet the criteria of “outside director” under Section 162(m) of the IRC. As applicable, the Chief Executive Officer and the Chief Financial Officer or the Compensation Committee will select the employees who will receive awards under the incentive plan, the target awards, maximum pay-out level, the performance goals and whether the award will be a deferred award payable on a fixed date or on a payment schedule determined on the date of grant.

Performance Criteria.

Section 162(m) of the IRC requires that performance awards be based upon objective performance measures. For covered employees, the performance criteria will be performance goals under one or more of the following objective financial-based criteria: net revenue; earnings per share (EPS); corporate adjusted EBITDA; EBITDA margin; EBITDA margin improvement; bad debt expense; cash flows from operating activities; cash receipts targets; uncompensated care expense; and days net revenue in net patient accounts receivable; or the following objective qualitative-based criteria: key operating and financial statistics; case/resource management; productivity management; quality indicators/clinical compliance; operating expenses per equivalent patient day; physician recruitment; capital expenditures; and exceeding industry performance. Performance criteria may relate to the Company as a whole or any business unit. Performance goals may be set at a specific level or may be expressed as relative to the comparable measures for prior periods or relative to the performance of one or more other entities or external indices. The Compensation Committee may not increase the award payable to any covered employee above the maximum amount determined by the applicable performance measure. However, the Compensation Committee may, in its discretion, reduce the portion of an award that is based on any of the qualitative-based performance criteria described above. The Compensation Committee may, without adversely affecting the treatment of an award as “qualified performance-based compensation”, provide for the manner in which the performance will be measured or may adjust the performance objectives to reflect the impact of change in the Company’s stock, specified corporate transactions, special charges, changes in tax or accounting laws, change in government reimbursement policies and other extraordinary or nonrecurring events.

Payment of Awards.

The Compensation Committee will certify the attainment of performance goals before payment of any awards or deferred awards to covered employees. Awards (other than deferred awards) are payable no later than two and one-half (2 1/2) months following the end of the fiscal year for which such award was earned. Deferred awards will also be determined on a fiscal year basis but will be payable on a payment date or payment dates, established at the time the award is granted, which will be more than one year following the end of the fiscal year for which the award is earned. Generally, no award will be paid to a Participant who is not employed by the Company on the date that his or her award payment is due under the Plan. However, if a participant’s employment is terminated by death, disability, by the Company without cause or by the participant for good reason for those participants who are a party to a change in control agreement, the participant will be eligible to receive a pro-rata award based on the actual level of achievement attained during the fiscal year and the number of days employed during his or her participation period. If such termination occurs after the end of the applicable fiscal year, the participant will be entitled to receive the entire earned award.

Term; Termination and Amendment of the Plan.

The 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009, will be effective for all fiscal years beginning with 2009, subject to the approval of the Company’s stockholders at the Meeting. The incentive plan may be amended or terminated by the Board of Directors at any time. However, no amendment may increase the maximum payment which may be made to any covered employee in any fiscal year above the award limit outlined above. Generally, no amendment of the incentive plan will impair or adversely alter any awards theretofore granted under the incentive plan, except with the consent of the affected participant.

New Plan Benefits.

Future awards under the incentive plan are not determinable because they depend upon certain unknown factors, including the extent to which the financial targets for any performance period are achieved. The following table sets forth information concerning the amounts that have been paid pursuant to the incentive plan for the year ended December 31, 2008. These awards are not necessarily indicative of the awards that may be made in the future under the incentive plan. Non-employee directors do not participate in the incentive plan.

New Plan Benefits

2008
Awards Under
2004
Employee
Performance
Name And Position	Incentive Plan

Wayne T. Smith	$1,855,440
Chairman of the Board, President and Chief Executive Officer
W. Larry Cash	825,352
Executive Vice President and Chief Financial Officer
William S. Hussey	435,600
President — Division Operations
David L. Miller	323,100
President — Division Operations
Michael T. Portacci	310,950
President — Division Operations
All current executive officers as a group (9 persons including those named above)	4,806,437
All employees, including all current officers who are not executive officers, as a group	$31,919,075

Required Vote

Approval of the 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009, requires the affirmative vote of a majority of the shares of our Common Stock present in person or represented by proxy and entitled to be voted on the proposal at the annual meeting. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMMUNITY HEALTH SYSTEMS, INC. 2004 EMPLOYEE PERFORMANCE INCENTIVE PLAN, AMENDED AND RESTATED AS OF MARCH 24, 2009.

PROPOSAL 4 — APPROVAL OF THE COMMUNITY HEALTH SYSTEMS, INC. 2009 STOCK OPTION AND AWARD PLAN

The Board of Directors proposes that the stockholders approve the 2009 Stock Option and Award Plan.

The Board of Directors adopted the 2009 Stock Option and Award Plan as of March 24, 2009. The plan provides for the grant of incentive stock options intended to qualify under Section 422 of the IRC and for the grant of stock options which do not so qualify, stock appreciation rights, restricted stock, restricted stock units, performance-based shares or units, and other share awards. The plan is also designed to comply with the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 under the Exchange Act.

The Board of Directors believes that the plan is necessary to continue the Company’s effectiveness in attracting, motivating and retaining officers, employees, directors and consultants with appropriate experience, to increase the grantees’ alignment of interest with the stockholders and to ensure the Company’s compliance with the requirements of Section 162(m) of the IRC.

The Company is seeking stockholders’ approval of this new stock award plan, in addition to seeking approval for additional shares under the 2000 Stock Option and Award Plan (see Proposal 2, starting at page 13) for a number of reasons. The Company believes that stockholders should take the following matters into consideration:

•	The number of additional shares requested under Proposal 2 was limited to 3,000,000 to comply with voting guidance issued by third party corporate governance advisors and institutional investors and takes into account awards outstanding, the number of shares remaining available under the 2000 Stock Option and Award Plan, the “overhang,” dilution levels created by adding additional shares, and cost implications of the additional shares.

•	A significant aspect limiting the number of shares that can be added to the 2000 Stock Option and Award Plan under this voting guidance is the level of “overhang,” that is the number of the plan’s shares that have been granted but not exercised (currently in excess of 12 million shares). In the case of the Company’s executives, the following should be noted:

—	in excess of 2.5 million of the overhang shares are “underwater” option shares (i.e. options that have exercise prices that are below the current market price of our Common Stock) that were awarded prior to 2005, which were “in the money” options prior to the stock price declines in the fourth quarter of 2008. We believe that the tendency of the Company’s executives to remain invested in the Company for long periods of time should not hinder the Company in serving its future compensation objectives;

—	approximately 5.9 million of the overhang shares are option shares that were awarded between 2005 and 2008, which were either never or only very modestly “in the money” and are currently underwater; and

—	the Company is not seeking repricing of any of these options because repricing of these options is not permitted by the 2000 Stock Option and Award Plan and would not be favored under the prevailing “above the 52-week high” voting guidance model.

•	As a result of the Triad acquisition, which doubled the size of the Company, a greater number of shares is needed to compensate the increased responsibilities and the number of executives within the organization.

•	Stock-based compensation awards are designed to serve as both reward and retention tools for the Company’s executives. The Company will need to continue to award stock-based compensation to its executives to encourage and reward their performance and retention within the Company. If Proposal 2 is approved, the shares available under the 2000 Stock Option and Award Plan will be slightly less than the amount needed to make awards in 2010 comparable to awards made in recent past years. Accordingly, share awards would need to be reduced and/or stockholders’ approval will be needed in

2010 to make further awards, causing the Company to deviate from its compensation philosophy to effectively compensate and retain its executives.

•	Given the limitations the Company faces in adding shares to the 2000 Stock Option and Award Plan, as described in the first two bulleted items above, the Company is seeking an additional 3,500,000 shares for use as stock-based compensation awards through the 2009 Stock Option and Award Plan to provide it with the flexibility to make awards for future compensation cycles.

The following is a summary of the material terms of the 2009 Stock Option and Award Plan. The summary is qualified in its entirety by reference to the full text of the plan, a copy of which is attached to this Proxy Statement as Annex C.

Purpose.

The purpose of the plan is to strengthen the Company and its subsidiaries by providing an incentive to employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s and its subsidiaries’ business enterprises.

Administration.

The plan is administered by the Compensation Committee. The Compensation Committee has the authority under the plan, among other things, to select the individuals to whom awards will be granted, to determine the type, size, purchase price and other terms and conditions of awards, and to construe and interpret the plan and any awards granted under the plan. Furthermore, with respect to options and awards that are not intended to qualify as performance-based compensation under Section 162(m) of the IRC, the Compensation Committee may generally delegate to one or more officers of the Company the authority to grant options or awards and/or to determine the number of shares subject to each such option or award. All decisions and determinations by the Compensation Committee in the exercise of its power are final, binding and conclusive.

Eligible Individuals.

Generally, officers, employees, directors and consultants of the Company or any of our subsidiaries are eligible to participate in the plan. Awards are made to eligible individuals at the discretion of the Compensation Committee and therefore, we cannot determine who will receive a future grant at this time.

Shares Subject to Plan.

A total 3,500,000 shares of our Common Stock are available for grant under the plan.

In no event will an eligible individual in any calendar year receive a grant of options or awards that is in the aggregate in respect of more than 1,000,000 shares. In applying these individual limits, awards granted under the 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009, will be aggregated with the awards granted under this plan. In addition, no more than 30,000 shares may be issued in any calendar year upon the exercise of incentive stock options under the plan. In the event any awards are made in the form of “full value awards” (including restricted stock, restricted stock units, performance-based shares or units, and other share awards), such awards will reduce the number of shares available under the plan by 1.52 shares for each share awarded.

Shares subject to awards which expire, are canceled, are forfeited, are settled in cash or otherwise terminate for any reason without having been exercised or without payment having been made in respect of the entire award will again be available for issuance under the plan; with regard to shares that are subject to awards of restricted stock, restricted stock units, performance-based shares or units, and other awards that are granted as “full value awards,” for each share that is cancelled, forfeited, settled in cash or otherwise terminated, 1.52 shares may again be the subject of options or awards under the plan. In the event of any increase or reduction in the number of shares, or any change (including a change in value) in the shares or an exchange of shares for a different number or kind of shares of the Company or another corporation, by reason of, among other things, a recapitalization, merger, reorganization, spin-off, split-up, stock dividend or stock split, the Compensation Committee will appropriately adjust the maximum number and class of Common Stock issuable under the plan, the number of shares of Common Stock or other securities which are subject to outstanding awards, and/or the exercise price applicable to any of such outstanding awards.

Types of Awards Available.

Stock Options

The Compensation Committee may grant both nonqualified stock options and incentive stock options within the meaning of Section 422 of the IRC, the terms and conditions of which will be set forth in an option agreement; provided, however, that incentive stock options may only be granted to eligible individuals who are employees of the Company or its subsidiaries. The Compensation Committee has complete discretion in determining the number of shares that are to be subject to options granted under the plan and whether any such options are to be incentive stock options or nonqualified stock options.

The exercise price of any option granted under the plan will be determined by the Compensation Committee. However, the exercise price of any option granted under the plan may not be less than the fair market value of a share of our Common Stock on the date of grant. The fair market value of a share of our Common Stock on any date generally will be the closing sales price of a share of such Common Stock as reported by the New York Stock Exchange on that date.

The duration of any option granted under the plan will be determined by the Compensation Committee. Generally, however, no option may be exercised more than ten (10) years from the date of grant; provided, however, that the Compensation Committee may provide that a stock option may, upon the death of the grantee, be exercised for up to one (1) year following the date of death even if such period extends beyond ten (10) years.

The Compensation Committee also has the discretion to determine the vesting schedule of any options granted under the plan and may accelerate the exercisability of any option (or portion of any option) at any time. In the event of a change in control of the Company (as defined in the plan), each option held by the optionee as of the date of the change in control of the Company will become immediately and fully vested and exercisable. In addition, the option will remain exercisable for a period of six (6) months after a change in control of the Company, but in no event after the expiration of the stated term of the option.

Stock Appreciation Rights

The Compensation Committee may grant stock appreciation rights either alone or in conjunction with a grant of an option. In conjunction with an option, a stock appreciation right may be granted either at the time of grant of the option or at any time thereafter during the term of the option, and will generally cover the same shares covered by the option and be subject to the same terms and conditions as the related option. In addition, a stock appreciation right granted in conjunction with an option may be exercised at such times and only to the extent that the related option is exercisable. Any exercise of stock appreciation rights will result in a corresponding reduction in the number of shares available under the related option. In the event that the related option is exercised instead, a corresponding reduction in the number of shares available under the stock appreciation right will occur.

Upon exercise of a stock appreciation right which was granted in connection with an option, a grantee will generally receive a payment equal to the excess of the fair market value of a share of our Common Stock on the date of the exercise of the right over the per share exercise price under the related option, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

A stock appreciation right may be granted at any time and, if independent of an option, may be exercised upon such terms and conditions as the Compensation Committee, in its sole discretion, imposes on the stock appreciation right. However, the stock appreciation right may generally not have a duration that exceeds ten (10) years; provided, however, that the Compensation Committee may provide that a stock appreciation right may, upon the death of the grantee, be exercised for up to one (1) year following the date of death even if such period extends beyond ten (10) years.

Upon exercise of a stock appreciation right which was granted independently of an option, the optionee will generally receive a payment equal to the excess of the fair market value of a share of our Common Stock on the date of exercise of the right over the fair market value of our Common Stock on the date of grant, multiplied by the number of shares with respect to which the stock appreciation right is being exercised.

Notwithstanding the foregoing, the Compensation Committee may limit the amount payable with respect to a grantee’s stock appreciation right (whether granted in conjunction with an option or not), by including such limit in the agreement evidencing the grant of the stock appreciation right at the time of grant. In addition, in the event of a change in control of the Company, each stock appreciation right held as of the change in control of the Company will become immediately and fully vested and exercisable and remain exercisable for a period of six (6) months after the date of the change in control of the Company, but in no event after the expiration of the stated term of the stock appreciation right.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units may be awarded under the plan, which will be evidenced by a restricted stock or restricted stock unit agreement, as applicable, containing such restrictions, terms and conditions as the Compensation Committee may, in its discretion, determine.

Shares of restricted stock will be issued in the grantee’s name as soon as reasonably practicable after the award is made and after the grantee executes the restricted stock agreement, appropriate blank stock powers and any other agreements or documents which the Compensation Committee requires that the grantee execute as a condition to the issuance of such shares. Generally, restricted shares issued under the plan will be deposited together with the stock powers with an escrow agent (which may be us) designated by the Compensation Committee, and upon delivery of the shares to the escrow agent, the grantee will have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends or other distributions paid or made with respect to the shares. The Compensation Committee may also grant restricted stock units, each of which represents a right to one hypothetical share of our Common Stock.

Restrictions on shares and units awarded under the plan will lapse at such time and on such terms and conditions as the Compensation Committee may determine (which may include the occurrence of a change in control of the Company), which restrictions will be set forth in the restricted stock award agreement. The Compensation Committee may impose restrictions on any of the shares of restricted stock that are in addition to the restrictions under applicable federal or state securities laws, and may place a legend on the certificates representing such shares to give appropriate notice of any restrictions.

Upon the lapse of the restrictions on restricted shares or units, the Compensation Committee will cause a stock certificate to be delivered to the grantee with respect to such shares (or in other acceptable form, such as electronic), free of all restrictions under the plan, and, in the case of restricted stock units, such restricted stock units may also be settled in cash at the discretion of the Compensation Committee.

Performance Units and Performance Shares

The Compensation Committee may grant performance units and performance shares subject to the terms and conditions determined by the Compensation Committee in its discretion and set forth in the agreement evidencing the grant.

Performance units represent, upon attaining certain performance goals, a grantee’s right to receive a payment generally equal to (i) the fair market value of a share of our Common Stock determined on the date the performance unit was granted, the date the performance unit became vested or any other date specified by the Compensation Committee or (ii) a percentage (which may be more than 100%) of the amount described in (i) above depending on the level of the performance goal attained. Each agreement evidencing a grant of a performance unit will specify the number of performance units to which it relates, the performance goals which must be satisfied in order for performance units to vest and the performance cycle within which such performance goals must be satisfied.

The Compensation Committee must establish the performance goals to be attained in respect of the performance units, the various percentages of performance unit value to be paid out upon the attainment, in whole or in part, of the performance goals and such other performance unit terms, conditions and restrictions as the Compensation Committee deems appropriate. Payment in respect of vested performance units will generally be made as soon as practicable after the last day of the performance cycle to which the award relates.

Payments may be made entirely in shares of our Common Stock valued at fair market value, entirely in cash, or in such combination of shares and cash as the Compensation Committee may determine in its discretion. If the Compensation Committee in its discretion determines to make the payment entirely or partially in restricted shares, the Compensation Committee must determine the extent to which such payment will be in restricted shares and the terms of such shares at the time the performance unit award is granted.

Performance shares are subject to the same terms as described with respect to restricted stock (described above), except that the Compensation Committee will establish the performance goals to be attained in respect of the performance shares, the various percentages of performance shares to be paid out upon attainment, in whole or in part, of the performance goals and such other performance share terms, conditions and restrictions as the Compensation Committee deems appropriate.

Performance objectives established by the Compensation Committee for performance unit or performance share awards may be expressed in terms of (i) earnings per share, (ii) net revenue, (iii) adjusted EBITDA, (iv) share price, (v) pre-tax profits, (vi) net earnings, (vii) return on equity or assets, or (viii) any combination of the foregoing. Performance objectives may be in respect of the performance of the Company or any of our subsidiaries or divisions or any combination thereof. Performance objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Compensation Committee may provide for the manner in which performance will be measured against the performance objectives (or may adjust the performance objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

The agreements evidencing a grant of performance units or performance shares may provide for the treatment of such awards in the event of a change in control of the Company, including provisions for the adjustment of applicable performance objectives.

Other Share-Based Awards

The Compensation Committee may also grant any other share-based award on such terms and conditions as the Compensation Committee may determine in its sole discretion. The Compensation Committee may award shares to participants as additional compensation for service to the Company or any of its subsidiaries or in lieu of cash or other compensation to which participants have become entitled.

Transferability of Options and Awards.

Options and unvested awards, if any, are generally not transferable except by will or under the laws of descent and distribution, and all rights with respect to such options and awards are generally exercisable only by the optionee or grantee during his or her lifetime, except that the Compensation Committee may provide that, in respect of any nonqualified stock option granted to an optionee, the option may be transferred to his or her spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. In addition, the Compensation Committee may permit the nonqualified stock option to be transferred to trusts solely for the benefit of the optionee’s family members and to partnerships in which the family members and/or trusts are the only partners.

A nonqualified stock option or a stock appreciation right may also be transferred pursuant to a domestic relations order. A stock appreciation right granted in conjunction with an option will not be transferable except to the extent that the related option is transferable.

Certain Transactions.

In the event of a liquidation, dissolution, merger or consolidation of the Company, the plan and the options and awards issued under the plan will continue in accordance with the respective terms and any terms set forth in an agreement evidencing the option or award. Notwithstanding the foregoing, following any such transaction, options and awards will be treated as provided in the agreement entered into in connection with the transaction. If not so provided in that agreement, following any such transaction, the optionee or grantee will be entitled to receive in respect of each share of our Common Stock subject to his or her option or award, upon the exercise of any such option or upon the payment or transfer related to any such award, the same number and kind of stock, securities, cash, property, or other consideration that each holder of a share of Common Stock of the Company was entitled to receive in the transaction in respect of such share. The stock, securities, cash, property, or other consideration will remain subject to all of the conditions, restrictions and performance criteria which were applicable to the option or award prior to the transaction.

Amendment or Termination.

The plan will terminate on March 23, 2019, which is the day preceding the tenth anniversary of the Board of Directors’ approval of the plan, and no option or award may be granted after such date. In addition, our Board of Directors may sooner terminate the plan and may amend, modify or suspend the plan at any time or from time to time. However, no amendment, suspension or termination may impair or adversely alter the rights of an optionee or grantee with respect to options or awards granted prior to such action, or deprive an optionee or grantee of any shares which may have been acquired under the plan, unless his or her written consent is obtained. To the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by our stockholders in accordance with such applicable law, regulation or exchange requirement. In addition, no option or stock appreciation right will be repriced without stockholder approval.

No modification of an agreement evidencing an option or award may adversely alter or impair any rights or obligations under the option or award unless the consent of the optionee or grantee is obtained.

No Additional Rights.

An optionee does not have any rights as a stockholder of the Company with respect to any shares of our Common Stock issuable upon exercise of an option generally until the Company issues and delivers shares (whether or not certificated) to the optionee, a securities broker acting on behalf of the optionee or other nominee of the optionee.

Federal Income Tax Consequences of Options.

For the federal income tax consequences of options granted under the 2009 Stock Option and Award Plan, refer to the discussion of this topic in Proposal 2 (beginning on page 13) of this Proxy Statement.

New Plan Benefits.

Generally, the grant of options and awards under the 2009 Stock Option and Award Plan will be subject to the discretion of the Compensation Committee and therefore are not determinable at this time.

Required Vote

The affirmative vote of a majority of those shares of Common Stock present in person or represented by proxy and entitled to vote thereon at the Meeting is necessary for the approval of the 2009 Stock Option and Award Plan. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMMUNITY HEALTH SYSTEMS, INC. 2009 STOCK OPTION AND AWARD PLAN.

PROPOSAL 5 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors proposes that the stockholders ratify the appointment by the Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for 2009. We expect that a representative of Deloitte & Touche LLP will be present at the Meeting and will be available to respond to appropriate questions submitted by stockholders at the Meeting. Deloitte & Touche LLP will have the opportunity to make a statement if it desires to do so.

Fees.

The following table summarizes the aggregate fees billed to the Company by Deloitte & Touche LLP:

	2008	2007
	(In thousands)

Audit Fees(a)	$6,437	$8,738
Audit-Related Fees(b)	422	833
Tax Fees(c)	624	1,690

Total	$7,483	$11,261

(a) Fees for audit services billed in 2008 and 2007 consisted of:

•	Audit of the Company’s annual consolidated financial statements (amounts include an attestation report on management’s assessment of internal control over financial reporting);

•	Reviews of the Company’s quarterly consolidated financial statements; and

•	Statutory and regulatory audits, consents and other services related to SEC matters.

(b) Fees for audit-related services billed in 2008 and 2007 consisted of:

•	Due diligence associated with acquisitions;

•	Financial accounting and reporting consultations;

•	Employee benefit plan audits; and

•	Agreed-upon procedures engagements.

(c) Fees for tax services billed in 2008 and 2007 consisted of:

•	Fees for tax compliance services totaled $252,913 and $389,000 in 2008 and 2007, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

(i) Federal, state and local income tax return assistance;

(ii) Sales and use, property and other tax return assistance; and

(iii) Assistance with tax audits and appeals.

•	Fees for tax planning and advice services totaled $371,135 in 2008 and $1,301,000 in 2007. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of tax advice related primarily to the Triad acquisition in 2007.

In considering the nature of the services provided by the independent registered public accounting firm, the Audit and Compliance Committee determined that such services were compatible with the provision of independent audit services. The Audit and Compliance Committee discussed these services with the independent registered public accounting firm and Company management to determine that they were permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the

Sarbanes-Oxley Act of 2002, as well as the rules and regulations of the American Institute of Certified Public Accountants.

Pre-Approval of Audit and Non-Audit Services.

On December 10, 2002, the Board of Directors delegated to the Audit and Compliance Committee the sole authority to engage and discharge the Company’s independent registered public accounting firm, to oversee the conduct of the audit of the Company’s consolidated financial statements, and to approve the provision of all auditing and non-audit services. All audit and non-audit services performed by the independent registered public accounting firm during 2008 were pre-approved by the Audit and Compliance Committee prior to the commencement of such services. The Company’s policy does not permit the retroactive approval for “de minimus non-audit services.”

Required Vote

Approval by the stockholders of the appointment of our independent registered public accounting firm is not required, but the Board believes that it is desirable to submit this matter to the stockholders. If holders of a majority of our Common Stock present and entitled to vote on the matter do not approve the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009 at the Meeting, the selection of our independent registered public accounting firm will be reconsidered by the Audit and Compliance Committee. Abstentions will be considered a vote against this proposal and broker non-votes will have no effect on such matter since these votes will not be considered present and entitled to vote for this purpose.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 31, 2009, except as otherwise footnoted, with respect to ownership of our Common Stock by:

•	each person known by us to be a beneficial owner of more than five percent (5%) of our Company’s Common Stock;

•	each of our directors;

•	each of our executive officers named in the Summary Compensation Table on page 48; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, the persons or entities listed below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, except to the extent such power may be shared with a spouse.

	Shares Beneficially
	Owned(1)
Name	Number		Percent

5% Stockholders:
Baron Capital Group, Inc./BAMCO, Inc./
Baron Capital Management, Inc./Ronald Baron	9,268,990	(2)	10.0%
Franklin Mutual Advisors, LLC	8,999,313	(3)	9.7%
Wellington Management Company, LLC	7,773,100	(4)	8.4%
FMR LLC/Edward C. Johnson 3d	7,125,561	(5)	7.7%
Directors:
W. Larry Cash	1,168,262	(6)	1.3%
John A. Clerico	60,000	(7)	*
James S. Ely III	—		—
John A. Fry	33,000	(8)	*
William N. Jennings, M.D.	7,000	(9)	*
Harvey Klein, M.D.	45,000	(10)	*
Julia B. North	31,000	(11)	*
Wayne T. Smith	2,725,901	(12)	2.9%
H. Mitchell Watson, Jr.	31,000	(13)	*
Other Named Executive Officers:
William S. Hussey	474,203	(14)	0.5%
David L. Miller	537,503	(15)	0.6%
Michael T. Portacci	481,695	(17)	0.5%
All Directors and Executive Officers as a Group (15 persons)	6,204,954	(16)	6.5%

*	Less than 1%.

(1)	For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock when such person or persons has the right to acquire them within 60 days after March 31, 2009. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above, any shares which such person or persons have the right to acquire within 60 days after March 31, 2009 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Shares beneficially owned are based on Schedule 13G filed with the SEC on March 10, 2009, by Baron Capital Group, Inc. (“Baron Group”), BAMCO, Inc. (“Bamco”), Baron Capital Management, Inc. (“Baron Capital”) and Ronald Baron. Baron Group has shared voting power with respect to 8,652,390 shares of Common Stock and shared dispositive power with respect to 9,268,990 shares of Common Stock; Bamco has shared voting power with respect to 8,346,400 shares of Common Stock and shared dispositive power with respect to 8,952,000 shares of Common Stock; Baron Capital has shared voting power with respect to 305,990 shares of Common Stock and shared dispositive power with respect to 316,990 shares of Common Stock; and Ronald Baron has shared voting power with respect to 8,652,390 shares of Common Stock and shared dispositive power with respect to 9,268,990 shares of Common Stock. The address of each of these persons is 767 Fifth Avenue, New York, NY 10153.

(3)	Shares beneficially owned are based on Schedule 13G filed with the SEC on January 15, 2009, by Franklin Mutual Advisers LLC (“Franklin”). Franklin has sole voting power and sole dispositive power with respect to these shares of Common Stock. The address of Franklin is 101 John F. Kennedy Parkway, Short Hills, NJ 07078.

(4)	Shares beneficially owned are based on Schedule 13G filed with the SEC on February 17, 2009, by Wellington Management Company, LLP (“Wellington”). Wellington has shared voting power with respect to 6,443,900 shares of Common Stock and shared dispositive power with respect to 7,773,100 shares of Common Stock. The address of Wellington is 75 State Street, Boston, MA 02109.

(5)	Shares beneficially owned are based on Schedule 13G filed with the SEC on February 17, 2009, by FMR LLC (“FMR”) and Edward C. Jones 3d. FMR has sole voting power with respect to 25,200 shares of Common Stock and sole dispositive power with respect to 7,125,561 shares of Common Stock; and Edward C. Johnson 3d has no voting power with respect to any of these share of common stock and sole dispositive power with respect to 7,125,561 shares of Common Stock. The address of FMR and Edward C. Jones 3d is 82 Devonshire Street, Boston, MA 02109.

(6)	Includes 741,667 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(7)	Includes 20,000 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(8)	Includes 15,000 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(9)	Includes 0 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(10)	Includes 25,000 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(11)	Includes 10,000 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(12)	Includes 1,500,001 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(13)	Includes 15,000 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(14)	Includes 310,000 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(15)	Includes 297,333 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(16)	Includes 296,667 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

(17)	Includes 3,488,003 shares subject to options which are currently exercisable or exercisable within 60 days of March 31, 2009.

COMPLIANCE WITH EXCHANGE ACT SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING

Section 16(a) of the Exchange Act requires our executive officers, directors, and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of copies of these reports that we have received and on representations from all reporting persons who are our directors and executive officers that no Form 5 report was required to be filed by them, we believe that during 2008 all of our officers, directors and greater than 10% beneficial owners complied with all applicable Section 16(a) filing requirements.

RELATIONSHIPS AND CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND ITS OFFICERS, DIRECTORS AND 5% BENEFICIAL OWNERS AND THEIR FAMILY MEMBERS

The Company employs Brad Cash, son of W. Larry Cash. In 2008, Brad Cash received compensation of $295,400 while serving as the divisional financial executive for one of our corporate office division presidents. The Company believes that the compensation paid to Brad Cash was on terms as favorable to the Company as could have been maintained with an unrelated third party.

In 2005, the Company’s subsidiary CHS/Community Health Systems, Inc. established the Community Health Systems Foundation, a tax exempt charitable foundation. One of the purposes of the foundation is to match charitable contributions made by the Company’s directors and officers up to an aggregate maximum per year of $25,000 per individual. The Company pledged $1,000,000 to this foundation for the year 2008, to be paid in 2009.

There were no loans outstanding during 2008 from the Company to any of its directors, nominees for director, executive officer, or any beneficial owner of 5% or more of our equity securities, or any family member of any of the foregoing.

The Company applies the following policy and procedure with respect to related person transactions. All such transactions are first referred to the General Counsel to determine if they are exempted or included under the Company’s written policy. If they are included, the transaction must be reviewed by the Audit and Compliance Committee to consider and determine whether the benefits of the relationship outweigh the potential conflicts inherent in such relationships and whether the transaction is otherwise in compliance with the Company’s Code of Conduct and other policies, including for example, the independence standards of the Governance Principles of the Board of Directors. Related person transactions are reviewed not less frequently than annually if they are to continue beyond the year in which the transaction is initiated. “Related person transaction” means those financial relationships involving the Company and any of its subsidiaries, on the one hand, and any person who is a director (or nominee) or an executive officer, any immediate family member of any of the foregoing persons, any person who is a direct or beneficial owner of 5% or more of the Company’s common stock (our only class of voting securities), or is employed by or in a principal position with such an owner, on the other hand. Exempted from related person transactions are those transactions in which the consideration in the transaction during a fiscal year is expected to be less than $120,000 (aggregating any transactions conducted as a series of transactions).

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following sets forth information regarding our executive officers as of March 31, 2009. Each of our executive officers holds an identical position with CHS/Community Health Systems, Inc., and Community Health Systems Professional Services Corporation, two of our wholly-owned subsidiaries:

Name	Age	Position

Wayne T. Smith	63	Chairman of the Board, President and Chief Executive Officer and Director (Class III)
W. Larry Cash	60	Executive Vice President, Chief Financial Officer and Director (Class I)
William S. Hussey	60	Division President — Division Operations
David L. Miller	60	Division President — Division Operations
Thomas D. Miller	51	Division President — Division Operations
Michael T. Portacci	50	Division President — Division Operations
Martin D. Smith	41	Division President — Division Operations
Rachel A. Seifert	49	Senior Vice President, Secretary and General Counsel
T. Mark Buford	55	Vice President and Corporate Controller

Wayne T. Smith — The principal occupation and employment experience of Mr. Smith during the last five years is set forth on page 11 above.

W. Larry Cash  — The principal occupation and employment experience of Mr. Cash during the last five years is set forth on page 12 above.

William S. Hussey serves as Division President — Division IV Operations. Mr. Hussey joined us in June 2001 as a Group Assistant Vice President. In January 2003, he was promoted to Group Vice President to manage our acquisition of seven hospitals in West Tennessee, and in January 2004, he was promoted to Group Senior Vice President and assumed responsibility for additional hospitals. Mr. Hussey presently manages hospitals in Alaska, Arizona, California, Nevada, New Mexico, Oklahoma, Oregon, Utah, Washington and

Wyoming. Prior to joining us, he served as President and CEO for a hospital facility in Ft. Myers, Florida (1998 to 2001). From 1992 to 1997, Mr. Hussey served as President — Tampa Bay Division, for Columbia/HCA Healthcare Corporation. Mr. Hussey is a member of the board of directors of the Federation of American Hospitals.

David L. Miller serves as Division President — Division I Operations. Mr. D. Miller joined us in November 1997 as a Group Vice President, and presently manages hospitals in Alabama, Florida, Georgia, Mississippi, North Carolina, South Carolina, and Virginia. Prior to joining us, he served as a Divisional Vice President for Health Management Associates, Inc. from January 1996 to October 1997. From July 1994 to December 1995, Mr. D. Miller was the Chief Executive Officer of a facility owned by Health Management Associates, Inc.

Thomas D. Miller serves as Division President — Division V Operations. Mr. T. Miller joined the Company in connection with the acquisition of Triad in July 2007, and is assigned oversight responsibility for the Company’s hospitals in Illinois, Indiana, Kentucky, Missouri, Ohio, and West Virginia. From 1998 until he joined Triad, Mr. T. Miller served as the President and Chief Executive Officer of Lutheran Health Network in northeast Indiana, a system that includes five hospital facilities. For the ten years prior to 1998, he was with Hospital Corporation of America in various increasingly responsible positions of hospital and market leadership.

Michael T. Portacci serves as Division President — Division II Operations. Mr. Portacci joined us in 1988 as a hospital administrator and became a Group Director in 1991. In 1994, he became Group Vice President, and presently oversees the management of our hospitals in Arkansas, Louisiana, and Texas.

Martin D. Smith serves as Division President — Division III Operations. Mr. M. Smith joined us in 1998 as a hospital administrator and became a corporate office vice president in 2005. In December 2008, he was promoted to Division President, after a brief period as an interim division president, and presently oversees the management of our hospitals in Pennsylvania and Tennessee.

Rachel A. Seifert serves as Senior Vice President, Secretary and General Counsel. She joined us in January 1998 as Vice President, Secretary and General Counsel. From 1992 to 1997, she was Associate General Counsel of Columbia/HCA Healthcare Corporation and became Vice President-Legal Operations in 1994. Prior to joining Columbia/HCA in 1992, she was in private practice in Dallas, Texas. Ms. Seifert is a member of the board of directors of the Federation of American Hospitals and chairs its audit, ethics, compliance and administrative affairs committee.

T. Mark Buford, C.P.A., serves as Vice President and Corporate Controller. Mr. Buford has served as our Corporate Controller since 1986 and as Vice President since 1988.

The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified, or until their earlier death, resignation or removal from office.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction.

As a leader in the hospital sector of the healthcare industry, the nation’s largest and fastest growing domestic industry, the Company must ensure that it attracts and retains the leadership and managerial talent needed to sustain its position in this rapidly changing industry. To remain competitive in the Company’s financial, capital, and business markets, continued Company growth in revenue and improvement in profitability are paramount objectives of the Company’s strategy. These strategic imperatives are the fundamental point of alignment between stockholder value and the compensation of executive management.

The basic purposes of the Company’s executive compensation program are to attract and retain seasoned professionals with demonstrated abilities to capitalize on growth opportunities in both same-store and new markets (both geographic and business line), while also adhering to rigorous expense management in an environment of ethical and compliant behavior. By developing a competitive executive compensation program that incorporates short-term and long-term components, components of which align the interests of executive management with stockholders and that retains valuable executive talent, the Company believes that stockholder value can best be maximized.

In 2007, the Company effectively doubled in size by acquiring Triad, elevating the Company to a position as one of the 250 largest publicly traded companies in the United States in terms of revenue. With the exception of the promotion of Thomas D. Miller from a market management position with Triad to the position of Division President with the Company, none of the former executive management of Triad continued with the Company following the acquisition. This dramatic growth and increase in responsibility presented a unique circumstance for the Company with respect to its retention objectives and compensation philosophy, both of which are discussed in more detail below.

Oversight of the Executive Compensation Program.

The Compensation Committee of the Board of Directors oversees the Company’s executive compensation program. The current members of the Compensation Committee are John A. Clerico, Julia B. North, and H. Mitchell Watson, Jr., who serves as the Compensation Committee’s chair. Ms. North and Mr. Watson have served on the Compensation Committee since 2004 and Mr. Clerico joined the Compensation Committee in 2008. Each of the Committee members is fully independent of management and has never served as an employee or officer of the Company or its subsidiaries. In addition to meeting the independence requirements of the New York Stock Exchange and the SEC (for Section 16(b) purposes), each member of the Compensation Committee also meets the independence requirements of Section 162(m) of the IRC.

Executive Compensation Philosophy and Core Principles.

The Company’s executive compensation philosophy is to develop and utilize a combination of compensation elements that rewards current period performance, continued service, and attainment of future goals, and is designed to encourage the retention of executive talent. The key elements of executive compensation are linked either directly or indirectly to preserving and/or maximizing stockholder value. The Company continues to develop its compensation policies, programs, and disclosures to provide transparency and accountability to all of its stakeholders.

The core principles applied by the Company in implementing this philosophy are to provide a mix of compensation vehicles that generates a compensation package that is competitive with appropriate peer groups, rewards in both short-term and long-term perspectives the attainment of performance and growth objectives, aligns the interests of executive management with stockholders, and retains valuable executive talent. While consistency of application of these principles is a goal, sufficient flexibility is maintained to ensure that the overall philosophical intent of the executive compensation program is achieved.

The tools currently used by the Company are:

•	Annual cash and other compensation that is competitive with the business peer group companies and also consistent with the general industry group companies (see below for our discussion of our peer groups);

•	Annual target incentive cash compensation that is predominantly at risk, performance-based, and indexed to the attainment of the Company’s growth objectives;

•	Longer-term incentive awards of stock-based compensation that further align the interests of executive management with maximization of long-term stockholder value; and

•	Provision of longer range savings, retirement, and other benefits, including appropriate perquisites, to encourage the retention of the most experienced and talented executives through their most productive and valuable years of employment service.

The current executive compensation policy seeks to achieve the following targets:

•	Base salary compensation for each executive is targeted to be within an approximate range of 15% of the 50th percentile for the appropriate business peer group executive;

•	Base salary plus target payout of annual cash incentive award plan for each executive is targeted to be within an approximate range of 15% of the 75th percentile for the appropriate peer group executive;

•	Total direct compensation, including the value of long-term incentives, is targeted to be approximately the 50th percentile for the appropriate business peer group executive; and

•	The allocation of total direct compensation among the at-risk elements of the compensation program utilized by the Company to provide an overall compensation structure that is balanced and competitive.

The Company believes that generally adhering to this policy, with the flexibility to make upward or downward adjustments as needed for individual or unusual market or extraordinary performance considerations, provides consistency and predictability to the Company’s executives and alignment of interests and transparency to the Company’s investors. Variations in pay levels for executives are based on competition, level of responsibility, and performance. Subject to the availability of timely information regarding peer group compensation at the time that compensation decisions are made, the Company believes that compensation for the named executive officers is within the established targets.

In establishing performance-based targets for cash incentive compensation to its executives, the Company sets targets that are (a) indexed to the Company’s attainment of its budgeted operating performance, which correspond to its guidance to investors, and (b) linked, if applicable, to an individual executive’s specific area of oversight. In the case of the Chief Executive Officer, the performance-based targets have three components — a continuing operations earnings per share target, an EBITDA (earnings before deductions for interest, taxes, depreciation, and amortization) target, and a net revenue target. The target performance-based incentive compensation plans for each executive provide both underachievement payments, albeit severely reduced, as well as overachievement opportunity. The Company believes that a scaled payout opportunity versus an “all or nothing” approach best fulfills the Company’s objectives in providing these incentives.

The executive compensation process is implemented in annual cycles, commencing in the fall of each year with a compensation survey and study prepared by the Compensation Committee’s consultant, Mercer Human Resources Consulting. The consultant’s work includes the identification and review of peer group compensation data, utilizing the most recent proxy statement data, other publicly available data (i.e., Form 8-K and other SEC filed data), and the consulting group’s proprietary database of executive compensation information. The peer group data is analyzed and the competitiveness of the compensation paid to the Company’s executive officers is evaluated based on direct compensation and relative performance metrics, and an annual growth rate factor (because the data is approximately one year out-of-date) is computed to formulate proposed adjustments for the Company’s next fiscal year. Management and the Compensation Committee evaluate the information and make joint recommendations for any proposed adjustments to executive compensation levels and elements. The process is a collaborative one, involving the Compensation Committee and its consultant and the Company’s Chief Executive Officer, Chief Financial Officer, and human resources executives, except that these officers or human resources executives are not involved in setting their own compensation. In February of each year, recommendations are reviewed in connection with the determination of which incentive compensation awards and other performance-based compensation awards for the prior year were attained. This determination coincides with the completion of the Company’s annual financial statement audit and release of annual earnings. After earnings for the prior year are released to the public in the third week of February, final compensation adjustments are made by the Committee and reviewed and approved by the Board of Directors. At that time, base salaries are adjusted, prior year incentive payments are made, then current year target objectives are established, and equity awards are granted.

The circumstance presented by the Triad acquisition was the type of unusual consideration that merited flexibility within the policy. In March 2007, the Company announced the Triad acquisition. The depth and experience of the entire management team was required to assess and effectuate the acquisition and integrate the operations of the acquired hospitals into the Company. Senior management and the Compensation Committee determined that a uniquely designed financial incentive would be required to ensure the retention and continuity of the management team through the entire transition period, which was estimated by them to be approximately two years after the completion of the Triad acquisition. After assessing the alternatives available, which included somewhat typical one-time cash bonuses or salary increases to acknowledge the executives’ change in relative ranks within corporate peer groups or one-time equity grants, the Compensation Committee crafted a special, one-time equity grant that consisted of a combination of nonqualified stock options, with three-year vesting, and performance-based restricted stock awards that were each further divided into two equal components, with separate performance criteria. The vesting of the first half of these awards was subject to a target for the first twelve months of operations following the closing of the Triad acquisition (i.e., July 25, 2007 through June 30, 2008), which was attained, and vesting of the second half of these awards is subject to a separate target for the second twelve months following the closing of the Triad acquisition (i.e., July 1, 2008 through June 30, 2009). The targets for each of these performance-based restricted stock award grants is an alternative of net revenue attainment or earnings per share attainment.

The Compensation Committee deferred the analysis and selection of peer groups, as well as making any changes in the executive compensation program (except for the one-time grant described above), until the 2009 compensation cycle. As a result of the Triad acquisition, the Company doubled in size, as did the relative responsibilities of the Company’s executives. A major focus of the compensation program is to ensure that the executives are and remain adequately and properly incentivized to continue the integration and internal growth execution with respect to the Triad acquisition, and to do so under the extremely volatile global economic circumstances that presented themselves beginning in the fourth quarter of 2008. While the general philosophies and principles of compensation have not changed dramatically at the Company, certain elements have been adjusted for 2009, as described below, to ensure that there is a very high level of compensation for extraordinary performance.

Compensation “Clawback” Policy.

In February 2009, the Board of Directors adopted a policy requiring that, in certain circumstances, the elected officers of the Company reimburse the Company for the amount and/or value of performance-based cash, stock or equity based awards received by such elected officers, and/or gains realized by such elected officers in connection with these awards. The circumstances triggering this recoupment require a determination by the Board of Directors, or an appropriate Committee of the Board of Directors, that fraud by an elected officer materially contributed to the Company having to restate all or a portion of its financial statements. The Board of Directors or Committee is granted the right to determine, in its discretion, the action necessary to remedy the misconduct. In determining what remedies to pursue, the Board or Committee will take into account all relevant factors, including consideration of fairness and equity, and may require reimbursement to the extent the value transferred to the elected officer can be reasonably attributed to the reduction in the restated financial statements and the amount of the award would have been lower than the amount actually paid, granted, or realized.

Employment Contracts; Change in Control Severance Agreements.

None of the Company’s executive officers has a written employment agreement with the Company or any of its subsidiaries. In February 2007, on the recommendation of the Compensation Committee, the Board approved Change in Control Severance Agreements (the “CIC Agreements”) among the Company, Community Health Systems Professional Services Corporation (the employer of each of our executives), and each officer of the Company (collectively, the “Covered Executives”), effective as of March 1, 2007. Newly appointed officers of the Company have also been made party to CIC Agreements.

Effective as of December 31, 2008, an Amended and Restated Change in Control Severance Agreement was entered into with each of the Covered Executives. The CIC Agreements were amended and restated to comply with certain provisions of recent regulations and interpretations of Sections 409A and 162(m) of the IRC. The CIC Agreements were also amended to provide for the term to start on December 31, 2008 and to remain in effect until December 31, 2010, with automatic renewals of one year commencing on December 31, 2009 and each December 31st thereafter unless either party provides ninety (90) days notice prior to December 31st of its intent to terminate. The Company does not believe these modifications were material amendments to the agreements that were executed in 2007.

The CIC Agreements provide for certain compensation and benefits in the event of termination of a Covered Executive’s employment during the period following a change in control of the Company (as defined in the CIC Agreements), (A) by the Company, other than as a result of the Covered Executive’s death or disability within thirty-six (36) months of the change in control or (B) by the Covered Executive, upon the happening of certain “good reason” events within twenty-four (24) months of the change in control, including, among other things, (i) certain changes in the Covered Executive’s title, position, responsibilities or duties, (ii) a reduction in the Covered Executive’s base salary, (iii) certain changes in the Covered Executive’s principal location of work or (iv) the failure of the Company to continue in effect any material compensation or benefit plan. The thirty-six (36) and twenty-four (24) month time periods described in the preceding sentence apply to the CIC Agreements for the Company’s President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, and each Senior Vice President. For the CIC Agreements with each Vice President of the Company, the applicable time periods are twenty-four (24) and twelve (12) months, respectively.

Compensation and benefits payable under the CIC Agreements include a lump sum payment equal to the sum of (i) unpaid base pay, (ii) accrued but unused paid vacation or sick pay and unreimbursed business expenses, (iii) any other compensation or benefits in accordance with the terms of the Company’s existing plans and programs, (iv) a pro rata portion of incentive bonus that would have been earned by the Covered Executive for the year of termination based on actual performance and (v) three (3) times (two (2) times, in the case of each Vice President of the Company) the sum of base salary and the higher of (A) the highest incentive bonus earned during any of the three (3) fiscal years prior to the fiscal year in which the Covered Executive’s termination of employment occurs or, if greater, the three fiscal years prior to the fiscal year in which change in control occurs and (B) the target incentive bonus for the fiscal year in which the Covered Executive’s termination of employment occurs assuming the performance objectives were met in full. The Covered Executives will also be entitled to continuation of certain health and welfare benefits for thirty-six (36) months (twenty-four (24) months in the case of each Vice President) and reimbursement of up to $25,000 for outplacement counseling and related benefits.

In addition, the Covered Executives will be entitled to receive certain “gross up” payments to offset any excise tax imposed by Section 4999 of the IRC on any payment or distribution by the Company to or for their benefit, including under any stock option, restricted stock or other agreement, plan or program; provided, however, that if a reduction in such payments or distributions by 10% or less would cause no excise tax to be payable, then the payments and distributions to the Covered Executive will be reduced by that amount and no excise tax gross up payment will be paid.

The Company’s executive officers are employees of the Company’s indirect, wholly-owned subsidiary, Community Health Systems Professional Services Corporation and hold the same elected officer titles with this entity as they do with the Company.

Components of the Executive Compensation Program.

In February 2008, the Compensation Committee approved management’s recommendations for compensation levels, performance-based incentive compensation awards for 2007, the attainment of performance objectives for performance-based restricted stock awarded in 2007, performance-based incentive compensation targets for 2008, and equity awards (stock options and performance-based restricted stock awards) for each of the named executive officers.

In accordance with the process described above, the Company utilized a benchmark peer group for the named executive officers. The peer group selected for this analysis included four hospital companies whose stock or debt securities are publicly traded and five health insurance/managed care providers whose stock is publicly traded, which is substantially the same group as was used in prior years except that Triad was deleted as a peer. The nine companies used for the 2008 business peer group analysis were:

Hospital Companies	Managed Care Companies

• HCA, Inc.	• UnitedHealth Group Incorporated
• Universal Health Services, Inc.	• Wellpoint, Inc.
• Health Management Associates, Inc.	• Aetna Inc.
• LifePoint Hospitals, Inc.	• Humana Inc.
• Coventry Health Care, Inc.

The business peer group was revised for the 2009 compensation cycle, and now includes five (5) hospital/provider companies whose stock or debt securities are publicly traded and five (5) health insurance/managed care providers whose stock is publicly traded. This group is similar to the business peer group that has been used in the past, but has been adjusted to include certain larger companies and to eliminate one smaller company. The ten companies used for the 2009 business peer group analysis (the “2009 business peer group”) were:

Business Peer Group Companies

•	HCA, Inc.

•	Tenet Healthcare, Inc.

•	Universal Health Services, Inc.

•	Health Management Associates, Inc.

•	Coventry Health Care, Inc.

•	UnitedHealth Group Incorporated

•	Wellpoint, Inc.

•	Aetna Inc.

•	Humana Inc.

•	Cigna Corporation

The Compensation Committee also noted that the number of “business peer group” companies was shrinking, and with the assistance of its consultant, determined that the executive compensation should also be benchmarked against a group of companies that were of a similar size to the Company, but operate in other industries, with minimal international presence. This general industry group, which consists of the following companies, includes some light manufacturing companies and excludes companies in the consumer goods, energy, technology and transportation industries (the “general industry group”):

General Industry Group Companies

• International Paper Company	• Genuine Parts Company
• Coca-Cola Enterprises Inc.	• The Hertz Corporation
• Whirlpool Corporation	• Fortune Brands, Inc.
• Xerox Corporation	• Jacobs Engineering Group, Inc.
• Weyerhaeuser Company	• The Sherwin Williams Company
• The Pepsi Bottling Group, Inc.	• Mohawk Industries, Inc.
• Sara Lee Corporation	• Ball Corporation
• ConAgra Foods, Inc.	• Gannett Co., Inc.
• Smithfield Foods, Inc.	• Dover Corporation
• PPG Industries, Inc.	• VF Corporation
• Danaher Corporation	• MeadWestvaco Corporation

For Mr. Smith, the Company’s Chairman, President, and Chief Executive Officer, the Chief Executive Officer position at the business peer groups was utilized for comparison purposes. For the other named executive officers, because there are no consistent, direct comparative positions at the business peer group companies, the following comparisons were used: Mr. Cash, the Company’s Executive Vice President and Chief Financial Officer, was compared to the “second most highly compensated officer” at all business peer group companies; for the next three most highly compensated named executive officers of the Company, the average of the business peer group’s “third, fourth, and fifth most highly compensated named executive officers” compensation figures were utilized to form the comparison. In 2009, in addition to the comparisons to the 2009 business peer group, the same executive comparisons were used to benchmark compensation elements against the general industry group’s compensation. These comparisons yielded approximately the same adjustments as did the 2009 business peer group analysis, further validating the Compensation Committee’s work.

Base Salary

Base salary, as its name implies, is the basic element of the employment relationship, designed to compensate the executive for his or her day-to-day performance of duties. The amount of base salary distinguishes individuals’ level and responsibility within the organization. Exceptional performance and contribution to the growth and greater success of the organization are rewarded through other compensation elements, and for this reason, the benchmark target for base salary is generally set to be within a range of 15% of the 50th percentile of the selected business peer group executive.

Utilizing the benchmarking survey analyses described above, the base salaries of the Chief Executive Officer and the other named executive officers were reviewed. In addition to the benchmarking policies, the Compensation Committee also evaluated each individual’s unique contributions to the organization and overall industry trends. In 2008, the Chief Executive Officer’s salary was increased by 4.3% over 2007’s salary, to $1,080,000. For 2008, the base salary of the Chief Financial Officer was increased by 3.1% over 2007’s salary, to $664,000. In our peer group analysis, the other named executive officers, who are Division Presidents, fell below our target range and the 2008 base salary of each was increased by 17.1% over 2007’s salary to meet our compensation objectives for base salary.

Cash Incentive Compensation

Cash incentive compensation awards to the named executive officers are made pursuant to the Company’s 2004 Employee Performance Incentive Plan. This plan provides for a wide range of potential awards and is utilized as a compensation vehicle across the Company. Cash incentive compensation awards are intended to align employees’ interests with the goals and strategic initiatives established by the Company and to reward employees for their contributions during the period to which the incentive award relates. Cash incentive compensation awards’ targets are typically expressed as a percentage of the individual’s base salary. Based on the nature of the Company’s business, the periodicity of cash incentive compensation awards for its named executive officers is tied to the attainment of annual performance objectives, however, for other employees, incentives may be linked to goal attainment over shorter or longer periods of time.

Cash incentive compensation awards are “at risk” as they are subject to the attainment of specific goals. For each named executive officer, the individual’s target plan includes two or more budgeted goals, and for each goal, different award amounts may be earned depending on the level at which that goal is attained, (i.e., an underachievement and overachievement opportunity). The potential effect on cash incentive compensation for not attaining the goals is substantial. For 2008, the Company EBITDA target was $1.539 billion (with a minimum of $1.385 billion, which would have yielded 50% of the bonus amount linked to this objective), the continuing operations EPS target was $2.21 per share (with a minimum of $1.99, which would have yielded 50% of the bonus amount linked to this objective), and the net revenues target was $10.9 billion (with a minimum of $9.79 billion, which would have yielded 50% of the bonus amount linked to this objective). All target amounts for 2008 were adjusted for significant changes from acquisition and divestiture assumptions initially established for 2008. For each 1% decrease in Company EBITDA achievement, the award percentage amount was reduced by 5%, so that at 90% of target attainment, 50% of the specified award percentage would have been paid. However, no awards are paid when the Company’s EBITDA achievement is below 90% of target attainment. If the target for Company EBITDA had been exceeded, each named executive officer would have received an additional 1% of their base salary for each 1% over the target, up to a plan maximum specified for each named executive officer. Similar increases and decreases apply to the other components of the cash incentive compensation awards. For 2008, the targeted goals were met as follows: Company EBITDA — 99%; continuing operations EPS — 99%; and net revenue — 100%. Each division president’s goal attainment varied depending upon the financial performance of his division.

The Compensation Committee determined that in light of the global economic conditions, the named executive officers’ performance in the past year had been extraordinary under the circumstances. Notwithstanding the global economic upheaval, the named executive officers kept the Company’s performance in line with its expectations for both operations and the integration of the Triad operations into the Company and consequently, the Compensation Committee decided to award the named executive officers an extraordinary bonus to recognize their accomplishment and to further incentivize the named executive officers to effectively guide the Company through difficult economic times. The extraordinary bonus was based on a percentage of the named executive officers’ base salary in the amounts indicated below:

		Extraordinary
Name and Position	Percentage of Salary	Bonus Payment

Wayne T. Smith, Chairman, President and Chief Executive Officer	20%	$216,000
W. Larry Cash, Director, Executive Vice President and Chief Financial Officer	20%	132,800
William S. Hussey, Division President, Division Operations	10%	45,000
David L. Miller, Division President, Division Operations	9.5%	40,000
Michael T. Portacci, Division President, Division Operations	3%	15,000

The following chart describes the components of the named executive officers’ targeted cash incentive plan salary percentages for 2008 along with the maximum incentive award attainable:

Name and Position	2008

Wayne T. Smith,	Company EBITDA	115%
Chairman, President and	Continuing Operations EPS	50%
Chief Executive Officer	Net Revenues	15%

	Target	180%

	Maximum	200%

W. Larry Cash,	Company EBITDA	80%
Executive Vice President and	Continuing Operations EPS	35%
Chief Financial Officer	Net Revenues	15%

	Target	130%

	Maximum	150%

Division Presidents:	Division Hospital EBITDA	55%*
William S. Hussey,	Company EBITDA	15%
David L. Miller	Continuing Operations EPS	10%
Michael T. Portacci	EBITDA Margin Improvement	10%*
	Division Hospital Revenue	5%*
	Non-Self Pay Admissions Growth	5%*

	Target	100%

	Maximum	110%

*	Specific targets set for each Division

With respect to each of the named executive officers, who have been designated by the Compensation Committee as “covered employees” under this plan, their awards are limited to those which will be treated as “qualified performance-based compensation” under Section 162(m) of the IRC, and their awards are administered solely by the Compensation Committee. Awards to other employees, including the other executive officers, are administered by management; however, the targets and awards are approved and ratified by the Compensation Committee. Awards to executive officers who are not designated as “covered employees” may be discretionary in nature.

Long-term Incentives

Equity awards are designed to reward the executives for their longer term contributions to the success and growth of the Company and are directly linked to maximizing stockholder value. They also serve as a key retention tool, bridging annual base salary and incentive compensation payments to retirement and other end-of-service compensation benefits. Long-term incentives comprise a very important part of the Company’s executive compensation program, and currently greater than 60% of the pay mix of actual total direct compensation consists of a combination of stock options and restricted stock awards. For 2008, the Company’s current pay mix was competitive with the business peer group’s pay mix, which is consistent with the Company’s overall executive compensation philosophy and core principles. The pay mix was also consistent with compensation within the general industry group which is consistent with the Company’s targeted ranges. As noted in the discussion above, the Company made a one-time special equity grant in connection with the Triad acquisition. For the unique reasons stated, this compensation element was not aggregated with the ongoing program of annual grants in making the determinations for making the 2008 long-term incentive awards.

Equity based incentive awards are made pursuant to the Company’s 2000 Stock Option and Award Plan. This plan provides for a wide variety of stock-based compensation awards, including incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, performance awards, and other share based awards. The Company has only made awards in the form of nonqualified stock options and restricted stock, as these types of awards are most consistently used by the Company’s business peer group members and are thus deemed to provide the most competitive compensation element for long-term incentive compensation.

In 2005, the Compensation Committee began making annual grants of long-term incentives in the form of nonqualified stock options and restricted stock awards. The move away from nonqualified stock options (which had only been made on a sporadic basis) and towards a balance of the two award types was motivated in part by the change in accounting treatment in 2005 (requiring the expensing of stock options), but was also motivated by a desire to balance the relative risk to the executive officers, thus facilitating the retention element of long-term incentives.

The Company believes that annual grants that create an appropriate (i.e., market competitive) mix of compensation elements more directly and effectively align the interests of management with stockholder value. Under the Company’s compensation philosophy, all grants of both nonqualified stock options and restricted stock awards vest in one-third increments on the first three anniversary dates of the grant date, which further serves to align this compensation program element with the interests of investors. The Compensation Committee reviews and adjusts annually the size and mix of award types. Beginning in 2006 and continuing in 2007 and 2008, the named executive officers’ restricted stock awards were modified to include a component of “qualified performance-based compensation,” which awards would be forfeited in their entirety if the performance measures for the calendar year in which those grants were made had not been attained. The performance measures for the grants made in 2006, 2007, and 2008 were attained, and those grants are further subject to time-based restrictions, which lapse in one-third increments on the first three anniversary dates of the grants.

The 2008 performance-based restricted stock awards to the named executive officers were subject to the same type of performance criteria as were the 2007 awards; they require the satisfaction of one of two performance measures, either 75% of the low-end target range of 2008 earnings per share from continuing operations, or the attainment of 90% of the 2008 net operating revenue low-end target range, both as projected in February 2008. Since both the performance criteria were met, the awards’ time-based restrictions will lapse in one-third increments on the first three anniversary dates of the grants.

Beginning with the 2007 grants, the Company’s named executive officers (and other officers and key employees), have in place three sequential years of grants, each with a three-year vesting schedule, which fulfills the retention and stockholder alignment objective of these awards.

Based in part on the Compensation Committee’s decision to defer evaluation of the peer groups to the 2009 compensation cycle, and that the then current bench mark comparisons were in line with the compensation philosophy of the Company, the Compensation Committee granted the same level of equity awards to its named executive officers for the 2008 compensation cycle as it had granted for the 2007 compensation cycle.

In evaluating the long-term incentive awards to be made to the named executive officers for 2009, the Compensation Committee, in consultation with its independent consultant, considered a number of issues affecting compensation decisions at this time, including:

•	the significant decline in value of existing long-term incentives held by the named executive officers, resulting in very limited, if any, retention value;

•	the likely shift by many companies towards full value awards and away from non-qualified stock options;

•	the likely reduction in the value of long-term incentive awards by an estimated 20% due to the dilutive effect and unavailability of shares needed to award the same values as were awarded in 2008; and

•	the peer group analysis which showed that the awards made to the Company’s named executive officers for 2008 were below the 50th percentile for all of the named executive officers.

Based on these factors, the Compensation Committee determined that the total value of the equity awards for the Company should be reduced from approximately $38 million in 2008 to approximately $28 million for 2009, a reduction of almost 30%, and that the ratio of options to restricted shares be shifted to approximately 1:5. The Compensation Committee made note that these awards do not set a precedent (in terms of numbers of shares awarded) for future grants, but rather the next compensation cycle will be evaluated based on the circumstances at that time.

Benefits

The Company’s named executive officers are each eligible to participate in the Company’s customary qualified benefit plans for health, dental, vision, life insurance, long-term disability, and retirement savings (401(k)). Except as noted below, the named executive officers participate in these plans on the same basis (i.e., benefits, premium amounts, and co-payments deductibles) as all other full-time employees of the Company. The Company’s named executive officers also participate in or receive additional benefits, which are competitive with the benefits provided to executives of other companies.

Retirement and Deferred Compensation Benefits

The Company’s named executive officers also participate in executive compensation arrangements available only to specified officers of the Company and certain key employees of its subsidiaries. These plans include the Supplemental Executive Retirement Plan, the Supplemental 401(k) Plan, and the Deferred Compensation Plan, each of which is a non-qualified plan under the IRC. The benefits under these plans are made available to the named executive officers to encourage and reward their continued service through their most productive years.

The provision of a retirement benefit is necessary to remain competitive with the Company’s business peer groups, and is thus an important element for the recruitment and retention of executives. Effective January 1, 2003, the Company adopted the Supplemental Executive Retirement Plan for the benefit of our officers and key employees. This plan is a non-contributory non-qualified defined benefit plan that provides for the payment of benefits from the general funds of the Company. The Compensation Committee of our Board of Directors administers this plan and all determinations and decisions made by the Compensation Committee are final, conclusive and binding upon all persons. In particular, the defined benefit provided under the Supplemental Executive Retirement Plan is intended to supplement the incentives provided by the other elements of the executive compensation program, for which the maximum provision of benefits are limited to three years.

The Supplemental Executive Retirement Plan generally provides that, when a participant retires after his or her normal retirement date (age 65), he or she will be entitled to an annual retirement benefit equal to (i) the participant’s Annual Retirement Benefit, reduced by (ii) the sum of (a) the actuarial equivalent of the participant’s monthly amount of Social Security old age and survivor disability insurance benefits payable to the participant commencing at his or her unreduced Social Security retirement age, and (b) the annuity which is the actuarial equivalent of the amount contributed to the Deferred Compensation Plan pursuant to the Benefit Exchange Agreement increased by 7% per year commencing January 1, 2003.

For this purpose, the “Annual Retirement Benefit” means an amount equal to the sum of the participant’s compensation for the highest three years out of the last five (5) full years of service preceding the participant’s termination of employment, divided by three, then multiplied by the lesser of 50% or a percentage equal to 2% multiplied by the participant’s years of service. Mr. Smith and Mr. Cash have been credited with two (2) years of service for each year of actual service. Benefits are paid in a single lump sum. The benefit is reduced for the Social Security benefit. Benefits for employees who retire with fewer than twenty-five (25) years of service receive a reduced benefit.

In the event of a change in control of the Company, all participants who have been credited with five (5) or more years of service will be credited with an additional three (3) years of service. In addition, the benefit accrued by any such participant will become fully vested and be paid out as soon as administratively feasible in a single lump sum payment. Upon such payment to all participants, the plan will terminate.

The Company’s named executive officers are also eligible to participate in the Company’s nonqualified Deferred Compensation Plan, as well as the nonqualified Supplemental 401(k) Plan. Employees’ voluntary contributions to these plans are tax deferred, but are subject to the claims of the general creditors of the Company. These plans do not play a significant role in the Company’s executive compensation program and other than the provision of these plans to allow tax deferred savings by employees, the only participation by the Company is to restore matches limited under the Company’s qualified 401(k) plan. Effective for 2009, no Company contributions will be made in either of these plans and the named executive officers will be limited to the matching provisions of the tax-qualified 401(k) plan.

Perquisites

The Company provides very little in the way of additional benefits to its named executive officers and operates under the belief that benefits of a personal nature or those which are not available to the other employees of the Company should be funded from the executives’ personal funds. The Company believes that the supplemental benefits that it does provide to the named executive officers are reasonable when compared to the business peer group and other companies generally and are appropriate additional items of compensation for these individuals.

Group-term life insurance (or a combination of group-term life insurance and individually-owned policies) is provided for each of the named executive officers in an amount equal to four times the individual’s base salary.

The Company operates aircraft to facilitate the operation of its business. The Board of Directors has adopted a policy that requires the Chief Executive Officer to use the Company’s aircraft for both his business and personal travel. From time to time, the other named executive officers are also permitted to use the Company’s aircraft for their personal use. The incremental cost of personal air travel attributable to each named executive officer’s personal aircraft usage has been included in the Summary Compensation table below and is taxed to the executive without gross-up based on Internal Revenue Service guidelines.

Termination of Service and Severance Arrangements

As described above, each of the named executive officers is party to a CIC Agreement, which provides benefits only upon both a change in control of the Company and either termination of employment or the occurrence of certain other adverse changes in the terms of employment. In the event that a named executive officer is entitled to receive payment pursuant to his or her CIC Agreement, that executive officer will not be eligible to participate in the Company’s severance policy. The Company’s severance policy provides that Messrs. Smith and Cash are entitled to receive twenty-four (24) months of their base salary (the other named executive officers are entitled to receive twelve (12) months of their then base salary). Also, upon termination without cause, all of the named executive officers are entitled to receive a prorated portion of their cash incentive compensation for the year of termination and under certain of their restricted stock award agreements (those dated 2006 and after), the lapse schedule is accelerated. Upon termination, the named executive officers are entitled to continuation health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act by so electing and paying the then active employee premium amount. The period of this benefit is equal to the number of months of severance payment, i.e., twenty-four (24) months for Messrs. Smith and Cash and twelve (12) months for the other named executive officers.

In addition to the benefits payable under the life insurance policy or the long-term disability policy described above, in the event a named executive officer dies or is permanently disabled while in the employ of the Company, vesting is accelerated for all grants under the 2000 Stock Option and Award Plan and, if approved by the stockholders, the 2009 Stock Option and Award Plan.

Additional Executive Compensation Policies.

The Community Health Systems Stock Ownership Guidelines align the interests of its directors and executive officers with the interests of stockholders and promote the Company’s commitment to sound corporate governance. The guidelines apply to the following Company directors and officers, in the indicated multiples of either an executive officer’s base salary or a non-management director’s annual cash stipend at the time the participant becomes subject to the guidelines:

	Value of
	Common Stock
Position with the Company	Owned

Chairman/President/Chief Executive Officer	5.0	x
Non-Executive Members of the Board of Directors	5.0	x
Executive Vice Presidents/Chief Financial Officer	3.0	x
Proxy “Named Executive Officers” Senior Vice Presidents	3.0	x
Other Senior Vice Presidents	1.5	x
Other Officers	1.0	x

Company officers and directors subject to these guidelines are expected to achieve their respective ownership levels within five (5) years of becoming subject to the guidelines (and an additional five (5) years in the event of a promotion to a higher guideline). Once achieved, ownership of the guideline amount must be maintained for as long as the individual is subject to these Stock Ownership Guidelines.

Stock that counts towards satisfaction of the Company’s Stock Ownership Guidelines includes: (i) Common Stock held outright by the participant or his or her immediate family members living in the same household; (ii) restricted stock issued and held as part of an executive’s or director’s long-term compensation, whether or not vested; (iii) Common Stock underlying vested Community Health Systems, Inc. stock options; and (iv) Common Stock acquired on stock option exercises that the participant continues to hold. The Governance and Nominating Committee of the Board of Directors reviews each participant’s progress and compliance with the applicable guidelines and may grant any hardship waivers or exceptions (e.g., in the event of a divorce) as it deems necessary and appropriate. Due to the extreme volatility in the price of the

Company’s stock, the Governance and Nominating Committee deferred compliance testing for this policy until May 2009.

Pursuant to the Company’s Policy Concerning Securities Trading, applicable to all members of the Board of Directors, officers, and other key employees, any short-term trading, short sales, transactions in puts, calls, or other derivative securities, hedging transactions, and margining or pledging with respect to the Company’s securities are strictly prohibited.

Stock Option Dating.

Immediately following the receipt of reports of concerns at other companies about their historical stock option dating practices, the Compensation Committee and Audit and Compliance Committee of the Board of Directors jointly undertook a review of the Company’s practices in this area. The following is a summary of historical activity and practices at the Company regarding its grant of stock options to the Company’s named executive officers:

•	Stock options have been granted to executive officers only on the following dates:

•	June 8, 2000 (coinciding with IPO date);

•	May 22, 2003 (coinciding with Annual Stockholder and Board meeting date);

•	February 28, 2005 (written consent action six days after Board and Committee meeting; grant delayed to avoid “quiet period”);

•	March 1, 2006 (same date as Board meeting);

•	February 28, 2007 (same date as Board meeting);

•	July 25, 2007 (coinciding with Triad acquisition closing date; approved at Board and Committee meeting held on July 18, 2007);

•	February 27, 2008 (same date as Board meeting); and

•	February 25, 2009 (same date as Board meeting).

•	All stock option grants to executive officers have been in amounts approved solely by the Compensation Committee, an appropriately comprised committee of independent directors who have never been employed by the Company.

•	The pricing of all stock option grants to named executive officers was the close of the market price on the date of the grant (except in the case of the June 8, 2000 grant, which was made at the IPO price).

•	Stock options have never been backdated and have never been repriced.

•	Form 4’s have been accurately and timely filed for each named executive officer’s grant of stock options.

•	Stock options have never been granted during a “quiet period” and for the last six grants, were issued shortly after prior year-end financial information had been released to the public and filed with the SEC (or quarter-end financial information, in the case of the July 25, 2007 grant).

In conclusion, the Company believes that the historical and continuing practices at the Company are in conformity with the best practices of the industry and all current recommendations.

Executive Compensation Tables

Summary Compensation Table.

The following table includes information regarding our named executive officers’ total compensation earned during the years ended December 31, 2008, 2007 and 2006.

							Change in
							Pension
							Value and
				Plan Based Awards		Non-equity	Nonqualified
				Restricted		Incentive	Deferred	All
				Stock	Option	Plan	Compensation	Other	Total
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Compensation
Name and Position	Year	($)(1)	($)(1)	($)(2)	($)(3)	($)(1)	($)(4)	($)(5)	($)

Wayne T. Smith	2008	1,080,000	216,000	8,006,600	3,014,056	1,855,440	2,600,094	185,733	16,957,923
Chairman of the Board,	2007	1,035,000	—	5,383,111	1,772,611	1,416,915	1,653,202	269,684	11,530,523
President and Chief Executive Officer	2006	990,000	—	2,142,889	660,250	712,800	2,568,843	242,642	7,317,424
W. Larry Cash	2008	664,000	132,800	4,249,425	1,282,939	825,352	1,016,279	113,932	8,284,727
Executive Vice President	2007	644,000	—	2,993,225	894,017	643,356	609,658	79,428	5,863,684
and Chief Financial Officer	2006	625,000	—	1,392,878	385,725	337,500	908,997	95,296	3,745,396
William S. Hussey	2008	450,000	155,000	1,766,243	532,511	435,600	231,768	21,088	3,592,210
President -	2007	370,633	15,000	1,300,355	396,778	275,226	139,833	14,938	2,512,763
Division Operations	2006	325,000	20,000	642,867	169,117	188,500	192,116	15,651	1,553,251
David L. Miller	2008	450,000	60,000	1,766,243	532,511	323,100	258,251	18,931	3,409,036
President -	2007	384,300	15,000	1,300,355	362,811	227,890	195,974	11,734	2,498,064
Division Operations	2006	365,000	20,000	642,867	169,117	212,795	197,867	16,845	1,624,491
Michael T. Portacci	2008	450,000	25,000	1,766,243	532,511	310,950	185,839	22,161	3,292,704
President -	2007	384,300	—	1,300,355	362,811	315,126	101,775	18,912	2,483,279
Division Operations	2006	365,000	40,000	642,867	169,117	208,050	106,049	14,246	1,545,329

(1)	Amounts represent cash-based compensation. Total cash-based compensation for the year ended December 31, 2008 was as follows: Mr. Smith, $3,151,440; Mr. Cash, $1,622,152; Mr. Hussey, $1,040,600; Mr. D. Miller, $833,100; and Mr. Portacci, $785,950.

(2)	Represents the dollar amount recognized for financial reporting purposes for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 in accordance with FAS 123(R) of awards of restricted stock granted under the 2000 Stock Option and Award Plan and thus includes amounts from awards granted during and prior to 2008. Assumptions used in the calculation of these amounts are included in note 2 to the Company’s audited financial statements for the year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2009, for the year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 29, 2008 and for the year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2007. The amounts ultimately realized by the named executive officers will likely vary from the FAS 123(R) amounts, as the FAS 123(R) amounts are based on the market value of the Company’s stock at the time of each grant, which was significantly higher than the current market value.

(3)	Represents the dollar amount recognized for financial reporting purposes for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 in accordance with FAS 123(R) of awards of stock options granted under the 2000 Stock Option and Award Plan and thus includes amounts from awards granted during and prior to 2008. Assumptions used in the calculation of these amounts are included in note 2 to the Company’s audited financial statements for the year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2009, for the year ended December 31, 2007, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 29, 2008 and for the year ended December 31, 2006, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 20, 2007. The FAS 123(R) amounts will likely vary from the actual amounts ultimately realized by the named executive officers, as all related stock options are currently “underwater.”

(4)	Represents the actuarial increase in the present value of the named executive officer’s benefit under the Supplemental Executive Retirement Plan primarily resulting from the decrease in interest rates based on the ten (10) year Treasury Notes using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements and includes amounts which the named executive officers may not currently be entitled to receive because such amounts are not vested. The non-qualified Deferred Compensation Plan earnings contained no above-market or preferential portion of earnings for 2008, 2007 or 2006.

(5)	All Other Compensation for the year ended December 31, 2008 consists of the following:

		401(k)	Deferred
		Plan/401k	Compensation		Personal
		Suppl Plan	Plan		Use
	Long-Term	Employer	Employer	Life	of
	Disability	Matching	Matching	Insurance	Corporate	Membership/
	Premiums	Contributions	Contributions	Premiums	Aircraft	Dues
Name	($)	($)	($)	($)	($)	($)

Wayne T. Smith	1,950	3,067	7,201	32,151	136,707	4,657
W. Larry Cash	1,950	4,601	17,499	11,760	67,263	10,859
William S. Hussey	1,680	4,601	12,107	2,700	—	—
David L. Miller	1,875	4,601	—	4,416	6,523	1,516
Michael T. Portacci	1,875	3,067	12,438	4,780	—	—

Grants of Plan-Based Awards.

The following table sets forth the actual number of stock options and restricted stock awards granted and the range of potential payment under the 2004 Employee Performance Incentive Plan for the named executive officers for the year ended December 31, 2008 and the grant date fair value of these awards. There can be no assurance that the grant date fair value of options and restricted stock awards will ever be realized.

								All Other	All Other
								Stock	Option	Exercise	Grant Date
								Awards:	Awards:	or Base	Fair
								Number of	Number of	Price of	Value of
		Estimated Future Payouts Under			Estimated Future Payouts Under			Shares of	Securities	Option	Stock and
		Non-Equity Incentive Plan Awards			Equity Incentive Plan Awards			Stock	Underlying	Awards	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	per Share	Awards
Name	Date	($)	($)	($)	(#)	(#)(1)	(#)	(#)	(#)(2)	($)(3)	($)(4)

Wayne T. Smith	2/27/2008							—	200,000	32.28	1,512,000
	2/27/2008	—	1,944,000	2,160,000		100,000					3,228,000
W. Larry Cash	2/27/2008							—	60,000	32.28	453,600
	2/27/2008	—	863,200	996,000		60,000					1,936,800
William S. Hussey	2/27/2008							—	20,000	32.28	151,200
	2/27/2008	—	450,000	495,000		35,000					1,129,800
David L. Miller	2/27/2008							—	20,000	32.28	151,200
	2/27/2008	—	450,000	495,000		35,000					1,129,800
Michael T. Portacci	2/27/2008							—	20,000	32.28	151,200
	2/27/2008	—	450,000	495,000		35,000					1,129,800

(1)	With respect to the February 27, 2008 grant of restricted stock, the performance measure was achievement of either 75% of the low-end target range of 2008 earnings per share from continuing operations or 90% of the low end of the range of projected net revenues as stated in the Company’s earnings release filed with the SEC on Form 8-K on February 21, 2008. Since both performance criteria were met, the awards time-based restrictions will lapse in one-third increments on the first three anniversaries of the grant date. In the event of a change in control of the Company, as defined in our 2000 Stock Option and Award Plan, all such restricted stock shall vest and the restrictions shall lapse immediately.

(2)	Represents options granted under our 2000 Stock Option and Award Plan. The options granted on February 27, 2008 became or become exercisable with respect to one-third of the shares covered thereby on February 27, 2009, February 27, 2010 and February 27, 2011. In the event of a change in control of the

Company as defined in our 2000 Stock Option and Award Plan, all such options become immediately and fully exercisable.

(3)	Closing market value of the shares of our Common Stock on February 27, 2008, the date of grant. The closing market value of the shares of our Common Stock at December 31, 2008 was $14.58.

(4)	Represents the grant date fair value calculated under FAS 123(R), as presented in our audited financial statements included in our Annual Report on Form 10-K for the 2008 fiscal year filed with the SEC on February 27, 2009. The fair value of the stock option awards for financial reporting purposes will likely vary from the actual amount ultimately realized by the named executive officers based on a number of factors. These factors include our actual operating performance, stock price fluctuations, differences from the valuation assumptions used, and the timing of exercise or applicable vesting.

Outstanding Equity Awards at Fiscal Year End.

The following table shows outstanding stock option awards classified as exercisable and unexercisable and unvested restricted stock awards as of December 31, 2008 for the named executive officers.

	Option Awards					Stock Awards
								Equity Incentive
			Equity Incentive					Plan Awards:	Equity Incentive
			Plan Awards:					Number of	Plan Awards:
	Number of	Number of	Number of			Number of	Market Value	Unearned	Market or
	Securities	Securities	Securities			Shares or	of Shares or	Shares,	Payout Value of
	Underlying	Underlying	Underlying			Units of	Units of	Units or Other	Unearned Shares,
	Unexercised	Unexercised	Unexercised			Stock That	Stock That	Rights That	Units or Other
	Options	Options	Unearned	Option	Option	Have Not	Have Not	Have Not	Rights That Have
	Exercisable	Unexercisable	Options	Exercise	Expiration	Vested	Vested	Vested	Not Vested
Name	(#)(1)	(#)(2)	(#)	Price	Date	(#)(3)	($)(3)	($)	($)

Wayne T. Smith	250,000	—	—	$13.0000	6/8/2010
	750,000	—	—	$20.3000	5/22/2013
	100,000	—	—	$32.3700	2/28/2013
	66,666	33,334		$38.3000	3/1/2014
	33,333	66,667		$37.2100	2/27/2015
	166,666	333,334	—	$40.4100	7/24/2015
	—	200,000	—	$32.2800	2/26/2018
						320,001	4,665,615	—	—
W. Larry Cash	500,000	—	—	$20.3000	5/22/2013
	65,000	—	—	$32.3700	2/28/2013
	33,333	16,667	—	$38.3000	3/1/2014
	20,000	40,000		$37.2100	2/27/2015
	66,666	133,334		$40.4100	7/24/2015
	—	60,000		$32.2800	2/26/2018
						171,667	2,502,905	—	—
William S. Hussey	10,000	—	—	$23.0000	5/22/2011
	60,000			$20.2500	12/10/2012
	90,000			$20.3000	5/22/2013
	60,000			$27.2900	2/24/2014
	30,000	—	—	$32.3700	2/28/2013
	13,333	6,667	—	$38.3000	3/1/2014
	3,333	6,667	—	$37.2100	2/27/2015
	33,333	66,667	—	$40.4100	7/24/2015
	—	20,000	—	$32.2800	2/26/2018
						82,000	1,195,560	—	—
David L. Miller	200,000	—	—	$20.3000	5/22/2013
	30,000	—	—	$32.3700	2/28/2013
	13,333	6,667		$38.3000	3/1/2014
	3,333	6,667		$37.2100	2/27/2015
	33,333	66,667	—	$40.4100	7/24/2015
	—	20,000	—	$32.2800	2/26/2018
						82,000	1,195,560	—	—
Michael T. Portacci	200,000	—	—	$20.3000	5/22/2013
	30,000	—		$32.3700	2/28/2013
	13,333	6,667		$38.3000	3/1/2014
	3,333	6,667		$37.2100	2/27/2015
	33,333	66,667		$40.4100	7/24/2015
	—	20,000	—	$32.2800	2/26/2018
						82,000	1,195,560	—	—

(1)	These options were fully vested as of December 31, 2008.

(2)	Vesting of unexercisable options occurred or will occur, subject to the terms of the 2000 Stock Option and Award Plan, on March 1, 2009 for options expiring on March 1, 2014, in equal increments on February 27, 2009 and February 27, 2010 for options expiring on February 27, 2015, in equal increments on July 25, 2009 and July 25, 2010, for options expiring on July 24, 2015 and in equal increments on February 27, 2009, February 27, 2010 and February 27, 2011, for options expiring on February 26, 2018.

(3)	The dollar value in the table above represents the market value of shares of Common Stock on December 31, 2008 ($14.58 per share) and consists of unvested awards from the following grants set forth in the table below:

	Date
Name	Granted	Shares

Wayne T. Smith	3/1/2006	33,334
	2/28/2007	86,667
	7/25/2007	100,000
	2/27/2008	100,000
W. Larry Cash	3/1/2006	21,667
	2/28/2007	40,000
	7/25/2007	50,000
	2/27/2008	60,000
William S. Hussey	3/1/2006	10,000
	2/28/2007	22,000
	7/25/2007	15,000
	2/27/2008	35,000
David L. Miller	3/1/2006	10,000
	2/28/2007	22,000
	7/25/2007	15,000
	2/27/2008	35,000
Michael T. Portacci	3/1/2006	10,000
	2/28/2007	22,000
	7/25/2007	15,000
	2/27/2008	35,000

Subject to the terms of the respective grant agreements, vesting of these awards occurred or will occur in one-third increments on each of the three (3) anniversaries of the dates of the grants (except that the awards granted on July 25, 2007 have vested or will vest in one-half increments on the first two (2) anniversaries of the date of the grant).

Option Exercises and Stock Vested

The following table sets forth certain information regarding options exercised for the named executive officers along with the number of stock awards that vested during the year ended December 31, 2008.

	Stock Options		Stock Awards
	Number of		Number of
	Shares	Value Realized	Shares
	Acquired	Upon Exercise	Acquired	Value Realized
	on Exericse	or Vesting	on Vesting	Upon Vesting
Name	(#)	($)	(#)	($)(1)

Wayne T. Smith	—	—	210,000	6,959,767
W. Larry Cash	—	—	113,334	3,741,954
William S. Hussey	—	—	46,000	1,503,410
David L. Miller	—	—	46,000	1,503,410
Michael T. Portacci	—	—	46,000	1,503,410

(1)	The value realized upon vesting is based on the fair market value on the date of vesting.

Pension Benefits.

The table below shows the present value of accumulated benefit payable to each of the named executive officers as of December 31, 2008, including the number of years of service credited to each such named executive officers, under the Company’s Supplemental Executive Retirement Plan (“SERP”) determined using interest rate and mortality rate assumptions consistent with those described in the footnotes of the Company’s audited financial statements for the year ended December 31, 2008, included in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2009.

This plan is a non-contributory non-qualified defined benefit plan that provides for the payment of benefits from the general funds of the Company. The plan generally provides that, when a participant retires after his or her normal retirement age (age 65), he or she will be entitled to an annual retirement benefit equal to the participant’s Annual Retirement Benefit, reduced by the sum of (a) the actuarial equivalent of the participant’s monthly amount of Social Security old age and survivor disability insurance benefits payable to the participant commencing at his or her unreduced Social Security retirement age, and (b) the annuity which is the actuarial equivalent of the amount contributed to the Deferred Compensation Plan pursuant to the Benefit Exchange Agreement increased by 7% per year commencing January 1, 2003. For this purpose, the “Annual Retirement Benefit” means an amount equal to the sum of the participant’s compensation for the highest three (3) years out of the last five (5) full years of service preceding the participant’s termination of employment, divided by three (3), then multiplied by the lesser of 50% or a percentage equal to 2% multiplied by the participant’s years of service.

		Number of	Present
		Years of	Value of	Payments
		Credited	Accumulated	During Last
	Plan	Service	Benefit	Fiscal Year
Name	Name	(#)	($)	($)

Wayne T. Smith	SERP	23.83	10,840,120	—
W. Larry Cash	SERP	22.50	4,529,371	—
William S. Hussey	SERP	7.50	588,094	—
David L. Miller	SERP	11.08	974,781	—
Michael T. Portacci	SERP	12.00	520,166	—

(1)	Under the SERP, both Mr. Smith and Mr. Cash are credited with two (2) years of service for every actual year worked.

Nonqualified Deferred Compensation.

The following table shows the contributions, earnings and account balances for the named executive officers in the Deferred Compensation Plan. Participation in this plan is limited to a selected group of management or highly compensated employees of the Company. Vesting in the Company match contributions in the Deferred Compensation Plan is 20% per year until fully vested at five (5) years. The participants may select their investment funds in the plan in which their accounts are deemed to be invested and if no fund is selected by the participant, the Company contributions will be deemed to be invested in a money market account for the participant.

Withdrawals from this plan are paid in equal annual installments over a period of ten (10) years, with the first payment being made on the first business day of the calendar year following the participant’s termination of employment or death unless the participant made an election to receive such distributions in the form of a lump sum payment or in five (5) equal installment payments.

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings(Loss)	Withdrawals/	Balance
	in Last	in Last	in Last	Distributions	at Last
Name	FY ($)(1)	FY ($)(2)	FY ($)(3)	($)	FYE ($)(4)

Wayne T. Smith	21,600	7,201	(1,071,778)	—	4,345,800
W. Larry Cash	52,088	17,499	(546,471)	—	778,512
William S. Hussey	100,323	12,107	(106,285)	—	186,180
David L. Miller	—	—	(53,581)	—	78,741
Michael T. Portacci	85,525	12,483	(119,646)	—	429,069

(1)	Contributions from salary and 2007 bonus received in 2008. These amounts are also included as compensation in the Summary Compensation Table.

(2)	Each participant in the deferred compensation plan, who remains employed on the last day of each plan year, is eligible to receive a combined employer matching contribution up to 6% of his or her compensation for the year. The match into the deferred compensation plan is calculated by taking up to 6% of the participant’s compensation, based on his or her deferrals, less the Company matching contributions actually made on behalf of each participant under the CHS 401(k) plan. The Company matches 33.34% of the first 6% deferred into the plans. These amounts are also included as compensation in the summary compensation table.

(3)	Investment earnings (loss) for 2008.

(4)	Plan balance as of December 31, 2008. Contributions made by named executive officers have been previously reflected in the Summary Compensation Table.

Potential Payments upon Termination or Change in Control.

The named executive officers would each receive payments upon termination from the Company which vary in amount depending on the reason for termination. Each named executive officer would also receive a specified payment in connection with a change in control of the Company. Below is a discussion of the estimated payments and/or benefits under four (4) events:

1. Voluntary or Involuntary for Cause, which includes resignation and involuntary termination for cause, including the Company’s termination of the named executive officer’s employment for reasons such as violation of certain Company policies or for performance related issues, but does not include retirement.

2. Retirement, as defined in the various plans and agreements.

3. Involuntary Termination, which includes a termination other than for cause, but does not include a termination related to a change in control of the Company.

4. Change in Control of the Company, as defined in the CIC Agreements previously described in the “Employment Contracts; Change in Control Severance Arrangements” section of the Compensation Discussion and Analysis.

General Assumptions

Set forth below is a description of payments and/or benefits that would be provided related to each termination event or change in control. Except as noted below, these amounts are the incremental or enhanced amounts that a named executive officer would receive that is in excess of those benefits that the Company would generally provide to other employees under the same circumstances. These amounts are estimates only and are based on the assumption that the terminating event or a change of control, as applicable, occurred on December 31, 2008. The closing price of the Company’s stock was $14.58 on that date.

Severance Benefits

The hypothetical benefit to be received by any named executive officer for a particular event should not be combined with any other event, as a named executive officer could be compensated, if at all, for only one event.

Voluntary, or Involuntary for Cause.  No severance amounts are payable in the event of voluntary termination or an involuntary termination for cause.

Retirement. No severance amounts are payable upon retirement.

Involuntary Termination.  Mr. Smith would receive $6,048,000, Mr. Cash would receive $3,054,400, and Messrs. Hussey, D. Miller, and Portacci would each receive $900,000.

Change in Control.    The named executive officers would receive the following payments: Mr. Smith, $9,454,320; Mr. Cash, $4,866,456; Mr. Hussey, $2,791,800; Mr. D. Miller, $2,700,000; and Mr. Portacci, $2,700,000.

Equity-Incentive Plan Awards

Each named executive officer has outstanding long-term incentive awards granted under the Company’s equity based plans. See the Grants of Plan-Based Awards and the Outstanding Equity Awards at Fiscal Year-End Tables above. In certain termination events or upon a change in control, there would be an acceleration of the vesting schedule of restricted stock and/or stock options.

Voluntary or Involuntary for Cause.  If a named executive officer voluntarily terminates his employment prior to being eligible for retirement, or the Company terminates his employment for cause, his unvested restricted stock and unvested stock options will be forfeited. In addition, any vested but unexercised stock options would be forfeited if not exercised within 90 days of the terminating event.

Retirement.  Upon retirement, unvested stock options would automatically become vested. The value of in-the-money unvested stock options is $0 for each of the named executive officers. All other unvested awards would be forfeited.

Involuntary Termination.  The value of in-the-money unvested stock options is $0 for each of the named executive officers. The value of unvested restricted stock that would become fully vested for each named executive officers is a follows: Mr. Smith, $4,665,615; Mr. Cash, $2,502,905; and Messrs. Hussey, D. Miller, and Portacci, $1,195,560.

Change in Control.  The value of in-the-money unvested stock options is $0 for each of the named executive officers. The value of unvested restricted stock that would become fully vested for each of the named executive officers is as follows: Mr. Smith, $4,665,615; Mr. Cash, $2,502,905; and Messrs. Hussey, D. Miller, and Portacci, $1,195,560.

Retirement Benefits

The amounts indicated below represent amounts payable if any, under the Supplemental Executive Retirement Plan under each described scenario.

Voluntary or Involuntary for Cause.  In the case of voluntary termination the following amounts represent the lump-sum value of payments to each of the named executive officers as follows: Mr. Smith, $17,049,451; Mr. Cash, $8,709,408; Mr. Hussey, $1,126,003; Mr. D. Miller, $1,886,739; and Mr. Portacci, $0. In the event of involuntary termination for cause, no pension benefits are payable.

Retirement.  The lump-sum value of payments to each of the named executive officers is as follows: Mr. Smith, $17,049,451; Mr. Cash, $8,709,408; Mr. Hussey, $1,126,003; Mr. D. Miller, $1,886,739; and Mr. Portacci, $0.

Involuntary Termination.  The lump-sum value of payments to each of the named executive officers is as follows: Mr. Smith, $17,049,451; Mr. Cash, $8,709,408; Mr. Hussey, $1,126,003; Mr. D. Miller, $1,886,739; and Mr. Portacci, $0.

Change in Control.  The lump-sum value of payments to each of the named executive officers is as follows: Mr. Smith, $18,777,649; Mr. Cash, $10,907,633; Mr. Hussey, $1,977,927; Mr. D. Miller, $2,846,131; and Mr. Portacci, $4,146,854.

Other Benefits

In the event of a change in control of the Company, the Company provides the continuation of certain health and welfare benefits with an estimated value of $14,000 for each of the named executive officers. Also, in the event of a change in control, the Company provides reimbursement of up to $25,000 for outplacement counseling and related benefits to each of the named executive officers.

Excise Tax Gross-Up

In the event of a change in control of the Company, the value of the “gross-up” payments to offset any excise tax imposed by Section 4999 of the IRC for each of the named executive officers is as follows: Mr. Smith $0; Mr. Cash, $0; Mr. Hussey, $1,555,538; Mr. D. Miller; $0; and Mr. Portacci, $2,540,500.

Equity Compensation Plan Information

The following table includes information in respect of our equity compensation plans (and any individual compensation arrangements under which our equity securities are authorized for issuance to employees or non-employees) as of December 31, 2008.

	Number of securities to		Weighted-average
	be issued upon		exercise	Available for future issuance under
	exercise		price of	equity compensation plans
	of outstanding		outstanding	(excluding securities
	options,		options,	reflected
	warrants and rights		warrants and rights	in column (1))
Plan Category	(a)		(b)	(c)

Equity compensation plans approved by security holders	8,764,084		$30.97	4,129,347	(1)
Equity compensation plans not approved by security holders	—		—	—

Total	8,764,084	(2)	$30.97	4,129,347	(1)

(1)	Represents shares of our common stock that may be issued pursuant to nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance units, performance shares, phantom stock awards and share awards under the 2000 Stock Option and Award Plan. The number of shares shown does not include activity subsequent to December 31, 2008 or the shares that are the subject of either Proposal 2 or Proposal 4 being submitted to stockholders at this Meeting. The number of shares available for future issuance under equity compensation plans following the grants on February 25, 2009 was 571,750.

(2)	Plan activity through December 31, 2008.

COMPENSATION COMMITTEE REPORT

The information contained in this Compensation Committee Report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

H. Mitchell Watson, Jr., Chair
John A. Clerico
Julia B. North

AUDIT AND COMPLIANCE COMMITTEE REPORT

The Audit and Compliance Committee of the Board of Directors of the Company is composed of three (3) directors each of whom is “independent” as defined by the listing standards of the New York Stock Exchange and Section 10A-3 of the Exchange Act. All of our Audit and Compliance Committee members meet the Securities and Exchange Commission definition of “financial committee audit expert.” The Audit and Compliance Committee operates under a written charter adopted by the Board of Directors, which is posted on our corporate website (www.chs.net) and which is reviewed by the Committee annually, in conjunction with the Committee’s annual self-evaluation. The Company’s management is responsible for its internal controls and the financial reporting process. Our independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and to issue its reports thereon. The Audit and Compliance Committee is responsible for, among other things, monitoring and overseeing these processes, and recommending to the Board of Directors: (i) the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K; and (ii) the selection of the independent registered public accounting firm to audit the consolidated financial statements of the Company.

In keeping with that responsibility, the Audit and Compliance Committee has reviewed and discussed the Company’s audited consolidated financial statements with management and with the independent registered public accounting firm, reviewed internal controls and accounting procedures and provided oversight review of the Company’s corporate compliance program. In addition, the Audit and Compliance Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, “The Auditors Communication with Those Charged with Governance.”

The Audit and Compliance Committee discussed with the Company’s internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit and Compliance Committee met with the internal auditors and the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit and Compliance Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and has discussed with the independent registered public accounting firm its independence and reviewed the amount of fees paid to the independent registered accounting firm for audit and non-audit services.

Based on the Audit and Compliance Committee’s discussions with management and the independent registered public accounting firm and the Audit and Compliance Committee’s review of the representations of management and the materials it received from the independent registered public accounting firm as described above, the Audit and Compliance Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

This report is respectfully submitted by the Audit and Compliance Committee of the Board of Directors.

The Audit and compliance Committee

John A. Clerico, Chair
John A. Fry
H. Mitchell Watson, Jr.

MISCELLANEOUS

As of the date of this Proxy Statement, the Board has not received notice of, and does not intend to propose, any other matters for stockholder action. However, if any other matters are properly brought before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented by the proxy in accordance with their best judgment.

By Order of the Board of Directors,

Rachel A. Seifert
Senior Vice President, Secretary and General Counsel

Franklin, Tennessee
April 10, 2009

Annex A

Community Health Systems, Inc.

2000 STOCK OPTION AND AWARD PLAN
(As Amended and Restated February 25, 2003, February 23, 2005,
March 30, 2007 and March 24, 2009)

1.  Purpose.

The purpose of this Plan is to strengthen Community Health Systems, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by providing an incentive to its and their employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s and its Subsidiaries’ business enterprises. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Units, Performance Shares, Share Awards, Restricted Stock and Restricted Stock Units (as each term is herein defined).

2.  Definitions.

For purposes of the Plan:

2.1 “2009 Stock Option and Award Plan” means the Community Health Systems, Inc. 2009 Stock Option and Award Plan.

2.2 “Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

2.3 “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.4 “Award” means a grant of Restricted Stock, Restricted Stock Units, a Stock Appreciation Right, a Performance Award, a Share Award or any or all of them.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means, except as otherwise set forth herein,

(a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Cause”, the term “Cause” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

(b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses); provided, however, that following a Change in Control clause (i) of this Section 2.6(b) shall not constitute “Cause.”

2.7 “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8 A “Change in Control” shall mean the occurrence of any of the following:

(a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b) The individuals who, as of March 24, 2009, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as hereinafter defined), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of the actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(c) The consummation of:

(i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where:

(A) the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

If an Eligible Individual’s employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

2.9 “Code” means the Internal Revenue Code of 1986, as amended.

2.10 “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.11 “Company” means Community Health Systems, Inc.

2.12 “Director” means a director of the Company.

2.13 “Disability” means:

(a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

(b) in the case of an Optionee or Grantee to whom Section 2.12(a) does not apply and who participates in the Company’s long-term disability plan, if any, the term “Disability” as used in such plan; or

(c) in all other cases, a physical or mental infirmity which impairs the Optionee’s or Grantee’s ability to perform substantially his or her duties for a period of ninety-one (91) consecutive days.

2.14 “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.15 “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

2.16 “Eligible Individual” means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing sales prices of the Shares as reported by The Nasdaq Stock Market at the close of the primary trading session on such dates and, in either case, if the Shares were not traded on such date, on the next preceding day on which the Shares were traded. In the event that Fair Market Value cannot be determined in a manner described above, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

2.19 “Grantee” means a person to whom an Award has been granted under the Plan.

2.20 “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.21 “Non-employee Director” means a director of the Company who is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.22 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.23 “Option” means a Nonqualified Stock Option, an Incentive Stock Option or either or both of them.

2.24 “Optionee” means a person to whom an Option has been granted under the Plan.

2.25 “Outside Director” means a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.26 “Parent” means any corporation which is a parent corporation within the meaning of Section 424(e) of the Code with respect to the Company.

2.27 “Performance Awards” means Performance Units, Performance Shares or either or both of them.

2.28 “Performance-Based Compensation” means any Option or Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.29 “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.30 “Performance Objectives” has the meaning set forth in Section 9.

2.31 “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 9.

2.32 “Performance Units” means performance units granted to an Eligible Individual under Section 9.

2.33 “Plan” means Community Health Systems, Inc. 2000 Stock Option and Award Plan, as amended and restated from time to time.

2.34 “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.35 “Restricted Stock Unit” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.

2.36 “Share Award” means an Award of Shares granted pursuant to Section 10.

2.37 “Shares” means shares of the Common Stock of the Company, par value $.01 per share, and any other securities into which such shares are changed or for which such shares are exchanged.

2.38 “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

2.39 “Subsidiary” means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns fifty percent (50%) or more of the outstanding equity or other ownership interests.

2.40 “Successor Corporation” means a corporation, or a Parent or Subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.41 “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

3.  Administration.

3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; provided, however, that (A) with respect to any Option or Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Non-employee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors, each of whom shall be an Outside Director. For purposes of the preceding sentence, if any member of the Committee is neither a Non-employee Director nor an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted, prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom Awards shall be granted under the Plan, determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Options and Awards granted hereunder, establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the

Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

(d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(f) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

3.4 The Committee may delegate to one or more officers of the Company the authority to grant Options or Awards to Eligible Individuals (other than to himself or herself) and/or determine the number of Shares subject to each Option or Award (by resolution that specifies the total number of Shares subject to the Options or Awards that may be awarded by the officer and the terms of any such Options or Awards, including the exercise price), provided that such delegation is made in accordance with the Delaware General Corporation Law and with respect to Options and Awards that are not intended to qualify as Performance-Based Compensation.

4.  Stock Subject to the Plan; Grant Limitations.

4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 25,862,791 (17,062,791 subject to the prior amendment and restatement and 5,800,000 additional shares authorized pursuant to the amendment and restatement dated March 30, 2007 and 3,000,000 authorized pursuant to the amendment dated March 24, 2009); provided, however, that, (i) when aggregated with Options and Awards granted under the 2009 Stock Option and Award Plan in any calendar year, no Eligible Individual may be granted Options or Awards in the aggregate in respect of more than 1,000,000 Shares, and (ii) in no event shall more than an aggregate of 30,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

(a) In connection with the granting of an Option or an Award, the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

(b) Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of Exercise Gain Shares issued upon settlement of the Stock Appreciation Right.

(c) Notwithstanding the foregoing, Awards granted in the form of Restricted Stock (including Restricted Stock Units), Performance Awards (including Shares issued in respect to Performance Awards), and other Awards that are granted (i) after March 30, 2007 and before March 24, 2009 as “full value awards” shall reduce the number of shares that may be the subject to Options and Awards under the Plan by 2.24 Shares for each Share subject to such an Award; and (ii) after March 24, 2009 as “full value awards” shall reduce the number of shares that may be the subject to Options and Awards under the Plan by 1.52 Shares for each Share subject to such an Award.

4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, forfeited, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder. With regard to Awards referred to in Section 4.2(c), for each Share subject to an Award that is cancelled, forfeited, settled in cash or other otherwise terminated as provided in the foregoing sentence, 2.24 Shares or 1.52 Shares, as the case may be, may again be the subject of Options or Awards under the Plan.

5.  Option Grants for Eligible Individuals.

5.1 Authority of Committee.  Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

5.2 Exercise Price.  The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Nonqualified Stock Option and each Incentive Stock Option shall not be less than one-hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted one-hundred ten percent (110%) in the case of an Incentive Stock Option granted to a Ten-Percent (10%) Stockholder).

5.3 Maximum Duration.  Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent (10%) Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee’s death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting.  Subject to Section 5.10, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5 Deferred Delivery of Option Shares.  The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

5.6 Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

5.7 Non-Transferability.  No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option), at the time of grant or thereafter, that the Option may be transferred to members of the Optionee’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

5.8 Method of Exercise.  The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee following a hardship distribution to the Optionee to the extent such exercise is prohibited under the Community Health Systems, Inc. 401(k) Plan or Treasury Regulation § 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

5.9 Rights of Optionees.  No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

5.10 Effect of Change in Control.  In the event of a Change in Control, each Option held by the Optionee as of the date of the Change in Control shall become immediately and fully exercisable and shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the Change in Control or (y) the expiration of the stated term of the Option. In addition, the Agreement evidencing the grant of an Option may provide for any other treatment of the Option in the event of a Change in Control.

6.	[intentionally omitted].

7.  Stock Appreciation Rights.

The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

7.1 Time of Grant.  A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

7.2 Stock Appreciation Right Related to an Option.

(a) Exercise.  A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement. In no event shall a Stock Appreciation Right related to an Option have a term of greater than ten (10) years; provided, however, that the Committee may provide that a Stock Appreciation Right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted.

(b) Amount Payable.  Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise.  Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

7.3 Stock Appreciation Right Unrelated to an Option.  The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that the Committee may provide that a Stock Appreciation Right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

7.4 Non-Transferability.  No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

7.5 Method of Exercise.  Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

7.6 Form of Payment.  Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

7.7 Effect of Change in Control.  In the event of a Change in Control, each Stock Appreciation Right held by the Grantee shall become immediately and fully exercisable and shall, notwithstanding any shorter period set forth in the Agreement evidencing the Stock Appreciation Right, remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the Change in Control or (y) the expiration of the stated term of the Stock Appreciation Right. In addition, the Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option may provide for any other treatment of such Stock Appreciation Right in the event of a Change in Control.

8.  Restricted Stock and Restricted Stock Units

8.1 Restricted Stock.  The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1.

(a) Rights of Grantee.  Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-Transferability.  Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c) Lapse of Restrictions.

(1) Generally.  Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

(2) Effect of Change in Control.  The Committee may determine at the time of the grant of an Award of Restricted Stock the extent to which the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

(d) Treatment of Dividends.  At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

(e) Delivery of Shares.  Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

8.2 Restricted Stock Units.  The Committee may grant to Eligible Individuals Awards of Restricted Stock Units, which shall be evidenced by an Agreement. Each such Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2.

(a) Payment of Awards.  Each Restricted Stock Unit shall represent the right of a Grantee to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee equal to the Fair Market Value of a Share as of the date the Restricted Stock Unit was granted, the vesting date or such other date as determined by the Committee at the time the Restricted Stock Unit was granted. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. The Committee may provide for the settlement of Restricted Stock Units in cash or with Shares having a Fair Market Value equal to the payment to which the Grantee has become entitled.

(b) Effect of Change in Control.  The effect of a Change in Control on an Award of Restricted Stock Units shall be set forth in the applicable Agreement.

9.  Performance Awards.

9.1 Performance Units.  The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Contingent upon the attainment of specified Performance Objectives within the Performance Cycle, Performance Units represent the right to receive payment as provided in Section 9.1(b) of (i) the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee or (ii) a percentage (which may be more than one-hundred percent (100%)) of the amount described in clause (i) depending on the level of Performance Objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(a) Vesting and Forfeiture.  Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

(b) Payment of Awards.  Subject to Section 9.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2 Performance Shares.  The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the

Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

(a) Rights of Grantee.  The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-Transferability.  Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.2(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c) Lapse of Restrictions.  Subject to Sections 9.3(c) and 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

(d) Treatment of Dividends.  At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(e) Delivery of Shares.  Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9.3 Performance Objectives.

(a) Establishment.  Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) net revenue, (iii) adjusted EBITDA, (iv) Share price, (v) pre-tax profits, (vi) net earnings, (vii) return on equity or assets, or (viii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any

combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

(b) Effect of Certain Events.  At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

(c) Determination of Performance.  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

9.4 Effect of Change in Control.  The Agreements evidencing Performance Shares and Performance Units may provide for the treatment of such Awards (or portions thereof) in the event of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

9.5 Non-Transferability.  Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

10. Share Awards.  The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

11.  Effect of a Termination of Employment.

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

12.  Adjustment Upon Changes in Capitalization.

(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefore, if applicable, and (iii) the Performance Objectives.

(b) Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code or (b) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation. In addition, (a) no adjustment to any Option or Award that is not subject to Section 409A of the Code shall be made in a manner that would subject the Option or Award to Section 409A of the Code and (b) any adjustment to an Option or Award that is subject to

Section 409A of the Code shall be made only in a manner and to the extent permitted by Section 409A of the Code.

(c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

13.  Effect of Certain Transactions.

Subject to Sections 5.10, 7.7, 8.4(b) and 9.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 13 shall be conclusively presumed to be appropriate for purposes of Section 12.

14.  Interpretation.

Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

(a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

(b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

(c) To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) of the Code, that Plan provision shall cease to apply.

15.  Termination and Amendment of the Plan or Modification of Options and Awards.

15.1 Plan Amendment or Termination.  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the written consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

15.2 Modification of Options and Awards.  No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the written consent of the Optionee or Grantee, as the case may be.

15.3 No Repricing of Options or Stock Appreciation Rights.  The Committee shall have no authority to make any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s stockholders shall have approved such adjustment or amendment.

16.  Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17.  Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

18. Regulations and Other Approvals; Governing Law.

18.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

18.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

18.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

18.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or

Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

18.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

18.6 Compliance With Section 409A.  All Options and Awards granted under the plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Option or Award granted hereunder in any manner, or take any other action, that it determines, in its sole discretion, is necessary, appropriate or advisable to cause the Plan or any Option or Award granted hereunder to comply with Section 409A and any guidance issued thereunder. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.

19.  Miscellaneous.

19.1 Multiple Agreements.  The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

19.2 Beneficiary Designation.  Each Participant may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Option or Award granted under the Plan in the event of the Participant’s death before he or she receives any or all of such benefit or exercises such Option. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death and rights to be exercised following the Participant’s death shall be paid to or exercised by the Participant’s estate.

19.3  Withholding of Taxes.

(a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a “Taxable Event”), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in an Agreement evidencing an Option or Award at the time of grant or thereafter that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares issuable to him or her pursuant to the Option or Award having an aggregate Fair Market Value equal to the

Withholding Taxes. In the event Shares are withheld by the Company to satisfy any obligation to pay Withholding Taxes, such Shares shall be retired and cancelled and shall not thereafter be available to grant an Option or Award with respect thereto.

(b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

19.4 Effective Date.  The effective date of this Plan shall be March 24, 2009, the Board, subject only to the approval by the holders of a majority of the securities of the Company entitled to vote thereon, in accordance with the applicable laws, within twelve (12) months of the adoption of the Plan by the Board.

Annex B

COMMUNITY HEALTH SYSTEMS, INC.

2004 EMPLOYEE PERFORMANCE INCENTIVE PLAN
(AS AMENDED AND RESTATED AS OF MARCH 24, 2009)

MARCH 24, 2009

B-i

COMMUNITY HEALTH SYSTEMS, INC.

2004 EMPLOYEE PERFORMANCE INCENTIVE PLAN
(AS AMENDED AND RESTATED AS OF MARCH 24, 2009)

ARTICLE I

PURPOSE

The purpose of the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan (As Amended and Restated as of March 24, 2009) (the “Plan”) is to promote the interests of Community Health Systems, Inc., (the “Company”) and its stockholders by providing additional compensation as incentive to certain employees of the Company or its subsidiaries and affiliates who contribute materially to the success of the Company. This Plan is an amendment and restatement of the Community Health Systems, Inc. 2004 Employee Performance Incentive Plan established by the Company on January 1, 2004. The Company intends that the Plan provide in part “qualified performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”).

ARTICLE II

DEFINITIONS

The following terms when used in the Plan shall, for the purposes of the Plan, have the following meanings:

2.1 “Award” shall mean bonus incentive compensation paid in cash.

2.2 “Beneficiary” means the person, persons or estate entitled to receive payment under the Plan following a Participant’s death.

2.3 “Board” shall mean the Board of Directors of Community Health Systems, Inc.

2.4 “Cause” shall mean the Participant’s (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company which transaction is adverse to the interests of the Company and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

2.5 “Code” shall have the meaning set forth in Article I.

2.6 “Committee” shall have the meaning set forth in Section 3.3.

2.7 “Company” shall have the meaning set forth in Article I.

2.8 “Covered Employee” shall mean for any Fiscal Year, an employee who (i) as of the beginning of the Fiscal Year is an officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, and (ii) is designated by the Committee on or prior to the last day of the 90-day period commencing on the first day of the Fiscal Year (or, in the case of a Mid-Year Participant, designated by the Committee prior to commencing his or her participation in the Plan), as a Participant whose Award is intended to constitute Performance-Based Compensation. If the Committee does not make the designation in clause (ii) for a Fiscal Year, all employees described in clause (i) shall be deemed to be Covered Employees for purposes of this Plan.

2.9 “Deferred Bonus Award” shall mean any Award whose payment has been designated by the Plan Administrator or Committee to be deferred as set forth in Section 5.2.

2.10 “Fiscal Year” shall mean the Company’s accounting year of twelve (12) months commencing on January 1st of each year and ending the following December 31st.

2.11 “Mid-Year Participant” shall mean any Participant in the Plan who does not commence participation on the first day of the Fiscal Year.

2.12 “Operating Unit” shall mean any hospital or group of hospitals, clinic or group of clinics, medical office building or group of medical office buildings, nursing facility or group of nursing facilities, any other operating unit designated by the Plan Administrator or the Committee (as applicable) or any combination of any of the foregoing.

2.13 “Outside Director” shall mean a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code.

2.14 “Participant” shall mean an employee (other than a Covered Employee) of the Company as may be designated by the President and Chief Executive Officer and the Chief Financial Officer of Community Health Systems, Inc. to participate in the Plan with respect to each Fiscal Year.

2.15 “Participation Period” shall mean the period of time during which an individual is actually a Participant in the Plan for any Fiscal Year.

2.16 “Performance-Based Compensation” shall mean any Award that is intended to constitute “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.17 “Performance Objective” shall mean one or more performance goals based on the criteria described in Section 4.4 and established as described herein with respect to an individual Participant for the Fiscal Year.

2.18 “Plan” shall have the meaning set forth in Article I.

2.19 “Plan Administrator” shall have the meaning set forth in Section 3.2.

2.20 “Pro-Rata Award” shall have the meaning set forth in Section 5.8.

2.21 “Qualifying Termination” shall mean the termination of the Participant’s employment due to death, disability, termination without Cause, and if such Participant is a party to a change in control agreement with the Company, a termination by the Participant for “good reason” as such term is defined in the Participant’s change in control agreement.

2.22 “Regulations” shall have the meaning set forth in Section 3.4.

2.23 “Section 409A” shall mean Section 409A of the Code and the applicable regulations and guidance promulgated thereunder.

ARTICLE III

ADMINISTRATION

3.1 Remuneration payable under the Plan is intended to constitute Performance-Based Compensation for those Participants who are Covered Employees under the Plan, and the Plan shall be construed and administered in accordance with such intention. The Committee shall be authorized to exercise discretion under this Plan in respect of a Covered Employee only to the extent that such exercise will not cause an Award held by a Covered Employee to fail to constitute Performance-Based Compensation.

3.2 The Plan shall be administered, under the supervision of the Board, by the Chief Executive Officer and the Chief Financial Officer of Community Health Systems, Inc. (collectively, the “Plan Administrator”), except as otherwise provided herein.

3.3 Notwithstanding Section 3.2, for Participants who are Covered Employees, the Plan shall be administered by the Compensation Committee of the Board of Directors of the Company (the “Committee”). The Committee shall consist of not fewer than two (2) members of the Board each of whom is an Outside Director.

3.4 The Plan Administrator (or, with respect to any Covered Employee, the Committee) may, from time to time, (i) adopt rules and regulations (“Regulations”) for carrying out the provisions and purposes of the Plan and make such determinations, not inconsistent with the terms of the Plan, as the Plan Administrator (or the Committee, if applicable) shall deem appropriate, and (ii) alter, amend or revoke any Regulation so adopted.

3.5 The interpretation and construction of any provision of the Plan by the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall be final and conclusive.

3.6 No member of the Board, including members of the Committee, nor the President and Chief Executive Officer or the Chief Financial Officer of Community Health Systems, Inc., shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder or for any action, failure to act, determination or interpretation made by another member, officer, agent or employee of the Board, the Committee or the Company in administering this Plan. The Company hereby agrees to indemnify each member of the Board, including members of the Committee, and the President and Chief Executive Officer and the Chief Financial Officer of Community Health Systems, Inc., for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising by reason of an event(s) described in the immediately preceding sentence.

ARTICLE IV

PERFORMANCE INCENTIVE AWARDS

4.1 For each Fiscal Year of the Company, the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall determine the following:

(a) The employees who will participate in the Plan for such Fiscal Year;

(b) The basis(es) for determining the amount of the Awards to such Participants;

(c) The Performance Objectives applicable to an Award; and

(d) Whether the Award will be a Deferred Bonus Award.

With respect to Participants who are not Covered Employees, the basis(es) for determining the amount of the Awards shall be dependent upon the attainment by the Company of specified Performance Objectives, as further described in Section 4.4. With respect to Participants who are Covered Employees, the basis(es) for determining the amount of the Awards is set forth in Section 4.2. The Plan Administrator (or, with respect to any Covered Employee, the Committee) shall decide at the time of the grant of an Award whether the Award will be a Deferred Bonus Award subject to the provisions set forth in Section 5.2.

Participants may be granted more than one Award in respect of any Fiscal Year, which Awards may be subject to the attainment of different Performance Objectives or may be subject to different payment criteria (e.g., a Deferred Bonus Award may be granted in addition to an Award that is not a Deferred Bonus Award and may be subject to the same or different Performance Objectives).

4.2 For each Participant who is a Covered Employee, the Committee shall establish in writing one or more objectively determinable Performance Objectives based on the criteria described in Section 4.4 of the Plan no later than the last day of the 90-day period commencing on the first day of the Fiscal Year, and at a time when the achievement of such Performance Objective (or Objectives) is substantially uncertain. Notwithstanding anything in this Section 4.2 to the contrary, with respect to any Mid-Year Participant who is a Covered Employee, in no event shall Performance Objectives be established after the earlier of (a) the expiration of the 90-day period immediately following commencement of the applicable performance period and (b) the date on which twenty-five percent (25%) of the applicable performance period has elapsed.

In establishing objectively determinable Performance Objectives, the Committee shall also state, in terms of an objective formula or standard, the method for computing the amount of the Award payable to the Covered Employee if a Performance Objective(s) is attained. In addition, the formula or standard shall specify the individual Covered Employee or class of Covered Employees to which it applies. No Award shall be paid to a Covered Employee unless the Committee determines and certifies in writing, prior to the payment of such Award, that the Performance Objectives applicable to that Participant have been achieved.

4.3 For any Participant who is not a Covered Employee, Performance Objectives, whether quantitative or qualitative, may be established. The Plan Administrator shall establish the specific targets for the selected measures.

4.4 Performance criteria for Awards under the Plan shall be one or more Performance Objectives relating to the following categories, and any such categories maybe further limited to performance derived from “continuing operations”:

(1) Financial Performance Criteria:

a. Net Revenue.  This target is based upon the Company’s or any Operating Unit’s consolidated net revenue budget.

b. Earnings Per Share.  This target is based upon the Company’s reported earnings per share on a fully diluted basis.

c. Adjusted EBITDA.  This target is based upon the Company’s or any Operating Unit’s consolidated budgeted adjusted earnings before interest, income tax, depreciation and amortization (and any other adjustments used by the Company).

d. EBITDA Margin.  To achieve this goal the actual adjusted EBITDA margin percentage must equal or exceed the budgeted adjusted EBITDA margin percentages, and this goal may be established for the Company or any Operating Unit.

e. EBITDA Margin Improvement.  To achieve this goal the actual EBITDA margin percentage must improve over the comparable period by or in excess of the target improvement amount, and this goal may be established for the Company or any Operating Unit.

f. Bad Debt Expense.  The corporate consolidated target is determined by dividing the year-to-date bad debt expense by the year-to-date net patient revenue. For any Operating Unit, the target is calculated by dividing the year-to-date bad debt expense by the year-to-date sum of net patient revenue.

g. Cash Flows from Operating Activities.  This target is based upon the Company’s or any Operating Unit’s cash flow from operating activities.

h. Cash Receipts Target.  Each month’s performance is determined by comparing total cash receipts received by each of the Company’s affiliated hospitals (or by the Company for that hospital) to the prior month’s net revenue less bad debt. For each Fiscal Year, the annual performance will be determined by adding each month’s calculation together and calculating a 12-month total achievement. Division and corporate level performance may be determined by aggregating hospitals’ performance.

i. Uncompensated Care Expense.  This target is based upon the Company’s or any Operating Unit’s expense for (i) doubtful accounts, (ii) charity accounts, and (iii) self-pay and administrative discounts. This target is calculated by dividing uncompensated care expense by net revenue plus uncompensated care.

j. Days Net Revenue in Net Patient Accounts Receivable.  This target may be established at the Company level or for any Operating Unit and is calculated using all patient-related accounts receivable (as shown in the Balance Sheet (Summary Code B-77, excluding all year-end settlement accounts)) net of the allowance for bad debts and net revenue from the most recent three months.

The actual calculation is based upon dividing the net accounts receivable balance by the last three months average daily net revenue. The measurement will be either on an end of period or an average calculation.

(2) Qualitative Performance Criteria:

a. Key Operating and Financial Statistics.  This target is based upon budgeted statistics and other financial statistics for admissions, adjusted admissions, census, surgeries, emergency room visits, patient visits, and/or outpatient procedures, and may be established at the Company level or for any Operating Unit.

b. Case/Resource Management Program.  Targets for this program are measured based upon the program achieving the length of stay, cost reduction per adjusted admission and other designated metrics related to costs or reimbursement qualification.

c. Productivity Management.  To achieve this goal the payroll for the Company or any Operating Unit for a defined set of services must be at or below the budgeted payroll target for such services as a percent of net revenue.

d. Quality Indicators/Clinical Compliance.  Quality indicators and clinical compliance will be determined by meeting predetermined targets at the Company or Operating Unit level for measurable and reportable statistics, as developed from time to time, including: (i) HCAHPS patient survey results, (ii) physician satisfaction results, (iii) joint commission survey results, (iv) core measures, (v) employee turnover, and (vi) employee satisfaction. Targets may include measurements based on a fixed goal or improvement over a prior period.

e. Operating Expenses Per Equivalent Patient Day.  This target may be established at the Company level or for any Operating Unit and is determined by dividing operating expenses by the number of equivalent patient days.

i. Operating expenses are all income statement expenses excluding rent, depreciation, amortization, management fee expense and interest expense.

ii. Equivalent patient days is a method of adjusting the number of patient days to compensate for outpatient service rendered.

f. Physician Recruitment.  To achieve this goal, a Participant must meet established physician recruitment targets.

g. Capital Expenditures.  To achieve this goal, a Participant must maintain capital expenditures within the established capital budget.

h. Exceeding Industry Performance.  To achieve this goal, the Company must achieve better than industry average performance in volume, revenue and earnings growth.

i. Discretionary.  An amount equal to a specified percentage of each Participant’s salary or a lump sum amount may be awarded based upon other objective or subjective criteria that recognize accomplishments of a Participant (other than a Covered Employee) during the year. Focus will be on quality, service, regulatory compliance, and accomplishment of specific unique projects, among other items.

Performance Objectives may be set at a specific level or may be expressed as relative to prior performance or to the performance of one or more other entities or external indices and may be expressed in terms of a progression within a specified range. The Plan Administrator or, in the case of a Covered Employee the Committee, may at the time Performance Objectives are determined for a Fiscal Year, or at any time prior to the final determination of Awards in respect of that Fiscal Year to the extent permitted under Section 162(m) of the Code without adversely affecting the treatment of the Award as Performance-Based Compensation, provide for the manner in which performance will be measured against the Performance Objectives (or to the extent permitted under Section 162(m) of the Code without adversely affecting the treatment of an Award as

Performance-Based Compensation, may adjust the Performance Objectives) to reflect the impact of (i) any stock dividend or split, recapitalization, combination or exchange of shares or other similar changes in the Company’s stock, (ii) specified corporate transactions, (iii) special charges, (iv) accounting or tax law changes, (v) changes in government reimbursement policies, and (vi) other extraordinary or nonrecurring events.

Where applicable, for purposes of making any determinations in respect of any Performance Objective, performance will generally be determined in accordance with generally accepted accounting principles, consistently applied.

4.5 Subject to Section 3.1, at any time after the commencement of a Fiscal Year for which Performance Objectives have been determined, but prior to the close thereof, the Plan Administrator may, in its discretion, add Participants, decrease targets, or increase or add to an Award(s).

ARTICLE V

PAYMENT OF PERFORMANCE INCENTIVE AWARDS

5.1 Payment of Awards.   Subject to Section 5.2 and such forfeitures of Awards and other conditions as are provided in the Plan, the Awards made to Participants shall be paid as follows:

As soon as practicable after the end of the Fiscal Year, the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall determine the extent to which Awards have been earned on the basis of the actual performance in relation to the Performance Objectives as established for that Fiscal Year. Once determined, an Award shall be paid to a Participant only to the extent that the Participant met the targets for his or her Award as set forth in his or her Award. Notwithstanding the foregoing, a lump sum discretionary Award may be paid to a Participant who is not a Covered Employee at any time during the Fiscal Year. No Awards shall be paid to a Covered Employee unless and until the Committee has certified in writing that the Performance Objectives established with respect to the Covered Employee have been achieved. Subject to the foregoing, Awards or Pro-Rata Awards shall be paid at such time or times as are determined by the Plan Administrator or Committee; provided that, in no event shall the payment of any Awards or Pro-Rata Awards under the terms of the Plan be made to a Participant or Beneficiary later than 2 1/2 months following the end of the Fiscal Year for which such Award or Pro-Rata Award has been determined.

5.2 Payment of Deferred Bonus Awards.  Subject to such other conditions as are provided in the Plan, the Deferred Bonus Awards shall be paid as follows:

(a) As soon as practicable after the end of the Fiscal Year, the Plan Administrator (or, with respect to any Covered Employee, the Committee) shall determine the extent to which Awards designated as Deferred Bonus Awards have been earned on the basis of the actual performance in relation to the Performance Objective as established for that Fiscal Year. Once determined, a Deferred Bonus Award shall be paid to a Participant only to the extent that the Participant met the targets for his or her Deferred Bonus Award as set forth in his or her Deferred Bonus Award. No Deferred Bonus Awards shall be paid to a Covered Employee unless and until the Committee has certified in writing that the Performance Objectives established with respect to the Covered Employee have been achieved. Subject to the foregoing, Deferred Bonus Awards shall be paid on such date or dates following the Fiscal Year in which such Deferred Bonus Award had been determined and shall be subject to such continued employment requirements as the Plan Administrator or, in the case of a Covered Employee, the Committee shall determine at the time the Deferred Bonus Award is granted.

(b) Notwithstanding the foregoing, (i) if a Pro-Rata Deferred Bonus Award becomes payable pursuant to Section 5.8 hereof, then such Pro-Rata Deferred Bonus Award shall be paid to the Participant or Beneficiary no later than 2 1/2 months following the end of the Fiscal Year for which such Deferred Bonus Award has been determined and (ii) if a Qualifying Termination occurs after the end of the Fiscal Year in respect of which a Deferred Bonus Award is earned, the Deferred Bonus Award shall be paid to the Participant or Beneficiary within 30 days after the later of (x) the date of such termination or (y) the date that the amount of the Deferred Bonus Award is determined pursuant to Section 5.2(a).

(c) Deferred Bonus Awards are intended to be “short term deferrals” as defined in Section 409A and thus not subject to Section 409A. However, if the short term deferral exemption under Section 409A is unavailable, the Deferred Bonus Awards shall be granted and administered in a manner that complies with Section 409A. Payment of any Deferred Bonus Award shall be made only on a fixed date or dates or upon the occurrence of specified events permitted under Section 409A all of which shall be established at the time the Award is granted. Payment of Deferred Bonus Awards may not be further deferred beyond the payment date or dates specified in the Award at the time it is granted and may not be accelerated except as may be permitted under Section 409A. If a Participant or Covered Employee is a “specified employee” for purposes of Section 409A, the payment upon a termination of employment of any Deferred Bonus Award which is subject to Section 409A shall not be paid until one day after the date which is six (6) months from the date of termination.

5.3 The maximum amount that any individual Participant may receive relating to Awards made in respect of the performance in any Fiscal Year may not exceed ten million dollars ($10,000,000).

5.4 There shall be deducted from all payments of Awards any taxes required to be withheld by any government entity and paid over to any such government entity in respect of any such payment. Unless otherwise elected by the Participant, such deductions shall be at the established withholding tax rate. Participants may elect to have the deduction of taxes cover the amount of any applicable tax (the amount of withholding tax plus the incremental amount determined on the basis of the highest marginal tax rate applicable to such Participant).

5.5 Subject to Section 4.2 of the Plan, any individual other than a Covered Employee who becomes a Participant in the Plan due to employment, transfer or promotion during a Fiscal Year shall be eligible to receive a partial Award based upon the Participant’s base salary for the Participant’s Participation Period and his or her level of achievement in relation to Performance Objectives for the entire Fiscal Year or such shorter period established by the Plan Administrator or Committee. In no event, however, shall partial Awards be made to any Participant with a Participation Period in respect of any Fiscal Year of less than three months, except for discretionary awards under Section 4.4(2)(k).

5.6 With respect to any Participant who is not a Covered Employee, Awards may be adjusted for partial year responsibility, multiple facility responsibility and reassignments of a duration of at least three consecutive months.

5.7 Except as provided in Section 5.8, no Award shall be paid to a Participant who is not employed by the Company on the date that his or her Award payment is due under the Plan.

5.8 If a Participant’s employment is terminated in a Qualifying Termination prior to the payment of an Award (including a Deferred Bonus Award), the Participant shall receive an Award (including a Deferred Bonus Award, if applicable) based upon his or her level of achievement in relation to Performance Objectives for the entire Fiscal Year multiplied by a fraction, the numerator of which is the number of days in the Participation Period and the denominator of which is 365 (a “Pro-Rata Award”). If such termination occurs after the end of the applicable Fiscal Year but before the payment of the Award, such fraction shall be one (1). With respect to Covered Employees, no Pro-Rata Award shall be paid unless and until the applicable Performance Objective(s) has been attained and the Committee has certified such attainment. Pro-Rata Awards (including Deferred Bonus Awards) payable pursuant to this Section 5.8 shall be paid in accordance with Sections 5.1 and 5.2, as applicable. Notwithstanding the foregoing, if a Participant is a party to an agreement or is a participant in any other plan that provides for a pro-rata payment of any Award under this Plan, the application of this Section 5.8 shall not result in a duplication of payment to the Participant under circumstances in which an Award is payable pursuant to this Section 5.8.

5.9 Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator, or in the case of a Covered Employee, the Committee, in its sole discretion may reduce any Award whose Performance

Objectives are based on one or more of the “qualitative performance criteria” listed in Section 4.4(2) for any Participant to any amount, including zero, prior to the payment of such Award.

5.10 Payment of each Award to a Participant shall be subject to the following provisions and conditions:

(a) No Participant shall have any right or interest, whether vested or otherwise, in the Plan or in any Award thereunder, contingent or otherwise, unless and until all of the terms, conditions and provisions of the Plan and the Regulations that affect such Participant have been satisfied. Nothing contained in the Plan or in the Regulations shall require the Company to segregate cash or other property for purposes of payment of Awards under the Plan. Neither the adoption of the Plan nor its operation shall in any way affect the rights and power of the Company to dismiss and/or discharge any employee at any time.

(b) No rights under the Plan, contingent or otherwise, shall be assignable or subject to any encumbrance, pledge or charge of any nature.

ARTICLE VI

MISCELLANEOUS

6.1 By accepting any benefits under the Plan, each Participant shall be conclusively deemed to have indicated acceptance and ratification of, and consent to, any action taken or decision made under the Plan by the Company, the Board, the Plan Administrator, the Committee or any other committee appointed by the Board.

6.2 Any action taken or decision made by the Company, the Board, the Plan Administrator, the Committee, or any other committee appointed by the Board in the exercise of this power shall be final, binding and conclusive upon the Company, the Participants, and all other persons having any interest therein.

6.3 The Board, the Plan Administrator, the Committee, or any other committee appointed by the Board may rely upon any information supplied to them by any officer of the Company and may rely upon the advice of counsel in connection with the administration of the Plan and shall be fully protected in relying upon such information or advice.

6.4 The Board may alter, amend, suspend or terminate the Plan; provided, however, that, except as permitted by the Plan, no such alteration, amendment, suspension or termination shall impair or adversely alter any Awards theretofore granted under the Plan, except with the consent of the respective Participant; and provided further, however, that, to the extent necessary under any applicable law, no such alteration, amendment, suspension or termination shall be effective unless approved by the shareholders of the Company in accordance with applicable law or regulation.

6.5 As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) Give any person any right to participate in the Plan other than at the sole discretion of the Plan Administrator or Committee, as applicable;

(b) Give any person any rights whatsoever with respect to an Award except as specifically provided in this Plan;

(c) Limit in any way the right of the Company to terminate the employment of any person at any time; or

(d) Be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

6.6 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

6.7 This Amended and Restated Plan will be effective for all Fiscal Years beginning with 2009 by action of the Board of Directors conditioned on and subject to approval of the Plan by a vote of the holders of a majority of the securities of the Company present in person or by proxy at a duly held stockholders meeting at which a quorum representing a majority of all outstanding voting stock is present. The Committee is authorized to make no Awards to Covered Employees in respect of the 2014 Fiscal Year or any later Fiscal Year if the Plan has not been reapproved by the Company’s stockholders at its first meeting of stockholders during 2014, if such approval is necessary for such Awards to constitute Performance-Based Compensation.

Annex C

Community Health Systems, Inc.

2009 STOCK OPTION AND AWARD PLAN
(As Adopted March 24, 2009)

1.  Purpose.

The purpose of this Plan is to strengthen Community Health Systems, Inc., a Delaware corporation (the “Company”), and its Subsidiaries by providing an incentive to its and their employees, officers, consultants and directors and thereby encouraging them to devote their abilities and industry to the success of the Company’s and its Subsidiaries’ business enterprises. It is intended that this purpose be achieved by extending to employees (including future employees who have received a formal written offer of employment), officers, consultants and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Performance Units, Performance Shares, Share Awards, Restricted Stock and Restricted Stock Units (as each term is herein defined).

2.  Definitions.

For purposes of the Plan:

2.1 “2000 Stock Option and Award Plan” means the Community Health Systems, Inc. 2000 Stock Option and Award Plan, as amended and restated March 24, 2009.

2.2 “Affiliate” means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

2.3 “Agreement” means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

2.4 “Award” means a grant of Restricted Stock, Restricted Stock Units, a Stock Appreciation Right, a Performance Award, a Share Award or any or all of them.

2.5 “Board” means the Board of Directors of the Company.

2.6 “Cause” means, except as otherwise set forth herein,

(a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Cause”, the term “Cause” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

(b) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses); provided, however, that following a Change in Control clause (i) of this Section 2.6(b) shall not constitute “Cause.”

2.7 “Change in Capitalization” means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

2.8 A “Change in Control” shall mean the occurrence of any of the following:

(a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Exchange Act), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the then outstanding Shares or the combined voting power of the Company’s then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), Shares or Voting Securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity, or (iii) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);

(b) The individuals who, as of March 24, 2009, are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as hereinafter defined) which results in a Parent Corporation (as hereinafter defined), the board of directors of the ultimate Parent Corporation; provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of the actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; or

(c) The consummation of:

(i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued (a “Merger”), unless such Merger is a “Non-Control Transaction.” A “Non-Control Transaction” shall mean a Merger where:

(A) the stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least fifty percent (50%) of the combined voting power of the outstanding voting securities of (x) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

(B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation;

(ii) A complete liquidation or dissolution of the Company; or

(iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Related Entity or under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose or the distribution to the Company’s stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

If an Eligible Individual’s employment is terminated by the Company without Cause prior to the date of a Change in Control but the Eligible Individual reasonably demonstrates that the termination (A) was at the request of a third party who has indicated an intention or taken steps reasonably calculated to effect a change in control or (B) otherwise arose in connection with, or in anticipation of, a Change in Control which has been threatened or proposed, such termination shall be deemed to have occurred after a Change in Control for purposes of this Plan provided a Change in Control shall actually have occurred.

2.9 “Code” means the Internal Revenue Code of 1986, as amended.

2.10 “Committee” means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

2.11 “Company” means Community Health Systems, Inc.

2.12 “Director” means a director of the Company.

2.13 “Disability” means:

(a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of “Disability”, the term “Disability” as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

(b) in the case of an Optionee or Grantee to whom Section 2.12(a) does not apply and who participates in the Company’s long-term disability plan, if any, the term “Disability” as used in such plan; or

(c) in all other cases, a physical or mental infirmity which impairs the Optionee’s or Grantee’s ability to perform substantially all his or her duties for a period of ninety-one (91) consecutive days.

2.14 “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee.

2.15 “Dividend Equivalent Right” means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

2.16 “Eligible Individual” means any of the following individuals who is designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein: (a) any director, officer or employee of the Company or a Subsidiary, (b) any individual to whom the Company or a Subsidiary has extended a formal, written offer of employment, or (c) any consultant or advisor of the Company or a Subsidiary.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” on any date means the closing sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the closing sales prices of the Shares as reported by The Nasdaq Stock Market at the close of the primary trading session on such dates and, in either case, if the Shares were not traded on such date, on the next preceding day on which the Shares were traded. In the event that Fair Market Value cannot be determined in a manner described above, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

2.19 “Grantee” means a person to whom an Award has been granted under the Plan.

2.20 “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option.

2.21 “Non-employee Director” means a director of the Company who is a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Exchange Act.

2.22 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.23 “Option” means a Nonqualified Stock Option, an Incentive Stock Option or either or both of them.

2.24 “Optionee” means a person to whom an Option has been granted under the Plan.

2.25 “Outside Director” means a director of the Company who is an “outside director” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

2.26 “Parent” means any corporation which is a parent corporation within the meaning of Section 424(e) of the Code with respect to the Company.

2.27 “Performance Awards” means Performance Units, Performance Shares or either or both of them.

2.28 “Performance-Based Compensation” means any Option or Award that is intended to constitute “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code and the regulations promulgated thereunder.

2.29 “Performance Cycle” means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

2.30 “Performance Objectives” has the meaning set forth in Section 9.

2.31 “Performance Shares” means Shares issued or transferred to an Eligible Individual under Section 9.

2.32 “Performance Units” means performance units granted to an Eligible Individual under Section 9.

2.33 “Plan” means Community Health Systems, Inc. 2009 Stock Option and Award Plan, as amended and restated from time to time.

2.34 “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1.

2.35 “Restricted Stock Unit” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares.

2.36 “Share Award” means an Award of Shares granted pursuant to Section 10.

2.37 “Shares” means shares of the Common Stock of the Company, par value $.01 per share, and any other securities into which such shares are changed or for which such shares are exchanged.

2.38 “Stock Appreciation Right” means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 7 hereof.

2.39 “Subsidiary” means (i) except as provided in subsection (ii) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company, and (ii) in relation to the eligibility to receive Options or Awards other than Incentive Stock Options and continued employment for purposes of Options and Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns 50% or more of the outstanding equity or other ownership interests.

2.40 “Successor Corporation” means a corporation, or a Parent or Subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

2.41 “Ten-Percent Stockholder” means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary.

3.  Administration.

3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. If the Committee consists of more than one (1) member, a quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least one (1) Director and may consist of the entire Board; provided, however, that (A) with respect to any Option or Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist of at least two (2) Directors each of whom shall be a Non-employee Director and (B) to the extent necessary for any Option or Award intended to qualify as Performance-Based Compensation to so qualify, the Committee shall consist of at least two (2) Directors, each of whom shall be an Outside Director. For purposes of the preceding sentence, if any member of the Committee is neither a Non-employee Director nor an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. Subject to applicable law, the Committee may delegate its authority under the Plan to any other person or persons.

3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

(a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted, prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share, the vesting schedule and the duration of each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

(b) select those Eligible Individuals to whom Awards shall be granted under the Plan, determine the number of Shares in respect of which each Award is granted, the terms and conditions (which need not be identical) of each such Award, and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

(c) construe and interpret the Plan and the Options and Awards granted hereunder, establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the

Plan and the operation of the Plan comply with Rule 16b-3 under the Exchange Act, the Code to the extent applicable and other applicable law, and otherwise make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

(d) determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

(e) exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

(f) generally, exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

3.4 The Committee may delegate to one or more officers of the Company the authority to grant Options or Awards to Eligible Individuals (other than to himself or herself) and/or determine the number of Shares subject to each Option or Award (by resolution that specifies the total number of Shares subject to the Options or Awards that may be awarded by the officer and the terms of any such Options or Awards, including the exercise price), provided that such delegation is made in accordance with the Delaware General Corporation Law and with respect to Options and Awards that are not intended to qualify as Performance-Based Compensation.

4.  Stock Subject to the Plan; Grant Limitations.

4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 3,500,000; provided, however, that, (i) when aggregated with Options and Awards granted under the 2000 Stock Option and Award Plan in any calendar year, no Eligible Individual may be granted Options or Awards in the aggregate in respect of more than 1,000,000 Shares, and (ii) in no event shall more than an aggregate of 30,000 Shares be issued upon the exercise of Incentive Stock Options granted under the Plan. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company’s treasury, or partly out of each, such number of Shares as shall be determined by the Board.

4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows:

(a) In connection with the granting of an Option or an Award, the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

(b) Stock Appreciation Rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for award under the Plan, regardless of the number of Exercise Gain Shares issued upon settlement of the Stock Appreciation Right.

(c) Notwithstanding the foregoing, Awards granted in the form of Restricted Stock (including Restricted Stock Units), Performance Awards (including Shares issued in respect to Performance Awards), and other Awards that are granted as “full value awards” shall reduce the number of shares that may be the subject to Options and Awards under the Plan by 1.52 Shares for each Share subject to such an Award.

4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled, is forfeited, is settled in cash or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled, forfeited, settled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder. With regard to Awards referred to in Section 4.2(c), for each Share subject to an Award that is cancelled, forfeited, settled in cash or other otherwise terminated as provided in the foregoing sentence, 1.52 Shares may again be the subject of Options or Awards under the Plan.

5.  Option Grants for Eligible Individuals.

5.1 Authority of Committee.  Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are employees of the Company or any Subsidiary.

5.2 Exercise Price.  The purchase price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the exercise price per Share under each Nonqualified Stock Option and each Incentive Stock Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

5.3 Maximum Duration.  Options granted hereunder shall be for such term as the Committee shall determine, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that unless the Committee provides otherwise, an Option (other than an Incentive Stock Option) may, upon the death of the Optionee prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Optionee’s death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

5.4 Vesting.  Subject to Section 5.10, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

5.5 Deferred Delivery of Option Shares.  The Committee may, in its discretion, permit Optionees to elect to defer the issuance of Shares upon the exercise of one or more Nonqualified Stock Options granted pursuant to the Plan. The terms and conditions of such deferral shall be determined at the time of the grant of the Option or thereafter and shall be set forth in the Agreement evidencing the Option.

5.6 Limitations on Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

5.7 Non-Transferability.  No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option), at the time of grant or thereafter, that the Option may be transferred to members of the Optionee’s immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the Optionee. For this purpose, immediate family means the Optionee’s spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

5.8 Method of Exercise.  The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefore and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee following a hardship distribution to the Optionee to the extent such exercise is prohibited under the Community Health Systems, Inc. 401(k) Plan or Treasury Regulation § 1.401(k)-1(d)(2)(iv)(B)(4). The exercise price for any Shares purchased pursuant to the exercise of an Option shall be paid in either of the following forms (or any combination thereof): (a) cash or (b) the transfer, either actually or by attestation, to the Company of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee) prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) a combination of cash and the transfer of Shares; provided, however, that the Committee may determine that the exercise price shall be paid only in cash. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the exercise price under an Option shall be valued at their Fair Market Value on the day of exercise of such Option. If requested by the Committee, the Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

5.9 Rights of Optionees.  No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (a) the Option shall have been exercised pursuant to the terms thereof, (b) the Company shall have issued and delivered Shares to the Optionee, and (c) the Optionee’s name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

5.10 Effect of Change in Control.  In the event of a Change in Control, each Option held by the Optionee as of the date of the Change in Control shall become immediately and fully exercisable and shall, notwithstanding any shorter period set forth in the Agreement evidencing the Option, remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the Change in Control or (y) the expiration of the stated term of the Option. In addition, the Agreement evidencing the grant of an Option may provide for any other treatment of the Option in the event of a Change in Control.

6.  [intentionally omitted].

7.  Stock Appreciation Rights.

The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 7, be subject to the same terms and conditions as the related Option.

7.1 Time of Grant.  A Stock Appreciation Right may be granted (a) at any time if unrelated to an Option, or (b) if related to an Option, either at the time of grant or at any time thereafter during the term of the Option.

7.2  Stock Appreciation Right Related to an Option.

(a) Exercise.  A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Option is exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the exercise price specified in the related Incentive Stock Option Agreement. In no event shall a Stock Appreciation Right related to an Option have a term of greater than ten (10) years; provided, however, that the Committee may provide that a Stock Appreciation Right may, upon the death of the Grantee, be exercised for up to one (1) following the date of the Grantee’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted.

(b) Amount Payable.  Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the per Share exercise price under the related Option, by (ii) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

(c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise.  Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

7.3 Stock Appreciation Right Unrelated to an Option.  The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 7.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years; provided, however, that the Committee may provide that a Stock Appreciation Right may, upon the death of the Grantee, be exercised for up to one (1) year following the date of the Grantee’s death even if such period extends beyond ten (10) years from the date the Stock Appreciation Right is granted. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (a) the excess of the Fair Market Value of a Share on the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (b) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

7.4 Non-Transferability.  No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

7.5 Method of Exercise.  Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company’s principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

7.6 Form of Payment.  Payment of the amount determined under Sections 7.2(b) or 7.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

7.7 Effect of Change in Control.  In the event of a Change in Control, each Stock Appreciation Right held by the Grantee shall become immediately and fully exercisable and shall, notwithstanding any shorter period set forth in the Agreement evidencing the Stock Appreciation Right, remain exercisable for a period ending not before the earlier of (x) the six (6) month anniversary of the Change in Control or (y) the expiration of the stated term of the Stock Appreciation Right. In addition, the Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option may provide for any other treatment of such Stock Appreciation Right in the event of a Change in Control.

8.  Restricted Stock and Restricted Stock Units.

8.1 Restricted Stock.  The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 8.1.

(a) Rights of Grantee.  Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, or any documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-Transferability.  Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 8.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

(c) Lapse of Restrictions.

(1) Generally.  Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

(2) Effect of Change in Control.  The Committee may determine at the time of the grant of an Award of Restricted Stock the extent to which the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

(d) Treatment of Dividends.  At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (a) deferred until the lapsing of the restrictions imposed upon such Shares and (b) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

(e) Delivery of Shares.  Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

8.2 Restricted Stock Units.  The Committee may grant to Eligible Individuals Awards of Restricted Stock Units, which shall be evidenced by an Agreement. Each such Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. Awards of Restricted Stock Units shall be subject to the terms and provisions set forth below in this Section 8.2.

(a) Payment of Awards.  Each Restricted Stock Unit shall represent the right of a Grantee to receive a payment upon vesting of the Restricted Stock Unit or on any later date specified by the Committee equal to the Fair Market Value of a Share as of the date the Restricted Stock Unit was granted, the vesting date or such other date as determined by the Committee at the time the Restricted Stock Unit was granted. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. The Committee may provide for the settlement of Restricted Stock Units in cash or with Shares having a Fair Market Value equal to the payment to which the Grantee has become entitled.

(b) Effect of Change in Control.  The effect of a Change in Control on an Award of Restricted Stock Units shall be set forth in the applicable Agreement.

9.  Performance Awards.

9.1 Performance Units.  The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Contingent upon the attainment of specified Performance Objectives within the Performance Cycle, Performance Units represent the right to receive payment as provided in Section 9.1(b) of (i) the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee or (ii) a percentage (which may be more than 100%) of the amount described in clause (i) depending on the level of Performance Objective attainment; provided, however, that the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

(a) Vesting and Forfeiture.  Subject to Sections 9.3(c) and 9.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

(b) Payment of Awards.  Subject to Section 9.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 9.4, such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

9.2 Performance Shares.  The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

(a) Rights of Grantee.  The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an

Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

(b) Non-Transferability.  Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Section 9.2(c) or 9.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

(c) Lapse of Restrictions.  Subject to Sections 9.3(c) and 9.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

(d) Treatment of Dividends.  At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

(e) Delivery of Shares.  Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

9.3  Performance Objectives.

(a) Establishment.  Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) net revenue, (iii) adjusted EBITDA, (iv) Share price, (v) pre-tax profits, (vi) net earnings, (vii) return on equity or assets, or (viii) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

(b) Effect of Certain Events.  At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary or nonrecurring events.

(c) Determination of Performance.  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied to the extent necessary for such Award to qualify as Performance Based Compensation.

9.4 Effect of Change in Control.  The Agreements evidencing Performance Shares and Performance Units may provide for the treatment of such Awards (or portions thereof) in the event of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

9.5 Non-Transferability.  Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

10. Share Awards.  The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion. Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company.

11. Effect of a Termination of Employment.

The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

12.  Adjustment Upon Changes in Capitalization.

(a) In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the exercise price therefore, if applicable, and (iii) the Performance Objectives.

(b) Any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent permitted by Sections 422 and 424 of the Code or (b) subject to outstanding Options or Awards that are intended to qualify as Performance-Based Compensation shall be made in such a manner as not to adversely affect the treatment of the Options or Awards as Performance-Based Compensation. In addition, (a) no adjustment to any Option or Award that is not subject to Section 409A of the Code shall be made in a manner that would subject the Option or Award to Section 409A of the Code and (b) any adjustment to an Option or Award that is subject to Section 409A of the Code shall be made only in a manner and to the extent permitted by Section 409A of the Code.

(c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

13.  Effect of Certain Transactions.

Subject to Sections 5.10, 7.7, 8.4(b) and 9.4 or as otherwise provided in an Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a merger or consolidation of the Company (a “Transaction”), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Option or Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction. The treatment of any Option or Award as provided in this Section 13 shall be conclusively presumed to be appropriate for purposes of Section 12.

14.  Interpretation.

Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

(a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

(b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be Performance-Based Compensation. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as Performance-Based Compensation.

(c) To the extent that any legal requirement of Section 16 of the Exchange Act or Section 162(m) of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Section 162(m) of the Code, that Plan provision shall cease to apply.

15.  Termination and Amendment of the Plan or Modification of Options and Awards.

15.1 Plan Amendment or Termination.  The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

(a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the written consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

(b) to the extent necessary under any applicable law, regulation or exchange requirement no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

15.2 Modification of Options and Awards.  No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the written consent of the Optionee or Grantee, as the case may be.

15.3 No Repricing of Options or Stock Appreciation Rights.  The Committee shall have no authority to make any adjustment (other than in connection with a stock dividend, recapitalization or other transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the exercise price of an Option or Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants, or other means, unless the Company’s stockholders shall have approved such adjustment or amendment.

16.  Non-Exclusivity of the Plan.

The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

17.  Limitation of Liability.

As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

(a) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

(b) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

(c) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

(d) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

18.  Regulations and Other Approvals; Governing Law.

18.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

18.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

18.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

18.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

18.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the “Securities Act”), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the

Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid.

18.6 Compliance With Section 409A.  All Options and Awards granted under the plan are intended either not to be subject to Section 409A of the Code or, if subject to Section 409A of the Code, to be administered, operated and construed in compliance with Section 409A of the Code and any guidance issued thereunder. Notwithstanding this or any other provision of the Plan to the contrary, the Committee may amend the Plan or any Option or Award granted hereunder in any manner, or take any other action, that it determines, in its sole discretion, is necessary, appropriate or advisable to cause the Plan or any Option or Award granted hereunder to comply with Section 409A and any guidance issued thereunder. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan.

19.  Miscellaneous.

19.1 Multiple Agreements.  The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

19.2 Beneficiary Designation.  Each Participant may, from time to time, name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Option or Award granted under the Plan in the event of the Participant’s death before he or she receives any or all of such benefit or exercises such Option. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death and rights to be exercised following the Participant’s death shall be paid to or exercised by the Participant’s estate.

19.3 Withholding of Taxes.

(a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a “Taxable Event”), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the “Withholding Taxes”) prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. The Committee may provide in an Agreement evidencing an Option or Award at the time of grant or thereafter that the Optionee or Grantee, in satisfaction of the obligation to pay Withholding Taxes to the Company, may elect to have withheld a portion of the Shares issuable to him or her pursuant to the Option or Award having an aggregate Fair Market Value equal to the Withholding Taxes. In the event Shares are withheld by the Company to satisfy any obligation to pay Withholding Taxes, such Shares shall be retired and cancelled and shall not thereafter be available to grant an Option or Award with respect thereto.

(b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

19.4 Effective Date.  The effective date of this Plan shall be March 24, 2009, subject only to the approval by the holders of a majority of the securities of the Company entitled to vote thereon, in accordance with the applicable laws, within twelve (12) months of the adoption of the Plan by the Board.

Please mark your votes as indicated in this example	☒
This Proxy is solicited on behalf of the Board of Directors of the Company. This Proxy will be voted as specified by the undersigned. This Proxy revokes any prior Proxy given by the undersigned. Unless expressly voted otherwise, a signed Proxy will be voted FOR the election of the four (4) named nominees for directors and, unless otherwise specified, FOR proposals 2, 3, 4 and 5 herein and described in the accompanying Proxy Statement. The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated April 10, 2009, describing more fully the proposals set forth herein.
The Board of Directors recommends a vote FOR each of the nominees for director.

1. Election of Directors Class III
	FOR	AGAINST	ABSTAIN

1.1 John A. Clerico	☐	☐	☐

1.2 Julia B. North	☐	☐	☐

1.3 Wayne T. Smith	☐	☐	☐

Election of Director Class II	☐	☐	☐
1.4 James S. Ely III

	FOR	AGAINST	ABSTAIN
The Board of Directors recommends a vote FOR proposals 2, 3, 4 and 5.

2. Proposal to approve the 2000 Stock Option and Award Plan, amended and restated as of March 24, 2009.	☐	☐	☐

3. Proposal to approve the 2004 Employee Performance Incentive Plan, amended and restated as of March 24, 2009.	☐	☐	☐

4. Proposal to approve the 2009 Stock Option and Award Plan, adopted as of March 24, 2009.	☐	☐	☐

5. Proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending December 31, 2009.	☐	☐	☐

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

Mark Here for Address	☐
Change or Comments
SEE REVERSE

Signature	Signature (if held jointly)	Date

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the Proxy signed by an officer of the corporation, indicating his/her title. If the stockholder is a partnership, the full partnership name should be inserted and the Proxy signed by an authorized person of the partnership, indicating his/her title. If the stockholder is a limited liability company, the full limited liability company name should be inserted and the Proxy signed by an authorized person of the limited liability company, indicating his/her title.
▲     FOLD AND DETACH HERE    ▲

Community Health Systems, Inc.

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Community Health Systems, Inc.
2009 Annual Meeting of Stockholders
     The undersigned hereby appoints Wayne T. Smith and Rachel A. Seifert, and each and any of them, proxies for the undersigned with full power of substitution, to vote all shares of the Common Stock of Community Health Systems, Inc. (the “Company”) owned by the undersigned at the Annual Meeting of Stockholders to be held at The St. Regis Hotel, located at 5th Avenue at 55th Street, New York, New York 10022 on Tuesday, May 19, 2009, at 8:00 a.m., local time, and at any adjournments or postponements thereof.

BNY MELLON SHAREOWNER SERVICES
Address Change/Comments	P.O. BOX 3550
(Mark the corresponding box on the reverse side)	SOUTH HACKENSACK, NJ 07606-9250

▲ FOLD AND DETACH HERE ▲

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

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